Exhibit (2)(e)

ASSET PURCHASE AGREEMENT

(CENTRAL IDAHO)

between

POTLATCH FOREST HOLDINGS, INC.

and

WESTERN PACIFIC TIMBER, LLC

Dated as of September 11, 2007

i

ii

EXHIBITS

Exhibit A	Allocation of Purchase Price

SCHEDULES

Schedule 2.1.1	Real Property Description
Schedule 2.1.2	Easements
Schedule 2.1.3	Permits
Schedule 2.1.6	Assumed Contracts
Schedule 2.8(i)	Title Commitments
Schedule 2.8(ii)	Permitted Exceptions
Schedule 5.4	Employees

iii

ASSET PURCHASE AGREEMENT

(CENTRAL IDAHO)

This ASSET PURCHASE AGREEMENT (CENTRAL IDAHO) (this “Agreement”), dated as of September 11, 2007 (the “Effective Date”), is made between POTLATCH FOREST HOLDINGS, INC., a Delaware corporation (“Buyer”), and WESTERN PACIFIC TIMBER, LLC, an Oregon limited liability company (“Seller”).

RECITALS

Seller owns and operates timberlands in Adams, Boise, Idaho, and Valley Counties, Idaho and owns an office building and real property located in the city of Cascade, Idaho.

Buyer desires to purchase from Seller its timberlands, the Cascade office, and certain related assets.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants hereinafter set forth, Seller and Buyer hereby agree as follows:

ARTICLE I

DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

“Additional Coverage” has the meaning set forth in Section 2.8(d)

“Additional Exception” has the meaning set forth in Section 2.8(b).

“Affected Assets” has the meaning set forth in Section 10.3(b).

“Affected Parcel” has the meaning set forth in Section 2.8(a).

“Affiliate” means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. The ownership of 25% or more of the stock or voting interests in any Person shall be deemed control, and each director and officer of an entity shall be deemed an Affiliate of that entity.

“Applicable Law” means all applicable provisions of all (i) constitutions, treaties, statutes, laws (including the common law), rules, regulations, ordinances or codes of any Governmental Authority and (ii) orders, decisions, injunctions, judgments, awards and decrees of or agreements with any Governmental Authority.

“Assignment and Assumption Agreement” has the meaning set forth in Section 2.6(b)(iii).

“Assets” has the meaning set forth in Section 2.1.

“Assumed Contracts” has the meaning set forth in Section 2.1.6.

“Assumed Liabilities” has the meaning set forth in Section 2.3.

“Buyer’s Affiliate” has the meaning set forth in Section 2.6(e).

“Claim” means any claim, demand, cause of action, suit, proceeding, arbitration, hearing or investigation.

“Closing” has the meaning set forth in Section 2.6.

“Closing Date” has the meaning set forth in Section 2.6.

“Code” means the Internal Revenue Code of 1986, as amended.

“Contamination” or “Contaminated” means the presence (actual or reasonably suspected) of Hazardous Substances in, on or under the soil, groundwater, surface water or other environmental media or any structure or improvement.

“Deposit” has the meaning set forth in Section 2.5(b).

“Disclosure Schedule” has the meaning set forth in Article III.

“Easements” has the meaning set forth in Section 2.1.2.

“Employee Benefit Plan” means any pension, retirement, profit sharing, deferred compensation, bonus, commission, incentive, life insurance, health benefits and disability benefits and all other employee benefit plans or arrangements (including, without limitation, any contracts or agreements with trustees, insurance companies or others relating to any such employee benefit plans or arrangements) for current or former employees of Seller.

“Environmental Law” means any Applicable Law relating to the protection of the environment or human health or to any emission, discharge, generation, processing, storage, release, threatened release or transportation of any Hazardous Substances.

“Escrow Agent” means First American Title Company, with its office located at 7311 Potomac, Boise, ID 83704.

“Excluded Assets” has the meaning set forth in Section 2.2.

“GAAP” means United States generally accepted accounting principles.

“Governmental Authority” means any applicable federal, state or local municipal entity or government or other administrative, judicial or other governmental department, commission, court, board, bureau, agency or instrumentality.

“Hazardous Substances” means any hazardous, toxic, radioactive or infectious substance, material or waste as defined, listed or regulated under any Environmental Law, and includes without limitation petroleum oil and its fractions.

“Improvements” has the meaning set forth in Section 2.1.5.

“Indemnified Party” has the meaning set forth in Section 8.4(b).

“Indemnifying Party” has the meaning set forth in Section 8.4(b).

“Intermediary” has the meaning set forth in Article IX.

“Knowledge” means the actual knowledge of a fact or matter, without any requirement of further investigation.

“Letter of Intent Deposit” has the meaning set forth in Section 2.5(b).

“Liens” means, collectively, all mortgages, liens (statutory or otherwise), security interests, pledges, charges, encumbrances, or restrictions of any nature whatsoever.

“Losses” has the meaning set forth in Section 8.2.

“Material Adverse Effect” means any event, occurrence, fact, condition, change or effect that has or is reasonably expected to have a material adverse effect, taken as a whole, on the Assets or the Assumed Liabilities, excluding the effects of changes to the extent related to economic or business conditions in the United States or the global economy, or to financial or capital markets generally, except to the extent that such changes materially disproportionately affect the Assets or the Assumed Liabilities compared to the manner in which the changes affect other timberland owners in Idaho.

“Omitted Parcel” means the North half of the North half of Section 17, Township 16 North, Range 4 East, Valley County, Idaho.

“Operating Statements” has the meaning set forth in Section 3.16.

“Permits” means all permits, licenses, approvals and authorizations of a Governmental Authority held by Seller with respect to the operation or development of the Real Property, including, without limitation, road use permits, special use authorizations, harvest permits and any other approval required to conduct commercial timber operations on the Real Property, conditional use permits, variances or any other land use approval, approvals for partitions, subdivisions boundary or lot line adjustments, building or construction permits, and all rights of Seller in all applications for any of the foregoing.

“Permitted Exception” has the meaning set forth in Section 2.8(a).

“Person” means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

“Purchase Price” has the meaning set forth in Section 2.5(a).

“Real Property” has the meaning set forth in Section 2.1.1.

“Records” has the meaning set forth in Section 2.1.9.

“Retained Liabilities” has the meaning set forth in Section 2.4.

“Seller’s Knowledge” means the Knowledge of Timothy Blixseth, Andrew Hawes, Michael Doyle, Steve Gurnsey, Steve Haren, and Lynn House.

“Tax” or “Taxes” means all income, gross receipts, sales, use, employment, franchise, profits, property or other taxes, fees, stamp taxes and duties, assessments or charges of any kind whatsoever, whether payable directly or by withholding (together with any interest and any penalties, additions to tax or additional amounts imposed with respect thereto), imposed by any governmental or taxing authority.

“Title Policy” has the meaning set forth in Section 2.8(c).

“Title Report” has the meaning set forth in Section 2.8(a).

“Update” has the meaning set forth in Section 2.8(b).

“Unacceptable Exceptions” has the meaning set forth in Section 2.8(b).

“Water Rights” has the meaning set forth in Section 2.1.4.

Whenever the word “including” is used, such term shall not be interpreted as being restrictive, but shall mean in all cases, “including without limitation.”

ARTICLE II

PURCHASE AND SALE

2.1 Purchase and Sale of Assets

Subject to all the terms and conditions set forth in this Agreement, Seller shall, at the Closing, sell, assign, transfer, convey and deliver to Buyer, free and clear of all Liens except Permitted Exceptions and the matters listed in Part II of Schedule 2.1.6 and, with respect to the Real Property, the matters described in Section 2.6(b)(i), and Buyer shall, at the Closing, purchase from Seller all of Seller’s right, title and interest in the following assets (the “Assets”), except in each case, the Excluded Assets:

2.1.1. Real Property

The real property described on attached Schedule 2.1.1, including (i) all trees growing or down and logs located thereon as of the Closing and (ii) all of Seller’s interest and rights in minerals, oil and gas, gravel and rock located on the Real Property (collectively the “Real Property”).

2.1.2. Easements

All easements, road use agreements, rights-of-way or other agreements or authorizations appurtenant to the Real Property, or owned by Seller and used to provide access to the Real Property, including those described on attached Schedule 2.1.2, to the extent assignable and transferable (the “Easements”).

2.1.3. Permits

The Permits relating to the Real Property, including all applications therefore, described on attached Schedule 2.1.3, to the extent assignable or transferable.

2.1.4. Water Rights

To the extent owned by Seller, all water rights appurtenant to or used in connection with the Real Property, including, any rights, agreements, or contracts relating to the delivery of water to the extent they apply to the Real Property and stock in water companies providing water to the Real Property (the “Water Rights”).

2.1.5. Improvements

All improvements located on the Real Property, including all buildings, bridges and gates (the “Improvements”).

2.1.6. Contracts

All rights, benefits and interests of Seller under the (i) contracts, agreements, commitments, understandings, documents and instruments, including logging contracts, listed on attached Schedule 2.1.6 and (ii) contracts entered into after the date hereof by Seller with respect to the operation of Property which have been specifically approved by Buyer in writing (the “Assumed Contracts”).

2.1.7. [Intentionally Deleted]

2.1.8. Records, Manuals and Documents

All of the following records, manuals, documents and information of Seller (the “Records”): (i) all maps, aerial photographs, surveys, title reports and title records, timber inventories, biological studies, timber inventory data, records, studies, reports, research materials and other documents and information (including GIS data), manuals and warranty information and records of operations, whether in printed or electronic form, and in each case relating to Seller’s ownership of the Assets and operation of the Real Property through the close of business on the Closing Date; (ii) copies of the Operating Statements, and records relating to payments made, received or due under the Assumed Contracts, Permits and any agreements included in the Permitted Exceptions (such as payments made or owing under road use agreements or easements) through the Closing Date; (iii) with respect to the Real Property, all soil test reports, building inspection reports, building plans, blueprints, renderings and surveys in Seller’s possession; (iv) all studies, evaluations, appraisals and other information in Seller’s possession relating to the ownership or proposed development of the Real Property; and (v) personnel records for employees of Seller who accept employment with Buyer or Buyer’s Affiliates.

2.1.9. Seedlings

All conifer seeds or seedlings in Seller’s possession intended for use in reforestation of the Real Property.

2.1.10. Environmental Indemnity Rights

All rights of Seller for indemnity, contribution or reimbursement from, and claims or causes of action of Seller against, third parties (including, but not limited to prior owners of the Real Property), with respect to Contamination of the Real Property, violations of Environmental Laws with respect to the Real Property, or the environmental condition of the Real Property (the “Environmental Indemnity Rights”)

2.2 Excluded Assets

Notwithstanding the listing of Assets in Section 2.1, Seller will retain and not transfer, and Buyer will not purchase or acquire, assets not specifically referred to in Section 2.1 of this Agreement, or any of the following (collectively, the “Excluded Assets”):

2.2.1. Tax Refunds

Tax credits and Seller’s rights to refunds of Taxes paid with respect to the Real Property, for the periods, or any portion thereof, ending on or prior to the Closing Date.

2.2.2. Cash and Equivalents

Seller’s cash, bank deposits or similar cash and cash equivalent items.

2.2.3. Accounts Receivable

Any accounts receivable of Seller.

2.2.4. Other Working Capital

Any other items of working capital of the Assets.

2.2.5. Accounting and Tax Records

Any of Seller’s Tax and accounting records (provided that Buyer shall receive copies of these to the extent provided in Sections 2.1.8).

2.2.6. Personnel Records

All personnel files, workers compensation files, employee medical files and other employee books and records, except such records for employees of Seller to whom Buyer extends an offer of employment to the extent disclosure is not prohibited by Applicable Law.

2.2.7. Contract, Insurance and Indemnity Claims

All of the rights of Seller under insurance policies or under contracts (including the Assumed Contracts) with respect to acts, omissions or occurrences prior to the Closing Date, including rights of indemnification or contribution, except for the Environmental Indemnity Rights.

2.2.8. Seller’s Washington Assets and Operations Records

All records, electronic or otherwise, relating to Seller’s Washington timberlands or other tangible assets located in Washington (but not records relating to the Real Property or Assumed Contracts, even if such records are located in Washington).

2.3 Assumption of Liabilities

Subject to the terms and conditions set forth herein, Buyer shall assume and agree to pay, honor and discharge when due only the liabilities and obligations arising on or after the Closing Date under the Assumed Contracts, Permits, and agreements included in Permitted Exceptions (collectively, the “Assumed Liabilities”).

2.4 Retained Liabilities

Except for the liabilities and obligations to be assumed by Buyer pursuant to Section 2.3, Buyer will not assume or be liable for any liabilities of Seller, known or unknown, contingent or absolute, accrued or otherwise (the “Retained Liabilities”). Without limiting the generality of the foregoing, the following liabilities and obligations are Retained Liabilities:

(a) Any liabilities, obligations or debts of Seller, whether fixed, contingent or mixed and whether based on events occurring before or after the Closing, including without limitation those based on tort, contract, statutory or other claims or involving fines or penalties payable to any governmental authority, excepting contractual liabilities arising on or after the Closing Date under the Assumed Contracts, Permits and Permitted Exceptions;

(b) Any liabilities, obligations or debts of Seller for any Taxes, including without limitation federal income taxes, state income and sales and excise taxes, state and local real and personal property taxes and federal, state and local withholding and payroll taxes, except as otherwise provided in this Agreement;

(c) Any liabilities, obligations or debts of Seller for trade payables or account payables (whether or not the same has become due and payable), loans, notes, advances, intercompany borrowing or other form of indebtedness incurred by Seller;

(d) Any liabilities, obligations or debts of Seller pursuant to warranties (express or implied) to customers for products sold by Seller on or prior to the Closing Date;

(e) Any liabilities, obligations or debts of Seller in respect of any Excluded Asset;

(f) Any liabilities, obligations or debts of Seller under any employment, severance or other agreement with any employee of Seller and all liabilities relating to payroll, bonus or deferred compensation, vacation, sick leave, workers compensation, unemployment benefits, pension or retirement benefits, stock bonuses, stock purchases, options, profit-sharing plans, health care plans or any other benefits or employee plans of any kind for all current and former employees of Seller with respect to their employment with Seller;

(g) Any liabilities, obligations or debts of Seller under or in connection with the Assumed Contracts, Permitted Exceptions, Water Rights, or Permits arising from any performance or breach thereof occurring on or before the Closing Date;

(h) Any liabilities, obligations or debts of Seller arising from the operation by Seller of the Assets on or before the Closing Date; and

(i) Any liabilities, obligations or debts of Seller under any Environmental Law.

2.5 Purchase Price

(a) The aggregate purchase price for the Assets shall be the sum of ONE HUNDRED SIXTY- THREE MILLION THREE THOUSAND SEVEN HUNDRED THIRTY AND NO/100 DOLLARS ($163,003,730.00) (the “Purchase Price”). The Purchase Price shall be paid in immediately available funds at the Closing.

(b) Pursuant to a letter of intent between Buyer and Seller dated June 20, 2007, Buyer has deposited with the Escrow Agent the sum of $10,500,000.00 (the “Letter of Intent Deposit”) in an interest bearing account. Upon execution of this Agreement, Buyer and Seller shall direct Escrow Agent to disburse to Buyer all interest accrued on the Letter of Intent Deposit as of the date of this Agreement. Thereafter $3,000,000 of the Letter of Intent Deposit shall be transferred to an escrow account held by the Escrow Agent as a deposit under this Agreement (the “Deposit”). The Deposit shall be held in an interest bearing account from the date of this Agreement through the Closing or earlier termination of this Agreement. Except as provided in Section 7.2, the Deposit and interest accrued thereon shall be credited against the Purchase Price at the Closing. Until the Closing or the termination of this Agreement, no party shall be entitled to receive, pledge, borrow against or otherwise receive the benefit of the Deposit.

2.6 Closing

(a) Subject to the terms and conditions of this Agreement, the sale and purchase of the Assets and the assumption of the Assumed Liabilities contemplated hereby shall take place at a closing (the “Closing”) in escrow at the offices of the Escrow Agent, on September 19, 2007, or at such other time, date, place or manner as Seller and Buyer may mutually agree upon in writing (the day on which the Closing takes place being the “Closing Date”).

(b) At the Closing, in addition to any other documents to be delivered by Seller under other provisions of this Agreement, Seller shall deliver or cause to be delivered to Buyer (or to the extent Buyer designates certain Assets pursuant to Section 2.6(e), to Buyer’s Affiliate):

(i) General Warranty Deeds, conveying the Real Property and Easements to Buyer (or to the extent Buyer designates pursuant to Section 2.6(e), to Buyer’s Affiliate), subject only to (1) the Permitted Exceptions, (2) the agreements listed on Part II of Schedule 2.1.6,

(3) discrepancies and conflicts in boundary lines, encroachments, shortage of area and similar matters which an ALTA survey would disclose, (4) rights of the public in roads and highways, (5) rights of way for utility lines now installed on the Real Property, (6) unpatented mining claims, and (7) reservations in federal patents or in acts authorizing the same. The standard permitted exceptions appearing in an ALTA standard owners policy shall not be exceptions in such deeds. If at the Closing Seller has not yet acquired record title to the Omitted Parcel, the Omitted Parcel will be deleted from the legal description utilized in the Valley County, Idaho General Warranty Deed;

(ii) a Bill of Sale from Seller to Buyer, conveying to Buyer the Improvements and Records and personal property included in the Assets (or to the extent Buyer designates pursuant to Section 2.6(e), to Buyer’s Affiliate);

(iii) a counterpart of an Assignment and Assumption Agreement pursuant to which Seller assigns to Buyer, and Buyer assumes and agrees to perform the obligations arising on or after the Closing Date under the Assumed Contracts and Permits included in the Assets (or to the extent Buyer designates pursuant to Section 2.6(e), Seller shall assign such designated Assets to Buyer’s Affiliates pursuant to an Assignment and Assumption Agreement, and Buyer’s Affiliate shall assume and agree to perform the obligations arising on or after the Closing Date under such Assets) (the “Assignment and Assumption Agreement”);

(iv) an assignment to Buyer of the Water Rights to the extent not already transferred or assigned to Buyer pursuant to the instruments described in Section 2.6(b)(i); (or to the extent Buyer designates pursuant to Section 2.6(e), to Buyer’s Affiliate)

(v) the consents obtained, if any, to the assignment of the Assumed Contracts and Permits;

(vi) the certificates and other documents required to be delivered pursuant to Section 6.2;

(vii) a certificate of Seller in the form required by applicable regulations under Section 1445 of the Code, affirming that Seller is not a foreign person (as that term is defined therein) and containing such other information as may be required thereunder;

(viii) the Records, except to the extent constituting Excluded Assets; and

(ix) if requested by Buyer, Quitclaim Deeds, conveying the Real Property to Buyer utilizing the descriptions contained in the Quitclaim Deeds delivered to Seller in connection with Seller’s acquisition of the Real Property;

(x) an Assignment of the Environmental Indemnity Rights;

(xi) if Seller has not, by the Closing, acquired record title to the Omitted Parcel, a Grant Deed conveying the Omitted Parcel to Buyer (or, to the extent Buyer designates pursuant to Section 2.6(e), to a Buyer’s Affiliate); and

(xii) such other instruments executed by Seller as may reasonably be requested by Buyer to transfer title to the Assets to Buyer (or to the extent Buyer designates certain Assets pursuant to Section 2.6(e), to Buyer’s Affiliate).

(c) At the Closing, in addition to any other documents to be delivered by Buyer under other provisions of this Agreement, Buyer (or Buyer’s Affiliates, as appropriate) shall deliver or cause to be delivered to Seller:

(i) the Purchase Price in immediately available funds;

(ii) an executed counterpart to the Assignment and Assumption Agreement; and

(iii) the certificates and other documents required to be delivered pursuant to Section 6.1.

(d) The sale and purchase of the Assets and the assumption by Buyer of the Assumed Liabilities shall be deemed for all purposes to have taken place as of 12:01 a.m., P.S.T., on the Closing Date.

(e) By notice to Seller at least three (3) business days prior to the Closing, Buyer may designate certain of the Assets be conveyed directly by Seller to an affiliate of Buyer (a “Buyer’s Affiliate”). If Buyer does so, then at the Closing the Assets so designated by Buyer shall be conveyed directly by Seller to Buyer’s Affiliate.

2.7 Allocation

The parties agree to allocate the Purchase Price (plus the amount of Assumed Liabilities) for all purposes (including financial accounting and tax purposes) in accordance with the allocation schedule attached hereto as Exhibit A. Each party agrees to report the federal, state, local and other tax consequences of the transactions contemplated by this Agreement in a manner consistent with such allocation and shall not take any position inconsistent therewith upon examination of any tax return, in any refund claim, or in any litigation, investigation, or otherwise.

2.8 Title Commitments and Title Insurance

(a) Seller has delivered to Buyer the commitments for ALTA owners standard coverage policies of title insurance described on attached Schedule 2.8(i) (the “Title Commitments”). The items listed on Schedule 2.8(ii) shall be “Permitted Exceptions”.

(b) If, after the date hereof and before the Closing, the Escrow Agent issues an updated title commitment (an “Update”) containing an exception to title not listed on a Title Commitment (an “Additional Exception”), then Buyer may, by notice to Seller no later than five (5) calendar days after receipt of the Update, advise Seller in writing of any Additional Exception reflected in such Update subject to which Buyer is unwilling to accept title (the ‘“Unacceptable Exceptions”). Failure of Buyer to provide such written notice within such five (5) calendar day period shall be deemed an election by Buyer to waive any Additional Exception disclosed in such Update and to accept title subject to the Additional Exception without any reduction in the Purchase Price for the Assets (in which case the Additional Exception will thereafter be a Permitted Exception). Within five (5) calendar days following Seller’s receipt of Buyer’s notice of Unacceptable Exceptions, if any, Seller shall advise Buyer in writing whether Seller intends to take action to correct such Unacceptable Exception, which corrective action may include, but is not limited to, taking steps to have the Unacceptable Exception removed or reducing the Purchase Price by an amount equal to the reduction in fair market value of the Assets resulting from the Unacceptable Exception. If Seller fails within such five (5) calendar day period to notify Buyer that Seller will cure the Unacceptable Exception (or following Seller’s timely notice, Seller fails to correct such Unacceptable Exception prior to the Closing Date), then Buyer shall have the option, as its sole remedy (except with respect to Unacceptable Exceptions created by Seller in violation of this Agreement) for the failure of Seller to eliminate any Unacceptable Exception, either to (i) accept title to the Real Property subject to such Unacceptable Exception (in which case the Unacceptable Exception will thereafter be a Permitted Exception) without any adjustment in the Purchase Price for the Assets, or (ii) eliminate the parcel or parcels of the Real Property affected by the Unacceptable Exception (each an “Affected Parcel”) from the transaction, in which event the Purchase Price shall be reduced by the fair market value of the Affected Parcel. Seller shall, in all events, be required to remove any Unacceptable Exceptions which are mortgages, deeds of trust, security interests or similar financial encumbrances created by Seller and any other Unacceptable Exceptions created by Seller in violation of this Agreement. If the parties are unable to agree upon the fair market value of the Affected Parcel, then value shall be determined pursuant to the procedure set forth in Section 10.3(c) of this Agreement.

(c) At the Closing, Seller shall furnish Buyer (or to the extent Buyer designates certain Assets pursuant to Section 2.6(e), to Buyer’s Affiliate), at Seller’s expense, an ALTA standard coverage policy of title insurance for the Real Property in the amount allocated to the Real Property under Section 2.7 containing no exceptions except Permitted Exceptions and the standard coverage form printed exceptions (the “Title Policy”). If Seller has not, by the Closing, acquired record title to the Omitted Parcel, the Title Policy issued at the Closing shall not include the Omitted Parcel, and following the Closing, upon Seller’s acquisition of title to the Omitted Parcel, Seller shall cause the Title Policy to be endorsed to add the Omitted Parcel.

(d) Buyer (or to the extent Buyer designates certain Assets pursuant to Section 2.6(e), Buyer’s Affiliate) may at its sole cost and expense obtain any endorsements to the Title Policy that are factually and legally available as it desires (“Additional Coverage”), so long as Buyer’s election to pursue Additional Coverage does not result in a delay of the Closing. Any additional expenses Buyer or Buyer’s Affiliate may elect to incur for surveys of the Real Property, extended coverage or Additional Coverage shall be borne solely by Buyer or Buyer’s Affiliate, as appropriate. Seller agrees to provide copies of any existing surveys of the Real Property to Buyer or Buyer’s Affiliate, as appropriate.

2.9 Pro-ration, Tax Returns and Closing Costs

(a) Any and all property Taxes, payments due under the Assumed Contracts and other charges, costs and expenses applicable to or in connection with the Assets will be prorated as of the Closing Date, and such Taxes, payments and other charges shall be allocated between the parties by adjustment or payment at the Closing; provided that any security deposits or other deposits paid by Seller under the Assumed Contracts shall be refunded to Seller. To the extent possible, prorations shall be computed and appropriate payments made at the Closing. To the extent prorations and appropriate payments are not made as of the Closing, such prorations and adjustments shall be finally computed, and any payments due from one party to another paid, within thirty (30) days after the Closing, provided, as to items to be prorated for which information necessary to complete such prorations is not available within 30 days after the Closing, the parties shall prorate such items and make appropriate payments as soon as practicable after such information is available.

(b) All such Taxes shall be allocated on the basis of the fiscal year of the tax jurisdiction in question. With respect to all such Taxes, Seller shall timely prepare and file, or cause to be timely prepared and filed, with the appropriate authorities all tax returns, reports and forms relating to the Assets attributed to any period that ends on or prior to the Closing Date. Buyer shall prepare and file, or cause to be prepared and filed, with the appropriate authorities all tax returns, reports and forms relating to the Assets attributable to any period that ends after the Closing Date. Seller agrees to provide Buyer any information, records or other documents reasonably necessary to enable Buyer to prepare such tax returns.

(c) Seller shall pay one-half, and Buyer shall pay one-half, of the escrow fees of the Escrow Agent. Buyer shall pay the cost of recording all conveyance documents which are to be recorded.

(d) At the Closing, and subject to the Closing occurring, Buyer will receive a credit against the Purchase Price for the Net Proceeds of logs harvested from the Real Property on or after September 1, 2007 and prior to the Closing Date. (Any agreement for the sale of logs harvested from the Real Property after September 1, 2007 is subject to Buyer’s approval under Section 5.3(b).) As used herein, Net Proceeds means the sale price of such logs, less amounts paid by Seller to contract loggers for logging and delivery of such logs, and less $1,675 per business day from September 1 to the Closing Date for Seller’s administrative costs.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller, represents and warrants to Buyer that the statements contained in this Article III are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date, except as set forth in the disclosure schedule accompanying this Agreement and initialed by the parties (the “Disclosure Schedule”). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Article III and each disclosure shall provide an exception to or otherwise qualify the corresponding representation or warranty of Seller and the other representations and warranties in this Article III to the extent that the relevance of such disclosure is clearly apparent on it face.

3.1 Organization, Good Standing and Qualification

Seller is a limited liability company duly organized and validly existing under the laws of the State of Oregon, duly qualified to do business in Idaho. Seller has the corporate power and authority to own and operate the Assets and to carry on its business as now being conducted.

3.2 Authority and Consents

Seller has the limited liability company power and authority to enter into this Agreement and perform its obligations under this Agreement. The execution, delivery and performance by Seller of this Agreement does not require any consent, approval, order, authorization or other action by, or filing with, any Governmental Authority, or the consent of any other third party. This Agreement and the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action of Seller, and this Agreement constitutes the legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization and moratorium laws and (ii) other laws of general application affecting the enforcement of creditors’ rights generally and general principles of equity.

3.3 Noncontravention

The execution, delivery and performance of this Agreement by Seller does not, and the consummation of the transactions contemplated by this Agreement will not, violate or conflict with the Articles of Organization or Operating Agreement of Seller, any Applicable Law or any Assumed Contract or Permit that is material to the ownership or operation of the Assets.

3.4 Taxes

Seller has timely paid all Taxes due and owing by Seller with respect to the ownership and operation of the Assets prior to the Closing. There are no Liens on the Assets for Taxes, except for real property taxes not yet due or payable.

3.5 Real Property

(a) Seller has good and marketable title to the Real Property in fee simple. Except for the Permitted Exceptions, and the items listed in Part II of Schedule 2.1.6, there are no existing leases, subleases, tenancies or licenses on any portion of the Real Property. There are no boundary disputes or condemnation actions pending or, to the Knowledge of Seller, threatened with respect to the Real Property.

(b) Neither the operations of Seller on any of the Real Property nor any improvements on the Real Property materially violate any applicable building code, zoning requirement, forest practice statute or regulation, or other statute, regulation or ordinance. Seller has not received any notice of any pending or contemplated special assessments against the Real Property.

(c) The Real Property, taken as a whole, has enforceable legal access to public roads or highways.

(d) To Seller’s Knowledge, except for rights of third parties under the Permitted Exceptions and under the Assumed Contracts listed in Part II of Schedule 2.1.6, no Person other than Seller has a right of possession of any of the Real Property.

3.6 Personal Property

At the Closing, all personal property included in the Assets will be free and clear of Liens (except that personal property which constitutes a fixture or a part of the Real Property may be subject to Permitted Exceptions).

3.7 Assumed Contracts and Permits

Complete and correct copies of the Assumed Contracts listed on Schedule 2.1.6, and Permits have been provided to Buyer. There does not exist under the Assumed Contracts or Permits any failure of condition, any event of default or event or condition (whether with or without notice, lapse of time or both), that would constitute a material breach, failure of condition or event of default thereunder, in each case, on the part of Seller. Furthermore, to Seller’s Knowledge, there does not exist under any of the Assumed Contracts or Permits, any event of default or any event or condition (whether with or without notice, lapse of time or both), that would constitute a material breach or event of default thereunder, in each case, on the part of any other party to the Assumed Contracts or Permits. The Assumed Contracts are valid and binding obligations of Seller and are enforceable by Seller in accordance with their terms. To Seller’s Knowledge, all Permits were validly issued by the appropriate Governmental Authority, remain valid and enforceable or exercisable by Seller in accordance with their terms and Applicable Law and, upon assignment (subject to obtaining any required consent to assignment or providing notice of assignment), will be valid and enforceable or exercisable by Buyer in accordance with their terms and Applicable Law.

3.8 Litigation and Condemnation

There is no claim, suit, action, arbitration or legal, administrative or other proceeding pending or, to Seller’s Knowledge, threatened against Seller relating to the Assets or affecting the Real Property. Seller is not subject to any order, writ, injunction, judgment or decree of any Governmental Authority that adversely affects the ability of Seller to operate the Real Property substantially as presently operated or that is reasonably likely to adversely and materially affect the ability of Buyer to operate the Real Property or use the Assets substantially as presently operated and used by Seller. Seller has not received notice of any condemnation proceeding affecting the Assets and, to Seller’s Knowledge, no condemnation proceeding is pending or has been threatened with respect to the Real Property.

3.9 Environmental Compliance

(a) No Violations. Seller is in material compliance with all applicable Environmental Laws pertaining to the Real Property (and the use and ownership thereof). Seller has made all material reports and given all material notices required by all Environmental Laws and Permits issued under Environmental Laws pertaining to the Real Property.

(b) Enforcement. No Governmental Authority has issued to Seller any citation or notice of, or to Seller’s Knowledge is investigating, planning or considering any investigation of, any violation or noncompliance by Seller under, any Environmental Law in connection with the Real Property or the Assets, except for matters which have been fully and finally resolved and for which there are no unpaid or unsatisfied obligations or liabilities.

(c) Contamination. No portion of the Real Property has been Contaminated by any activities of Seller, and to Seller’s Knowledge no portion of the Real Property is Contaminated. None of the Real Property is listed or, to Seller’s Knowledge, either proposed or likely to be listed on the Comprehensive Environmental Response, Compensation and Liability Information System or on any comparable list maintained by any other Governmental Authority.

(d) Pending Actions. Seller is not subject to any outstanding order, judgment, injunction, decree or writ from or other obligation to or with any Governmental Authority or other Person in respect of which Buyer may be required to incur any liabilities arising from the release or threatened release of a Hazardous Substance or any Contamination with respect to the Real Property. To Seller’s Knowledge, no investigation by any Government Authority is pending with respect to alleged failure of the Real Property or the Assets, or Seller’s operations on the Real Property or use of the Assets, to comply with Environmental Laws.

(e) Underground Storage Tanks. To Seller’s Knowledge, no regulated underground storage tank is or at any time was located on the Real Property.

(f) Environmental Reports. Seller has disclosed and made available to Buyer true, complete and correct copies of any reports, studies, investigations, audits, analysis, tests or monitoring in the possession of or initiated or prepared by Seller pertaining to any environmental matter relating to the Real Property, including without limitation compliance with Environmental Laws, employee safety or Contamination.

3.10 Endangered and Threatened Species

To Seller’s Knowledge, no federal or state endangered, threatened, sensitive, or otherwise listed or protected species are on or near the Real Property that would affect Buyer’s ability to conduct commercial timber operations on the Real Property, and Seller has received no notice of any actions the threatened actions against Seller or the Real Property based upon the presence of any endangered, threatened, sensitive or otherwise listed or protected species on or near the Real Property or of any set of facts which might give rise to any such action.

3.11 Labor Matters

Seller is not a party or otherwise subject to any collective bargaining or other agreement governing the wages, hours or terms of employment of its employees. Seller is and has been in compliance with all applicable laws regarding employment and employment practices, terms and conditions of employment, wages and hours and is not and has not been engaged in any unfair labor practice.

3.12 [Intentionally Deleted]

3.13 Compliance with Laws

Seller is in material compliance with, and is operating the Assets in material compliance with, all applicable statutes, ordinances, rules, regulations and orders of Governmental Authorities.

3.14 Forestry Obligations

There are no unfulfilled road maintenance, reforestation, or other forest management or forest operation obligations imposed by any statues, ordinances, rules, regulations or orders of Governmental Authorities or required by any timber harvest or other Permit with respect to the Real Property, and the Real Property is, all material respects, in the condition required by any such statues, ordinances, rules, regulations or orders of Governmental Authorities or required by any timber harvest or other Permit.

3.15 Outstanding Obligations Related to Forest Operations

All Taxes related to timber harvest and all amounts owed to those involved in road construction and maintenance, the felling, logging and transportation of timber and logs from the Real Property have been fully paid or will be fully paid as of the Closing.

3.16 Operating Statements

Seller has previously furnished to Buyer unaudited operating statements for the Real Property for the year ended of Seller as of December 31, 2006 and for the six months ended June 30, 2007 (all such statements collectively, the “Operating Statements”). The Operating Statements present fairly the results of operations for the periods then ended, all in conformity with GAAP applied on a consistent basis.

3.17 Permits

Schedule 2.13 lists all Permits held by Seller with respect to the ownership, operation and potential development of the Real Property. Seller is in compliance with the terms and provisions of such Permits.

3.18 Brokerage

Seller has not retained any broker or finder in connection with the transactions contemplated by this Agreement. Any brokerage or finder’s fee due to any broker or finder in violation of the foregoing representation shall be paid by Seller.

3.19 Change in Condition of Assets.

To Seller’s Knowledge, since June 20, 2007, there has been no damage or loss to the Assets, including, without limitation, damage and loss by fire or other casualty to the timber located on the Real Property, other than timber harvesting in the ordinary course of business.

3.20 Conditions of Assets

Buyer acknowledges that full inspection of the Assets has been made or will be made by Buyer prior to the Closing and that except as expressly provided herein, neither Seller nor any of its agents, officers, employees or assigns has made any representations or warranties respecting the condition of the Assets or made any agreements to make any improvements thereto.

Buyer specifically acknowledges and agrees that, except as expressly provided herein, (1) Seller does not make any representations or warranties of any kind whatsoever, either express or implied, with respect to the condition of the Assets, and (2) the Assets are sold to Buyer in an “AS IS” and “WITH ALL FAULTS” condition as of the Closing Date, including, without limitation, the stability of soils, the condition of the Assets or any building structure or improvements thereon, suitability, habitability, merchantability or fitness of the Assets for any construction or development, or for Buyer’s intended use, encroachment or boundary questions, compliance with any laws, drainage, availability or adequacy of water, sewer or other utilities, zoning, access and similar matters. Except as expressly provided in this Agreement, and except for Buyer’s rights under Article VIII with respect to breaches of representations and warranties contained herein, Buyer hereby waives any and all claims which Buyer has or may have against Seller with respect to the physical condition of the Assets. The provisions of this paragraph shall survive the Closing.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer makes the following representations and warranties to Seller:

4.1 Organization, Good Standing and Qualification

Buyer is a corporation duly organized and validly existing under the laws of the State of Delaware and duly qualified to conduct business in Idaho. Buyer has the requisite power and authority to own and operate its assets and to carry on its business as now being conducted.

4.2 Authority and Consents

Buyer has the necessary power and authority to enter into this Agreement and perform its obligations under this Agreement. The delivery and performance by Buyer of this Agreement does not require any consent, approval, order, authorization or other action by, or filing with, any Governmental Authority, or the consent of any other third party (other than consents of third parties which may be required to assign the Assumed Contracts or Permits). This Agreement and the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action of Buyer, and this Agreement constitutes the legal, valid and binding obligation of Buyer, enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization and moratorium laws and (ii) other laws of general application affecting the enforcement of creditors’ rights generally and general principles of equity.

4.3 Noncontravention

The execution, delivery and performance of this Agreement by Buyer does not, and the consummation of the transactions contemplated by this Agreement will not, violate or conflict with the Certificate of Incorporation or Bylaws of Buyer, any Applicable Law or any contract or judgment to which Buyer is a party or by which it is bound.

4.4 Brokerage

Buyer has not retained any broker or finder in connection with the transactions contemplated by this Agreement. Any brokerage or finder’s fee due to any broker or finder in violation of the foregoing representation shall be paid by Buyer.

4.5 Hart-Scott Rodino Antitrust Improvement Act

The parties are not required in connection with the transactions contemplated by this Agreement to file pre-merger notification under the Hart-Scott-Rodino Antitrust Improvement Act of 1976.

ARTICLE V

COVENANTS

5.1 Buyer’s Access to Premises and Information

From the date of this Agreement until the Closing, upon reasonable notice, Seller shall (a) afford Buyer and its counsel, accountants and other representatives access, during normal business hours, to the Assets and the offices, properties, books and records relating to the Assets and (b) furnish to Buyer and such representatives such documents and information in its possession relating to the Assets and their condition, including prior environmental assessments, and such additional information regarding the Assets as Buyer may from time to time reasonably request; provided, that such access shall be conducted in a manner so as not to interfere unreasonably with the business or operations of Seller, and provided further that Seller will not be required to provide access to Seller’s financial records other than the (i) Operating Statements, (ii) records relating to the adjustments to be made under Section 2.9 and (iii) records relating to payments received, made or owing under the Assumed Contracts, the Permits or agreements included in the Permitted Exceptions. Buyer shall indemnify, defend and hold harmless Seller from any and all damage, expenses, liens, or claims (including attorneys’ fees and costs) arising from Buyer’s exercise of its access rights hereunder, excluding damages, expenses, liens or claims arising from the discovery of Hazardous Substances on the Real Property. This indemnity obligation shall survive the Closing and any termination of this Agreement.

5.2 Consents of Others

(a) Seller shall use commercially reasonable efforts to obtain all authorizations, consents, orders and approvals that may be or become necessary for its performance of its obligations pursuant to this Agreement. Buyer shall use commercially reasonable efforts to obtain all authorizations, consents, orders and approvals that may be or become necessary for its performance of its obligations pursuant to this Agreement. Seller and Buyer will cooperate with each other in promptly seeking to obtain all such authorizations, consents, orders and approvals. Seller and Buyer shall take all further commercially reasonable action to cause the conditions to the Closing to occur.

(b) If any consent, approval or waiver necessary for the assignment, assumption and transfer of any Assumed Contracts or Permits shall not have been obtained on or prior to the Closing Date, then (i) the parties shall, following the Closing, continue to use reasonable efforts to obtain such consent, approval or waiver and (ii) as of the Closing, to the extent permitted by law and necessary to give effect to the terms hereof, this Agreement shall constitute full and equitable assignment by Seller to Buyer of all of Seller’s right, title and interest in and to, and assumption by Buyer of all of the respective obligations and liabilities of Seller under such Assumed Contracts or Permits, and Buyer shall be deemed the agent of Seller for purposes of completing, fulfilling and discharging all of the liabilities of Seller under any such Assumed Contracts or Permits. The parties shall take all actions reasonably necessary to provide Buyer with the economic benefits of any such Assumed Contracts or Permits, and to relieve Seller of the burdens of performance and other obligations thereunder, including entry into subcontracts for the performance thereof. Buyer agrees to pay, perform and discharge, and indemnify Seller against and hold Seller harmless from, all of its respective obligations and liabilities relating to such performance or failure to perform under such Assumed Contracts or Permits provided that, in each relevant instance, through the arrangements made pursuant hereto, Buyer in fact obtains the benefit of the relevant Assumed Contracts or Permits.

(c) If Seller shall be unable to make the equitable assignment described in Section 5.2(b), or if such attempted equitable assignment would give rise to any right of termination or would otherwise adversely affect the rights of Seller or of Buyer under such Assumed Contracts or Permits, or would not result in the assignment of all of the rights or transfer all of the obligations and liabilities of Seller thereunder at the Closing, Seller and Buyer shall continue to cooperate and use commercially reasonable efforts to provide Buyer with all such rights and to relieve Seller of all such obligations and liabilities. To the extent that any such consents and waivers are not obtained, or until the impediments to such assignment are resolved, Seller shall use commercially reasonable efforts to (i) provide to Buyer, at the request of Buyer, the benefits of any such Assumed Contracts or Permits, (ii) cooperate in any lawful arrangement designed to provide such economic benefits to Buyer, and (iii) enforce, at the request of and for the account of Buyer, any rights of Seller arising from any such Assumed Contracts or Permits against any third party including the right to elect to terminate in accordance with the terms thereof upon the advice of Buyer.

5.3 Conduct of Business

From the date of this Agreement until the Closing Date, Seller shall:

(a) not take any action, or omit to take any action, that is reasonably expected to result in Seller’s representations and warranties made herein being materially inaccurate at the time of Closing;

(b) operate the Assets in the ordinary course of business consistent with its past practices and in a manner consistent with its current operations and in compliance in all material respects with Applicable Laws, provided (i) Seller will not cut or harvest timber from the Real Property other than completing harvest of currently active harvest sites pursuant to existing contracts identified on Schedule 2.1.6, (ii) sell or dispose of any of the Real Property, or (iii) enter into any new easements, restrictions, contracts or supply commitments with respect to the Real Property without Buyer’s prior consent;

(c) subject to the other provisions of this Section 5.3, maintain the Assets in substantially their present condition, ordinary wear and tear and damage by casualty excepted;

(d) continue to conduct silvicultural and road maintenance activities consistent with Seller’s historical practices and its existing plans and budgets for the 2007 year; and

(e) not sell or dispose of any personal property included in the Assets.

5.4 Employees

Seller shall pay to each of its employees that is terminated in connection with the sale of the Assets all accrued salary or wages and all unused and accrued vacation pay in connection with each such employee’s employment by Seller prior to the Closing Date. Buyer agrees to (or agrees to cause an Affiliate of Buyer to), extend employment offers to the employees listed on Schedule 5.4, on such terms as Buyer or such Affiliate deems appropriate, conditioned upon satisfactory results of customary background checks and each prospective employee passing pre-employment drug tests. Buyer does not assume any obligation or liability with respect to any of Seller’s employees. Seller shall remain solely responsible for any and all costs, expenses, liabilities and obligations related to the employment of such individuals by Seller.

5.5 Further Action

Each of the parties hereto shall execute and deliver such documents and other papers and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated hereby.

5.6 Confidentiality

This Agreement and its contents are intended to be confidential, and are not to be disclosed to or discussed with any third party, except as required by Applicable Law, specifically to fulfill any of the obligations of the parties under this Agreement, or as otherwise agreed by the parties in writing.

5.7 Post-Closing Access to Books and Records

(a) Seller will retain all books and records relating to the Assets and not transferred to Buyer for five (5) years after the Closing Date; provided that Seller may dispose of or permit the disposal of any such books and records after first giving sixty (60) days prior written notice to Buyer offering to surrender the same to Buyer at Buyer’s expense.

(b) From and after the Closing Date, Seller shall afford Buyer and its counsel, accountants and other authorized representatives, upon reasonable prior notice, reasonable access during normal business hours to the books and records of the Assets in connection with the preparation of any report required by any Governmental Authority, the preparation of any Tax return required to be filed by Buyer or otherwise (but so as not to unduly disrupt the normal course of operations of Seller), including preparing or defending any Tax return and any interim or annual report or other accounting statements, or to obtain information necessary to administer the Assumed Contracts, Permits or other agreements included in the Permitted Exceptions.

(c) From and after the Closing Date, Buyer shall afford Seller and its counsel, accountants and other authorized representatives, upon reasonable prior notice, reasonable access during normal business hours to the books and records of the Assets in connection with the preparation of any report required by any Governmental Authority, the preparation of any tax return required to be filed by Seller or otherwise (but so as not to unduly disrupt the normal course of operations of Buyer), including preparing or defending any tax return and any interim or annual report or other accounting statements.

5.8 COBRA

Without in any way limiting the scope of the indemnity in Section 8.3, Seller will provide continuation of coverage under any group health plan maintained at any time by Seller as required by federal law pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (commonly known as “COBRA”), or any state law of comparable import, to any individual who was entitled to such coverage before the Closing and any individual who becomes entitled to such coverage on account of loss of Seller group health plan coverage in connection with this transaction, for the duration of such entitlement.

5.9 Changed Conditions

If, at any time, Seller discovers that one or more of the representations or warranties set forth herein or one of the conditions referenced in the representations or warranties is not accurate or has changed after the execution hereof through no fault of Seller (a change caused by Seller is to be deemed a breach of this Agreement by Seller if the change results in a Material Adverse Affect with respect to the Assets), Seller shall immediately inform Buyer, in writing, of such discovery. If the changed representation, warranty, or condition referenced therein cannot be cured by Seller within a reasonable time after the date of discovery but prior to the Closing, Seller shall provide written notice to Buyer within three (3) days of discovery that it cannot so cure the condition, in which event Buyer, at its option, may terminate this Agreement by giving written notice of termination to Seller and the Escrow Agent within seven (7) days after receipt of the notice from Seller, unless within such seven (7) day period Seller and Buyer mutually agree upon an adjustment in the Purchase Price with respect to such change. If Buyer so elects to terminate, the Deposit, with accrued interest thereon, shall thereafter immediately be returned by the Escrow Agent to Buyer. In the event that the changed representation, warranty, or condition referenced therein can be corrected within a reasonable time after the date of discovery by Seller but prior to the Closing, Buyer shall not have the right to terminate this Agreement pursuant to this Section 5.9 so long as Seller diligently proceeds to correct such changed representation, warranty, or condition referenced therein within a reasonable time and prior to the Closing. In the event that Seller has not completed the correction of any such changed representation, warranty, or condition prior to the Closing, Buyer shall have all rights and remedies available at law and in equity to enforce such obligation of Seller, including, without limitation, the right to sue Seller for specific performance. Buyer’s remedies pursuant to the preceding sentence shall survive the Closing.

5.10 Omitted Parcel

Seller shall use diligent efforts to acquire record title to the Omitted Parcel, but does not guarantee that Seller will be able to do so. If Seller does not obtain record title to the Omitted Parcel by the Closing, Seller shall continue such efforts after the Closing, and upon obtaining record title to the Omitted Parcel, shall promptly convey the same to Buyer (or at Buyer’s discretion, to a Buyer’s Affiliate or a QI or EAT (each as defined in Section 9.01)) by a General Warranty Deed, subject only to the matters permitted by Section 2.6(b)(i) to the extent applicable to the Omitted Parcel.

ARTICLE VI

CONDITIONS TO CLOSING

6.1 Conditions to Obligations of Seller

The obligation of Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

(a) Accuracy of Buyer’s Representations and Warranties; Buyer’s Performance. The representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects (in the case of any representation or warranty without any materiality qualification) or shall be true and correct in all respects (in the case of any representation or warranty containing any materiality qualification) as of the Closing, with the same force and effect as if made as of the Closing, other than such representations and warranties as are made as of another date (in which case those representations and warranties shall be true and correct as of such date), and all the covenants contained in this Agreement to be complied with by Buyer on or before the Closing shall have been complied with in all material respects. Seller shall have received a certificate of Buyer to such effect signed by an officer thereof.

(b) No Injunction or Litigation. As of the Closing Date, there shall not be any claim or judgment pending or threatened in writing by any third party or before any Governmental Authority that questions or challenges the lawfulness of the transactions contemplated by this Agreement under any law or regulation or seeks to delay, restrain or prevent such transactions.

(c) Transfer Documents. Buyer shall have delivered to Seller the documents and instruments set forth in Section 2.6(c).

(d) Other Agreements. Buyer shall not be in material default under any other agreement between Seller and Buyer relating to the purchase and sale of real property.

6.2 Conditions to Obligations of Buyer

The obligation of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

(a) Accuracy of Seller’s Representations and Warranties; Seller’s Performance. The representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects (in the case of any representation or warranty without any materiality qualification) or shall be true and correct in all respects (in the case of any representation or warranty containing any materiality qualification) as of the Closing Date, with the same force and effect as if made as of the Closing, other than such representations and warranties as are made as of another date (in which case those representations and warranties shall be true and correct as of such date), and all the covenants contained in this Agreement to be complied with by Seller on or before the Closing shall have been complied with in all material respects. Buyer shall have received a certificate of Seller to such effect signed by an officer thereof.

(b) Consents. All material consents, authorizations and approvals necessary to the transfer or assignment to Buyer of the agreements and Permits listed on Schedule 6.2 shall have been obtained.

(c) No Injunction or Litigation. As of the Closing Date, there shall not be any claim or judgment pending or threatened in writing by any third party or before any Governmental Authority that questions or challenges the lawfulness of the transactions contemplated by this Agreement under any law or regulation or seeks to delay, restrain or prevent such transactions.

(d) Title Policy. The Escrow Agent shall have irrevocably committed to issue the Title Policy.

(e) Transfer Documents. Seller shall have delivered to Buyer the documents and instruments set forth in Section 2.6(b).

(f) Other Agreements. Seller shall not be in material default under any other agreement between Seller and Buyer relating to the purchase and sale of real property.

ARTICLE VII

TERMINATION, AMENDMENT AND WAIVER

7.1 Termination

This Agreement may be terminated upon written notice given at any time prior to the Closing:

(a) by the mutual written consent of Buyer and Seller; or

(b) by Buyer or Seller, if the Closing shall not have occurred prior to September 29, 2007 (as such date may be extended pursuant to Section 10.3(c)); provided, however, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement, or any other agreement between Buyer and Seller relating to the purchase and sale of real property, shall have been the cause of, or shall have resulted in, the failure of the Closing to occur prior to such date.

7.2 Effect of Termination

Termination of this Agreement shall not relieve Buyer of its obligations under Section 5.1. In the event of termination of this Agreement by mutual agreement pursuant to Section 7.1(a) or by Buyer pursuant to Section 7.1(b), Buyer shall be entitled to obtain a return of the Deposit plus accrued interest. In addition, in the event of termination of this Agreement by Buyer pursuant to Section 7.1b), Buyer may (i) seek specific performance of this Agreement, and (ii) exercise all other remedies in law or at equity.

In the event of termination of this Agreement by Seller pursuant to Section 7.1(b), Seller shall be entitled, as its sole and exclusive remedy, to collect and retain the Deposit as liquidated damages. The right to payment of such amount shall be Seller’s sole and exclusive remedy for such breach by Buyer. Buyer and Seller each acknowledge and agree that in the event Buyer shall wrongfully refuse to consummate the purchase transactions contemplated hereby, it would be extremely difficult or impractical to determine the actual damages to Seller. The parties acknowledge the payment amount determined hereunder has been agreed upon, after negotiation, as the parties’ reasonable estimate of Seller’s damages and as Seller’s exclusive remedy against Buyer, at law or in equity, in the event of such a breach by Buyer.

ARTICLE VIII

INDEMNIFICATION

8.1 Survival

Subject to the limitations and other provisions of this Article VIII, the representations and warranties of the parties contained herein shall survive the execution and delivery of this Agreement and remain in full force and effect, but only to the extent specified below:

(a) except as set forth in clauses (b) and (c) below, the representations and warranties contained in Articles III and IV shall survive for a period of two (2) years following the Closing Date;

(b) the representations and warranties contained in Section 3.9 shall survive for a period of five (5) years following the Closing Date; and

(c) the representations and warranties contained in Sections 3.1, 3.2, 3.4, 3.6, 4.1 and 4.2 shall survive without limitation.

8.2 Indemnification by Buyer

From and after the Closing Date, Buyer shall, subject to the other terms and conditions of this Article VIII, indemnify, defend and hold Seller, its Affiliates and any of its respective agents, employees, officers and directors harmless from any and all claims, actions, demands, liabilities, losses, fines, costs, expenses (including reasonable attorneys’ fees) of and damages, whether or not resulting from third-party claims, (collectively, “Losses”) to Seller, arising out of or with respect to:

(a) any breach of any representation or warranty of Buyer in this Agreement;

(b) any failure of Buyer to perform any covenant or agreement hereunder.

(c) any failure of Buyer or Buyer’s Affiliates, as applicable, to perform the Assumed Liabilities.

For the purposes of determining Losses, all “Material Adverse Effect” qualifications and other qualifications based on the word material or similar phrases shall be disregarded.

No claim may be made against Buyer for indemnification pursuant to Section 8.2(a) with respect to any individual item of Loss unless the aggregate of all Losses of Seller with respect to Section 8.2(a) exceeds $830,000, in which case Seller shall be entitled to seek compensation for the aggregate of all Losses in excess of such $830,000 aggregate deductible, provided, in no event shall Seller be entitled to indemnification pursuant to Section 8.2(a) in excess of $24,900,000.

8.3 Indemnification by Seller

From and after the Closing Date, Seller shall, subject to the other terms and conditions of this Article VIII, indemnify, defend and hold Buyer, its Affiliates and any of its respective agents, employees, officers and directors harmless from any Losses to Buyer, arising out of or with respect to:

(a) any breach of any representation or warranty of Seller;

(b) any failure of Seller to perform any covenant or agreement hereunder;

(c) any Retained Liabilities or Excluded Assets; and

(d) any and all liabilities, claims and causes of action arising out of or in any way pertaining to any Employee Benefit Plan maintained by or contributed to by Seller before the Closing.

For the purposes of determining Losses, all “Material Adverse Effect” qualifications and other qualifications based on the word material or similar phrases shall be disregarded.

No claim may be made against Seller for indemnification pursuant to Section 8.3(a) with respect to any individual item of Loss unless the aggregate of all Losses of Buyer with respect to Section 8.3(a) exceeds $830,000, in which case Buyer shall be entitled to seek compensation for the aggregate of all Losses in excess of such $830,000 aggregate deductible, provided, in no event shall Buyer be entitled to indemnification pursuant to Section 8.3(a) in excess of $24,900,000.

8.4 Provisions Governing Claims

(a) Anything in Section 8.1 to the contrary notwithstanding, no claim may be asserted nor any action commenced against Buyer or Seller for breach of any representation or warranty contained herein, unless written notice of such claim or action is received by Buyer or Seller, as the case may be, describing in reasonable detail the facts and circumstances with respect to the subject matter of such claim or action on or prior to the date, if any, on which the representation or warranty on which such claim or action is based ceases to survive as set forth in Section 8.1, irrespective of whether the subject matter of such claim or action shall have occurred before or after such date.

(b) Each party entitled to indemnification under this Article VIII (an “Indemnified Party”) agrees to give the party bearing the related indemnification obligation hereunder (the “Indemnifying Party”) prompt written notice of any claim, assertion, event or proceeding by or in respect of a third party of which the Indemnified Party has knowledge concerning any Loss as to which it may request indemnification hereunder, provided that the failure to provide such notice shall not relieve the Indemnifying Party of its obligations under this Agreement unless, and then only to the extent that, the Indemnifying Party is materially prejudiced by such failure. The Indemnifying Party shall have the right to direct, through counsel of its own choosing, the defense or settlement of any such claim or proceeding at its own expense (provided that the prior written consent of the Indemnified Party shall be required if any settlement would impose any obligations on the Indemnified Party, or not result in a full release of the Indemnified Party from such claim or proceeding). If the Indemnifying Party elects to assume the defense of any such claim or proceeding, the Indemnified Party may participate in such defense, but in such case the expenses of the Indemnified Party shall be paid by the Indemnified Party. The Indemnified Party shall provide the Indemnifying Party with access to its records and personnel relating to any such claim, assertion, event or proceeding during normal business hours and shall otherwise cooperate with the Indemnifying Party in the defense or settlement thereof. If the Indemnifying Party elects to direct the defense of any such claim or proceeding, the Indemnified Party shall not pay, or permit to be paid, any part of any claim or demand arising from such asserted liability unless the Indemnifying Party consents in writing to such payment (which consent shall not be unreasonably withheld or delayed) or unless the Indemnifying Party, subject to the last sentence of this Section 8.4(b), withdraws from the defense of such asserted liability, or unless a final judgment from which no appeal may be taken by or on behalf of the Indemnifying Party is entered against the Indemnified Party for such liability. If the Indemnifying Party shall fail to defend or, if after commencing or undertaking any such defense, shall fail to prosecute or shall withdraw from such defense, the Indemnified Party shall have the right to undertake the defense or settlement thereof, at the Indemnifying Party’s expense (which shall be reimbursed from time to time on demand from the Indemnified Party); provided, that the Indemnified Party shall not settle such claim without the consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

(c) In the case that an Indemnifying Party objects in writing to any claim made under this Article VIII within 30 days after receiving a notice for indemnification pursuant to Section 8.4(a), the Indemnifying Party and the Indemnified Party shall attempt in good faith to agree upon the rights of the respective parties with respect to the claim. If such parties agree to a resolution of the claim, the parties will set forth their agreement in writing and any agreed upon payment shall be made promptly. If the Indemnified Party and Indemnifying Party cannot agree to a resolution of the claim, the parties agree to discuss in good faith submitting to mediation prior to seeking other remedies; provided that nothing in this Section 8.4(c) shall limit any party’s remedies under this Agreement if the parties cannot reach agreement regarding such mediation .

8.5 Exclusivity

In the absence of fraud, and except for the remedies available for a failure of a party to close the transaction contemplated by this Agreement, the indemnification provisions set forth in this Article VIII shall provide the exclusive remedy for breach of any covenant, agreement, representation or warranty set forth in this Agreement. Nothing herein shall limit Buyer’s rights under the deeds delivered at the Closing.

ARTICLE IX

SECTION 1031 EXCHANGE

9.1 Any party to this Agreement may structure its acquisition or disposition of the Assets, in whole or in part, as a like-kind exchange pursuant to Section 1031 of the Code, and Treasury Regulations thereunder, or as a reverse like-kind exchange under Revenue Procedure 2000-37 (a “LKE”). If any party to this Agreement elects to do a LKE (“Taxpayer”), the other party (“Cooperating Party”) shall reasonably cooperate in connection with Taxpayer’s LKE. Such cooperation shall require one or more of the following, at Taxpayer’s request: (i) execution by the Cooperating Party or its assignee, if any, prior to the transfer of the Assets, of an assignment of rights under this Agreement to Taxpayer’s qualified intermediary (“QI”) for a deferred exchange, or an Assignment of this Agreement for a reverse exchange to Taxpayer’s exchange accommodation titleholder (“EAT”); (ii) transferring title to the Assets to Taxpayer’s QI or EAT; and (iii) preparation of any escrow, closing or settlement documents to add Taxpayer’s QI or EAT.

9.2 In connection with Taxpayer’s LKE: (i) the Cooperating Party shall not be obligated to pay any additional expense, acquire title to any other property than the Assets, or incur any liability to any third party with respect to Taxpayer’s LKE; (ii) Taxpayer will be responsible for preparing any documentation in connection with the LKE; (iii) Taxpayer shall indemnify the Cooperating Party from any liability or expense directly associated with the LKE; and (iv) all representations, warranties, duties and obligations of the parties to each other, if any, shall remain in full force and effect, and shall not be affected by the LKE. In any dispute concerning the Assets or this Agreement, the parties shall have recourse to one another to the extent provided by this Agreement, and Taxpayer’s QI or EAT shall not be named or joined as a party to said dispute.

ARTICLE X

GENERAL PROVISIONS

10.1 Expenses

Unless otherwise indicated in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement, including fees and disbursements of counsel, financial advisors and accountants, shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

10.2 Notices

All notices, requests, demands, consents, approvals, declarations and other communications required by this Agreement shall be in writing and shall be deemed delivered (a) if given by facsimile, when transmitted and the appropriate telephonic confirmation received, (b) if given by first-class air mail (certified and return-receipt requested), when delivered, (c) if given personally, when received, and (d) if given by an internationally recognized overnight courier, when received or personally delivered, in each case, with all charges prepaid and addressed as follows, or to such other address as any party shall specify in a notice delivered to all other parties in accordance with this Section 10.2:

(a)	if to Buyer:

Pamela Mull

Vice President and General Counsel

Potlatch Corporation

601 W First Avenue, Suite 1600

Spokane, WA 99201

Facsimile: 509-835-1561

and

Bill DeReu

Vice President, Land Sales and Development

Potlatch Corporation

601 W First Avenue, Suite 1600

Spokane, WA 99201

Facsimile: 509-835-1561

with a copy to:

Stoel Rives LLP

900 SW Fifth Avenue, Suite 2600

Portland, OR 97201

Attention: Mark A. Norby

Facsimile: 503-294-9441

(b)	if to Seller:

Western Pacific Timber, LLC

101 South Capital Boulevard, Suite 1601

Boise, Idaho 83702

Attention: Timothy Blixseth c/o Andy Hawes

Facsimile: 208-947-0980

with a copy to:

Timothy Blixseth

c/o Mike Doyle and

The Blixseth Group, Inc.

1000 Second Avenue, 30th Floor

Seattle, WA 98104

Facsimile: 206-386-7343

10.3 Risk of Loss

(a) Condemnation. If between the date hereof and the Closing, one-half of one percent ( 1/2%) or more in acreage of the Real Property, is taken by eminent domain, or deed in lieu thereof is executed, Buyer may, within fifteen (15) days after receiving notice of such taking, elect by notice to Seller to terminate this Agreement. If Buyer does not timely elect to terminate this Agreement, the Purchase Price will not be reduced, and Seller shall at the Closing pay over to Buyer all proceeds received by Seller with respect to the taking less the reasonable costs incurred by Seller in procuring such proceeds or awards, and assign to Buyer all right to receive proceeds of the taking not yet received by Seller.

(b) Casualty Loss. Seller shall bear the risk of loss or damage to the Assets by fire or any other casualty from the date hereof through the Closing. If a loss or damage to the Assets in excess of $830,000 resulting from a fire or casualty occurs after the date hereof and prior to the Closing, Buyer may eliminate the Assets affected by the casualty (the “Affected Assets”) from the transaction, in which event the Purchase Price shall be reduced by the fair market value of the Affected Assets determined pursuant to the procedure set forth in Section 10.3(c) below. If Buyer does not so elect to eliminate the Affected Assets from this transaction, the Purchase Price shall be reduced by the diminution in the fair market value of the Affected Assets by reason of the casualty determined pursuant to Section 10.3(c). From and after the Closing, risk of loss shall pass to Buyer and Buyer assumes all hazards of damage to or destruction of the Assets, and of the taking of the Assets or any part thereof for public use; and agrees that no such damage, destruction or taking shall constitute a failure of consideration.

(c) Price Reduction/Determination of Amount of Damage. In the event of loss or damage to the Assets by casualty after the date hereof and prior to the Closing, or the elimination of an Affected Parcel from the transaction pursuant to Section 2.8(b), the parties shall attempt in good faith to determine the fair market value of the loss or damage, or the fair market value of the Affected Assets or Affected Parcel, as the case may be, within twenty (20) days after Buyer receives written notice of the casualty or, in the case of an elimination of an Affected Parcel, pursuant to Section 2.8(b), within twenty (20) days after elimination of the Affected Parcel from transaction. If within such twenty (20) day period the parties are unable to agree on such fair market value, then Seller and Buyer will each appoint an independent consultant with experience in valuing assets similar to those which were damaged or eliminated from this transaction, and such two consultants will in turn select a third independent consultant with similar qualifications to act with them in a panel to determine the fair market value. The panel of consultants will reach a binding decision within twenty (20) days of the selection of the third consultant, and the decision of the panel of consultants as to the reduction of the Purchase Price will be final. If the selection of the second or third consultant is not made within five (5) days of selection of the prior consultant, either party may apply to the presiding judge of the 4th Judicial District Court for Ada County, Idaho for approval of the required consultant. Seller and Buyer will each bear the cost of its respective consultant and one-half (1/2) of the cost of the third consultant. The Closing Date and the termination date specified in Section 7.1(b) will be extended to the extent necessary to permit the final decision of the panel of consultants but no more than sixty (60) days.

10.4 Public Announcements

Except as and to the extent required by law or rules of securities exchanges, without the prior written consent of the other party (which shall not be unreasonably withheld or delayed), no party to this Agreement shall, and each shall direct its representatives not to, directly or indirectly, make any public comment, statement or communication with respect to, or otherwise disclose or permit the disclosure of, a possible transaction between the parties or any of the terms, conditions or other aspects of the transaction proposed in this Agreement.

10.5 Headings

The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

10.6 Entire Agreement

This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties hereto with respect to the subject matter hereof. The Schedules and Exhibits identified in this Agreement are incorporated herein by reference and made part hereof.

10.7 Assignment

Buyer may assign this Agreement, in whole or in part, to a Buyer’s Affiliate, provided that the assignment shall not release Buyer from its obligations under this Agreement, and Buyer shall remain fully obligated to performs its obligations following an assignment to a Buyer’s Affiliate. Except as otherwise provided in the preceding sentence and in Article IX, no party shall assign its rights or obligations under this Agreement without the prior written consent of the other party. Subject to the foregoing limitations, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, legal representatives and permitted assigns.

10.8 No Third-Party Beneficiaries

This Agreement is for the sole benefit of the parties hereto and their successors and permitted assigns, and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

10.9 Amendment; Waiver

This Agreement may not be amended or modified except by an instrument in writing duly executed by Buyer and Seller. Waiver of any term or condition of this Agreement shall only be effective if in writing, duly executed by the party to be bound thereby, and shall not be construed as a waiver of any subsequent breach or waiver of the same term or condition, or a waiver of any other term or condition of this Agreement.

10.10 Governing Law; Jurisdiction and Venue

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Idaho.

10.11 Counterparts; Facsimile Signatures

This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. The parties agree that for purposes of this Agreement and the other documents, agreements, and certificates defined in connection with the transactions contemplated hereby, delivery via facsimile or other electronic transmission of an executed signature page to this Agreement, such document, agreement or certificate shall be as effective as delivery of a manually signed signature page to this Agreement, such document, agreement or certificate.

IN WITNESS WHEREOF, the parties hereto have caused this Asset Purchase Agreement to be duly executed as of the date first written above.

SELLER:	WESTERN PACIFIC TIMBER, LLC
an Oregon limited liability company

	By:	/s/ Tim Blixseth
	Its:	Manager

BUYER:	POTLATCH FOREST HOLDINGS, INC.
a Delaware corporation

	By:	/s/ William R. DeReu
	Its:	Vice President, Real Estate

EXHIBIT A

Allocation of Purchase Price

(Dollars in thousands)

Boise County	$55,412,073
Adams County	$33,532,416
Valley County	$70,062,660
Idaho County	$3,996,581

Exhibit A Page 1

SCHEDULE 2.1.1

Real Property Description

The following described real property located in Adams, Boise, Idaho, and Valley Counties, Idaho:

ADAMS COUNTY

TOWNSHIP 17 NORTH, RANGE 2 WEST, BOISE MERIDIAN, ADAMS COUNTY, IDAHO

SECTION 21:	LOT 7—(RP17N02W219000A)

SECTION 22:	S1/2SW1/4 AND THE SW1/4SE1/4—(RP17N02W226000A)

TOWNSHIP 16 NORTH, RANGE 1 EAST, BOISE MERIDIAN, ADAMS COUNTY, IDAHO

SECTION 5:	S1/2SW1/4 (RP16N01E056000A)

SECTION 6:	E1/2SE1/4, SW1/4NE1/4, SE1/4NW1/4, E1/2NW1/4SE1/4, LOT 5, S1/2NW1/4NE1/4, SE1/4NE1/4NW1/4 (RP16N01E060900A)

SECTION 34:	E1/2SE1/4 (RP16N01E347200A)

SECTION 35:	S1/2NW1/4, W1/2SW1/4 (RP16N01E353600A)

TOWNSHIP 16 NORTH, RANGE 2 EAST, BOISE MERIDIAN, ADAMS COUNTY, IDAHO

SECTION 21:	NW1/4, S1/2 (RP16N02E217800A)

SECTION 22:	W1/2, S1/2SE1/4 (RP16N02E222400A)

SECTION 23:	SW1/4SW1/4 (RP16N02E236000A)

SECTION 26:	NW1/4NW1/4 (RP16N02E263000A)

SECTION 27:	ALL OF SAID SECTION (RP16N02E270001A)

SECTION 28:	E1/2NE1/4, W1/2, E1/2SE1/4 (RP16N02E280001A)

SECTION 31:	E1/2SW1/4, SE1/4, LOTS 1-2 (RP16N02E314800A)

SECTION 32:	NE1/4, SE1/4NW1/4, SE1/4SW1/4, SE1/4(RP16N02E320001A)

SECTION 33:	ALL OF SAID SECTION (RP16N02E330001A)

SECTION 34:	N1/2, SW1/4SW1/4, NE1/4SE1/4 (RP16N02E340001A)

SECTION 35:	W1/2NW1/4, NW1/4SW1/4 (RP16N02E353000A)

TOWNSHIP 15 NORTH, RANGE 1 EAST, BOISE MERIDIAN, ADAMS COUNTY, ID

SECTION 1:	SE1/4NE1/4, N1/2SE1/4, LOT 1 (RP15N01E010001A)

SECTION 2:	SW1/4NE1/4, SE1/4NE1/4, LOTS 1,2,4 (RP15N01E020001A)

SECTION 3:	LOT 1 (RP15N01E030001A)

SECTION 14:	S1/2NW1/4, E1/2SW1/4, SE1/4 (RP15N01E143600A)

SECTION 23:	S1/2NE1/4, E1/2SE1/4 (RP15N01E231200A)

SECTION 24:	S1/2NE1/4, S1/2NW1/4, NW1/4SW1/4, S1/2SW1/4, SE1/4 (RP15N01E241200A)

SECTION 25:	N1/2, N1/2SW1/4 (RP15N01E250001A)

SECTION 26:	E1/2NE1/4, N1/2SE1/4, SE1/4SE1/4 (RP15N01E260001A)

SECTION 35:	N1/2NE1/4, N1/2NW1/4 (RP15N01E350001A)

TOWNSHIP 15 NORTH, RANGE 2 EAST, BOISE MERIDIAN, ADAMS COUNTY, ID

SECTION 3:	SW1/4NE1/4, S1/2NW1/4, NW1/4SW1/4 (RP15N02E031200A)

SECTION 4:	SE1/4NE1/4, NW1/4SW1/4, N1/2SE1/4, SE1/4SE1/4 LOTS 2-5 (RP15N02E040600A)

SECTION 5:	S1/2NE1/4, SE1/4NW1/4, N1/2SE1/4, SE1/4SE1/4 LOTS 2-8 (RP15N02E050600A)

SECTION 6:	SW1/4NE1/4, SE1/4NW1/4, NE1/4SW1/4, NW1/4SE1/4, LOTS 3-10 (RP15N02E061200A)

SECTION 7:	NE1/4SW1/4, NW1/4SE1/4, E1/2SE1/4, LOTS 1-3 (RP15N02E073000A)

SECTION 8:	N1/2NE1/4, NE1/4NW1/4 (RP15N02E080001A)

SECTION 9:	NE1/4 (RP15N02E090001A)

Schedule 2.1.1 Page 1 of 52

SECTION 10:	NW1/4 (RP15N02E102400A)

SECTION 17:	ALL OF SAID SECTION (RP15N02E170001A)

SECTION 18:	E1/2E1/2 (RP15N02E180001A)

SECTION 19:	NE1/4NE1/4, LOTS 1-2 (RP15N02E190001A)

SECTION 20:	N1/2, N1/2SW1/4, SE1/4SE1/4, SE1/4 (RP15N02E200001A)

SECTION 21:	W1/2NW1/4, SE1/4NW1/4, W1/2SW1/4 (RP15N02E213000A)

TOWNSHIP 19 NORTH, RANGE 1 EAST, BOISE MERIDIAN, ADAMS COUNTY, IDAHO

SECTION 2:	W1/2 (RP19N01E022400A)

SECTION 3:	N1/2, SW1/4, W1/2SE1/4, NE1/4SE1/4, SE1/4SE1/4 (RP19N01E030001A)

EXCEPTING FROM ABOVE SECTIONS 2 AND 3 THE FOLLOWING PARCELS:

PARCEL 1

LOTS 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, AND 12, BLOCK 17, AND LOTS 1, 2, AND 3, BLOCK 18, MEADOWCREEK SUBDIVISION NO. 2, FORMERLY KNOWN AS KIMBERLAND MEADOWS SUBDIVISION NO. 2, AS PER AMENDED NAME CHANGE RECORDED JULY 13, 1993 AS INSTR. NO. 84350, RECORDS OF ADAMS COUNTY, IDAHO, AND AS SET FORTH IN BOOK 2 PLATS PAGE 2.

PARCEL 2

TOWNSHIP 19 NORTH, RANGE 1 EAST, BOISE MERIDIAN, ADAMS COUNTY, IDAHO SECTIONS 2, 3, 10, AND 11: A PARCEL OF LAND SITUATED IN THE W1/2 OF SECTION 2, THE SE1/4 OF SECTION 3, THE NE1/4 OF SECTION 10, AND THE W1/2 OF SECTION 11 MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SECTION CORNER COMMON TO SECTIONS 2, 3, 10, AND 11, SAID TOWNSHIP AND RANGE;

THENCE NORTH 00 DEGREES 03’01” WEST 819.86 FEET ALONG THE SECTION LINE COMMON TO SAID SECTIONS 2 AND 3 TO THE REAL POINT OF BEGINNING;

THENCE NORTH 88 DEGREES 34’24” EAST 492.19 FEET;

THENCE NORTH 00 DEGREES 04’02” WEST 371.22 FEET;

THENCE NORTH 88 DEGREES 34’48” EAST 179.23 FEET;

THENCE SOUTH 89 DEGREES 08’39” EAST 50.00 FEET;

THENCE SOUTH 04 DEGREES 31’09” WEST 190.15 FEET;

THENCE SOUTH 35 DEGREES 13’56” WEST 256.44 FEET;

THENCE SOUTH 40 DEGREES 57’42” EAST 220.00 FEET;

THENCE SOUTH 33 DEGREES 58’34” EAST 267.39 FEET;

THENCE SOUTH 00 DEGREES 00’00” WEST 395.00 FEET TO THE NORTHERLY RIGHT-OF-WAY OF SKYLINE DRIVE;

THENCE SOUTH 14 DEGREES 19’45” WEST 50.00 FEET TO THE SOUTHERLY RIGHT-OF-WAY OF SKYLINE DRIVE;

THENCE 76.19 FEET ALONG SAID SOUTHERLY RIGHT-OF-WAY ON A NON-TANGENT CURVE TO THE LEFT WHOSE LONG CHORD BEARS SOUTH 79 DEGREES 01’54” EAST 76.14 FEET, RADIUS IS 649.39 FEET, AND DELTA ANGLE IS 06 DEGREES 43’19”;

THENCE SOUTH 13 DEGREES 27’24” EAST 403.80 FEET;

THENCE NORTH 66 DEGREES 34’17” EAST 326.96 FEET;

THENCE SOUTH 53 DEGREES 09’09” EAST 264.79 FEET TO THE NORTHWESTERLY RIGHT-OF-WAY OF BUCKBRUSH DRIVE;

THENCE SOUTH 38 DEGREES 05’38” EAST 50.00 FEET TO THE SOUTHEASTERLY RIGHT-OF-WAY OF BUCKBRUSH DRIVE;

Schedule 2.1.1 Page 2 of 52

THENCE SOUTH 74 DEGREES 23’37” EAST 267.11 FEET;

THENCE NORTH 62 DEGREES 00’26” EAST 330.00 FEET;

THENCE SOUTH 01 DEGREES 26’05” WEST 495.55 FEET;

THENCE SOUTH 25 DEGREES 58’28” WEST 500.00 FEET;

THENCE SOUTH 12 DEGREES 20’21” WEST 327.57 FEET;

THENCE SOUTH 33 DEGREES 13’54” EAST 346.70 FEET;

THENCE SOUTH 00 DEGREES 00’00” WEST 460.00 FEET;

THENCE SOUTH 30 DEGREES 34’45” WEST 255.54 FEET;

THENCE SOUTH 06 DEGREES 41’20” EAST 270.82 FEET TO THE NORTHERLY RIGHT-OF-WAY OF SORREL DRIVE;

THENCE SOUTH 07 DEGREES 16’30” WEST 50.00 FEET TO THE SOUTHERLY RIGHT-OF-WAY OF SORREL DRIVE;

THENCE SOUTH 82 DEGREES 43’30” EAST 75.00 FEET ALONG THE SOUTHERLY RIGHT-OF-WAY OF SORREL DRIVE;

THENCE SOUTH 06 DEGREES 43’46” WEST 385.26 FEET TO THE NORTHERLY RIGHT-OF-WAY OF NICKLAUS DRIVE;

THENCE SOUTH 13 DEGREES 00’12” WEST 50.00 FEET TO THE SOUTHERLY RIGHT-OF-WAY OF NICKLAUS DRIVE;

THENCE SOUTH 06 DEGREES 55’03” WEST 43.67 FEET;

THENCE NORTH 57 DEGREES 44’58” WEST 130.62 FEET;

THENCE NORTH 74 DEGREES 17’36” WEST 263.24 FEET;

THENCE NORTH 68 DEGREES 02’06” WEST 351.60 FEET;

THENCE NORTH 61 DEGREES 11’10” WEST 628.57 FEET;

THENCE NORTH 32 DEGREES 13’06” WEST 155.82 FEET;

THENCE NORTH 69 DEGREES 16’53” WEST 355.85 FEET;

THENCE SOUTH 89 DEGREES 21’34” WEST 223.34 FEET TO THE 1/4 CORNER COMMON TO SAID SECTIONS 10 AND 11;

THENCE NORTH 77 DEGREES 01’47” WEST 260.22 FEET;

THENCE NORTH 71 DEGREES 18’28” WEST 209.84 FEET;

THENCE NORTH 65 DEGREES 58’08” WEST 151.15 FEET;

THENCE NORTH 60 DEGREES 31’48” WEST 362.96 FEET;

THENCE NORTH 69 DEGREES 39’34” WEST 100.00 FEET;

THENCE NORTH 00 DEGREES 11’09” WEST 790.00 FEET;

THENCE NORTH 60 DEGREES 25’10” WEST 1279.80 FEET;

THENCE NORTH 27 DEGREES 24’00” EAST 860.00 FEET;

THENCE SOUTH 22 DEGREES 00’00” EAST 440.00 FEET;

THENCE SOUTH 64 DEGREES 01’38” EAST 804.35 FEET;

THENCE NORTH 26 DEGREES 46’55” EAST 1328.94 FEET;

THENCE NORTH 00 DEGREES 32’01” WEST 425.00 FEET;

THENCE NORTH 88 DEGREES 34’24” EAST 221.36 FEET TO THE POINT OF BEGINNING.

PARCEL 3

TOWNSHIP 19 NORTH, RANGE 1 EAST, BOISE MERIDIAN, ADAMS COUNTY, IDAHO SECTIONS 2 AND 11: A PARCEL OF LAND SITUATED IN THE SW1/4 OF SECTION 2 AND THE NW1/4 OF SECTION 11 BEING ALL OF BLOCKS 15 (LOTS 1-9) AND 16 (LOTS 1-27) AND ALL OR PORTIONS OF CERTAIN RIGHTS-OF-WAY IN MEADOWCREEK SUBDIVISION NO. 2, FORMERLY KNOWN AS KIMBERLAND MEADOWS SUBDIVISION NO. 2, AS PER AMENDED NAME CHANGE RECORDED JULY 13, 1993 AS INSTR. NO. 84350, RECORDS OF

Schedule 2.1.1 Page 3 of 52

ADAMS COUNTY, IDAHO, AND AS SET FORTH IN BOOK 2 PLATS PAGE 2, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SECTION CORNER COMMON TO SECTIONS 2, 3, 10, AND 11, SAID TOWNSHIP AND RANGE;

THENCE NORTH 00 DEGREES 32’01” WEST 1321.02 FEET TO THE SOUTH 1/16 CORNER COMMON TO SAID SECTIONS 2 AND 3;

THENCE NORTH 88 DEGREES 34’48” EAST 675.50 FEET TO THE C-W-SW 1/64 CORNER OF SAID SECTION 2, THE REAL POINT OF BEGINNING;

THENCE NORTH 00 DEGREES 03’27” WEST 660.42 FEET TO THE NW-SW 1/64 CORNER OF SAID SECTION 2, BEING ALSO THE NW CORNER OF BLOCK 16 OF MEADOWCREEK SUBDIVISION NO. 2;

THENCE NORTH 88 DEGREES 35’47” EAST 680.99 FEET TO THE C-N-SW 1/64 CORNER OF SAID SECTION 2;

THENCE NORTH 00 DEGREES 25’08” EAST 25.01 FEET;

THENCE NORTH 71 DEGREES 14’46” EAST 42.97 FEET TO THE CENTERLINE OF LUPINE DRIVE;

THENCE 94.02 FEET ALONG SAID CENTERLINE ON A NON-TANGENT CURVE TO THE LEFT WHOSE LONG CHORD BEARS SOUTH 28 DEGREES 20’24” EAST 93.58 FEET, RADIUS IS 280.97 FEET AND DELTA ANGLE IS 19 DEGREES 10’22”;

THENCE SOUTH 37 DEGREES 55’35” EAST 172.50 FEET ALONG SAID CENTERLINE;

THENCE 180.30 FEET ALONG SAID CENTERLINE ON A CURVE TO THE LEFT WHOSE RADIUS IS 507.60 FEET AND DELTA ANGLE IS 20 DEGREES 21’04”;

THENCE 34.91 FEET ALONG SAID CENTERLINE ON A CURVE TO THE LEFT WHOSE RADIUS IS 100.00 FEET AND DELTA ANGLE IS 20 DEGREES 00’00” TO THE CENTERLINE OF BUCKBRUSH DRIVE;

THENCE SOUTHERLY ALONG SAID CENTERLINE OF BUCKBRUSH DRIVE SOUTH 02 DEGREES 16’53” WEST 84.88 FEET;

THENCE 79.05 FEET ALONG A CURVE TO THE RIGHT WHOSE RADIUS IS 110.78 FEET AND DELTA ANGLE IS 40 DEGREES 52’58”;

THENCE SOUTH 38 DEGREES 36’05” EAST 112.08 FEET;

THENCE 103.70 FEET ALONG A CURVE TO THE RIGHT WHOSE RADIUS IS 125.76 FEET AND DELTA ANGLE IS 47 DEGREES 14’40”;

THENCE SOUTH 08 DEGREES 38’35” WEST 138.77 FEET;

THENCE 112.35 FEET ON A CURVE TO THE LEFT WHOSE RADIUS IS 169.89 FEET AND DELTA ANGLE IS 37 DEGREES 53’25”;

THENCE 59.56 FEET ON A CURVE TO THE RIGHT WHOSE RADIUS IS 201.55 FEET AND DELTA ANGLE IS 16 DEGREES 55’56”;

THENCE SOUTH 12 DEGREES 18’54” EAST 253.00 FEET;

THENCE 250.44 FEET ON A CURVE TO THE RIGHT WHOSE RADIUS IS 270.52 FEET AND DELTA ANGLE IS 53 DEGREES 02’34”;

THENCE SOUTH 40 DEGREES 43’40” WEST 309.65 FEET;

THENCE 161.45 FEET ON A CURVE TO THE LEFT WHOSE RADIUS IS 132.92 FEET AND DELTA ANGLE IS 69 DEGREES 35’33”;

THENCE 89.34 FEET ON A CURVE TO THE RIGHT WHOSE RADIUS IS 301.77 FEET AND DELTA ANGLE IS 16 DEGREES 57’47”;

THENCE SOUTH 11 DEGREES 54’06” EAST 87.74 FEET;

THENCE 300.02 FEET ON A CURVE TO THE RIGHT WHOSE RADIUS IS 544.18 FEET AND DELTA ANGLE IS 31 DEGREES 35’19”;

THENCE SOUTH 19 DEGREES 41’13” WEST 95.94 FEET;

Schedule 2.1.1 Page 4 of 52

THENCE 143.66 FEET ON A CURVE TO THE RIGHT WHOSE RADIUS IS 255.48 FEET AND DELTA ANGLE IS 32 DEGREES 13’09”;

THENCE LEAVING SAID CENTERLINE OF BUCKBRUSH DRIVE NORTH 38 DEGREES 05’38” WEST 25.00 FEET TO THE WESTERLY RIGHT-OF-WAY OF SAID BUCKBRUSH DRIVE;

THENCE NORTH 53 DEGREES 09’09” WEST 264.79 FEET;

THENCE SOUTH 66 DEGREES 34’17” WEST 326.96 FEET;

THENCE NORTH 13 DEGREES 27’24” WEST 403.80 FEET TO THE SOUTHERLY RIGHT-OF-WAY OF SKYLINE DRIVE;

THENCE 76.19 FEET ALONG SAID RIGHT-OF-WAY ON A NON-TANGENT CURVE TO THE RIGHT WHOSE LONG CHORD BEARS NORTH 79 DEGREES 01’54” WEST 76.14 FEET, RADIUS IS 649.39 FEET AND DELTA ANGLE IS 06 DEGREES 43’19”;

THENCE NORTH 14 DEGREES 19’45” EAST 50.00 FEET TO THE NORTHERLY RIGHT-OF-WAY OF SKYLINE DRIVE;

THENCE NORTH 395.00 FEET;

THENCE NORTH 33 DEGREES 58’34” WEST 267.39 FEET;

THENCE NORTH 40 DEGREES 57’42” WEST 220.00 FEET;

THENCE NORTH 35 DEGREES 13’56” EAST 256.44 FEET;

THENCE NORTH 04 DEGREES 31’09” EAST 190.15 FEET;

THENCE NORTH 89 DEGREES 08’39” WEST 50.00 FEET;

THENCE NORTH 00 DEGREES 04’02” WEST 129.97 FEET TO THE POINT OF BEGINNING.

SECTION 4:	ALL OF SAID SECTION (RP19N01E040001A)

SECTION 5:	ALL OF SAID SECTION (RP19N01E050001A)

SECTION 6:	ALL OF SAID SECTION (RP19N01E060001A)

SECTION 7:	NE1/4NE1/4, W1/2NE1/4, E1/2NW1/4, SE1/4SW1/4, NE1/4SE1/4, W1/2SE1/4, LOTS 1-4 (RP19N01E070001A)

SECTION 8:	ALL THAT PART OF SAID SECTION LYING NORTH OF U.S. HIGHWAY 95 (RP19N01E080062A)

SECTION 9:	ALL THAT PART OF SAID SECTION LYING NORTH OF U.S. HIGHWAY 95 (RP19N01E090062A)

SECTION 10:	W1/2, SE1/4, NE1/4 (RP19N01E100300A)

SECTION 11:	S1/2 (RP19N01E115200A)

EXCEPTING FROM ABOVE SECTIONS 10 AND 11 THE FOLLOWING PARCELS:

PARCEL 1

LOTS 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, AND 12, BLOCK 17, AND LOTS 1, 2, AND 3, BLOCK 18, MEADOWCREEK SUBDIVISION NO. 2, FORMERLY KNOWN AS KIMBERLAND MEADOWS SUBDIVISION NO. 2, AS PER AMENDED NAME CHANGE RECORDED JULY 13, 1993 AS INSTR. NO. 84350, RECORDS OF ADAMS COUNTY, IDAHO, AND AS SET FORTH IN BOOK 2 PLATS PAGE 2.

PARCEL 2

TOWNSHIP 19 NORTH, RANGE 1 EAST, BOISE MERIDIAN, ADAMS COUNTY, IDAHO

SECTIONS 2, 3, 10, AND 11: A PARCEL OF LAND SITUATED IN THE W1/2 OF SECTION 2, THE SE1/4 OF SECTION 3, THE NE1/4 OF SECTION 10, AND THE W1/2 OF SECTION 11 MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SECTION CORNER COMMON TO SECTIONS 2, 3, 10, AND 11, SAID TOWNSHIP AND RANGE;

Schedule 2.1.1 Page 5 of 52

THENCE NORTH 00 DEGREES 03’01” WEST 819.86 FEET ALONG THE SECTION LINE COMMON TO SAID SECTIONS 2 AND 3 TO THE REAL POINT OF BEGINNING;

THENCE NORTH 88 DEGREES 34’24” EAST 492.19 FEET;

THENCE NORTH 00 DEGREES 04’02” WEST 371.22 FEET;

THENCE NORTH 88 DEGREES 34’48” EAST 179.23 FEET;

THENCE SOUTH 89 DEGREES 08’39” EAST 50.00 FEET;

THENCE SOUTH 04 DEGREES 31’09” WEST 190.15 FEET;

THENCE SOUTH 35 DEGREES 13’56” WEST 256.44 FEET;

THENCE SOUTH 40 DEGREES 57’42” EAST 220.00 FEET;

THENCE SOUTH 33 DEGREES 58’34” EAST 267.39 FEET;

THENCE SOUTH 00 DEGREES 00’00” WEST 395.00 FEET TO THE NORTHERLY RIGHT-OF-WAY OF SKYLINE DRIVE;

THENCE SOUTH 14 DEGREES 19’45” WEST 50.00 FEET TO THE SOUTHERLY RIGHT-OF-WAY OF SKYLINE DRIVE;

THENCE 76.19 FEET ALONG SAID SOUTHERLY RIGHT-OF-WAY ON A NON-TANGENT CURVE TO THE LEFT WHOSE LONG CHORD BEARS SOUTH 79 DEGREES 01’54” EAST 76.14 FEET, RADIUS IS 649.39 FEET, AND DELTA ANGLE IS 06 DEGREES 43’19”;

THENCE SOUTH 13 DEGREES 27’24” EAST 403.80 FEET;

THENCE NORTH 66 DEGREES 34’17” EAST 326.96 FEET;

THENCE SOUTH 53 DEGREES 09’09” EAST 264.79 FEET TO THE NORTHWESTERLY RIGHT-OF-WAY OF BUCKBRUSH DRIVE;

THENCE SOUTH 38 DEGREES 05’38” EAST 50.00 FEET TO THE SOUTHEASTERLY RIGHT-OF-WAY OF BUCKBRUSH DRIVE;

THENCE SOUTH 74 DEGREES 23’37” EAST 267.11 FEET;

THENCE NORTH 62 DEGREES 00’26” EAST 330.00 FEET;

THENCE SOUTH 01 DEGREES 26’05” WEST 495.55 FEET;

THENCE SOUTH 25 DEGREES 58’28” WEST 500.00 FEET;

THENCE SOUTH 12 DEGREES 20’21” WEST 327.57 FEET;

THENCE SOUTH 33 DEGREES 13’54” EAST 346.70 FEET;

THENCE SOUTH 00 DEGREES 00’00” WEST 460.00 FEET;

THENCE SOUTH 30 DEGREES 34’45” WEST 255.54 FEET;

THENCE SOUTH 06 DEGREES 41’20” EAST 270.82 FEET TO THE NORTHERLY RIGHT-OF-WAY OF SORREL DRIVE;

THENCE SOUTH 07 DEGREES 16’30” WEST 50.00 FEET TO THE SOUTHERLY RIGHT-OF-WAY OF SORREL DRIVE;

THENCE SOUTH 82 DEGREES 43’30” EAST 75.00 FEET ALONG THE SOUTHERLY RIGHT-OF-WAY OF SORREL DRIVE;

THENCE SOUTH 06 DEGREES 43’46” WEST 385.26 FEET TO THE NORTHERLY RIGHT-OF-WAY OF NICKLAUS DRIVE;

THENCE SOUTH 13 DEGREES 00’12” WEST 50.00 FEET TO THE SOUTHERLY RIGHT-OF-WAY OF NICKLAUS DRIVE;

THENCE SOUTH 06 DEGREES 55’03” WEST 43.67 FEET;

THENCE NORTH 57 DEGREES 44’58” WEST 130.62 FEET;

THENCE NORTH 74 DEGREES 17’36” WEST 263.24 FEET;

THENCE NORTH 68 DEGREES 02’06” WEST 351.60 FEET;

THENCE NORTH 61 DEGREES 11’10” WEST 628.57 FEET;

THENCE NORTH 32 DEGREES 13’06” WEST 155.82 FEET;

THENCE NORTH 69 DEGREES 16’53” WEST 355.85 FEET;

Schedule 2.1.1 Page 6 of 52

THENCE SOUTH 89 DEGREES 21’34” WEST 223.34 FEET TO THE 1/4 CORNER COMMON TO SAID SECTIONS 10 AND 11;

THENCE NORTH 77 DEGREES 01’47” WEST 260.22 FEET;

THENCE NORTH 71 DEGREES 18’28” WEST 209.84 FEET;

THENCE NORTH 65 DEGREES 58’08” WEST 151.15 FEET;

THENCE NORTH 60 DEGREES 31’48” WEST 362.96 FEET;

THENCE NORTH 69 DEGREES 39’34” WEST 100.00 FEET;

THENCE NORTH 00 DEGREES 11’09” WEST 790.00 FEET;

THENCE NORTH 60 DEGREES 25’10” WEST 1279.80 FEET;

THENCE NORTH 27 DEGREES 24’00” EAST 860.00 FEET;

THENCE SOUTH 22 DEGREES 00’00” EAST 440.00 FEET;

THENCE SOUTH 64 DEGREES 01’38” EAST 804.35 FEET;

THENCE NORTH 26 DEGREES 46’55” EAST 1328.94 FEET;

THENCE NORTH 00 DEGREES 32’01” WEST 425.00 FEET;

THENCE NORTH 88 DEGREES 34’24” EAST 221.36 FEET TO THE POINT OF BEGINNING.

PARCEL 3

TOWNSHIP 19 NORTH, RANGE 1 EAST, BOISE MERIDIAN, ADAMS COUNTY, IDAHO

SECTIONS 2 AND 11: A PARCEL OF LAND SITUATED IN THE SW1/4 OF SECTION 2 AND THE NW1/4 OF SECTION 11 BEING ALL OF BLOCKS 15 (LOTS 1-9) AND 16 (LOTS 1-27) AND ALL OR PORTIONS OF CERTAIN RIGHTS-OF-WAY IN MEADOWCREEK SUBDIVISION NO. 2, FORMERLY KNOWN AS KIMBERLAND MEADOWS SUBDIVISION NO. 2, AS PER AMENDED NAME CHANGE RECORDED JULY 13, 1993 AS INSTR. NO. 84350, RECORDS OF ADAMS COUNTY, IDAHO, AND AS SET FORTH IN BOOK 2 PLATS PAGE 2, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SECTION CORNER COMMON TO SECTIONS 2, 3, 10, AND 11, SAID TOWNSHIP AND RANGE;

THENCE NORTH 00 DEGREES 32’01” WEST 1321.02 FEET TO THE SOUTH 1/16 CORNER COMMON TO SAID SECTIONS 2 AND 3;

THENCE NORTH 88 DEGREES 34’48” EAST 675.50 FEET TO THE C-W-SW 1/64 CORNER OF SAID SECTION 2, THE REAL POINT OF BEGINNING;

THENCE NORTH 00 DEGREES 03’27” WEST 660.42 FEET TO THE NW-SW 1/64 CORNER OF SAID SECTION 2, BEING ALSO THE NW CORNER OF BLOCK 16 OF MEADOWCREEK SUBDIVISION NO. 2;

THENCE NORTH 88 DEGREES 35’47” EAST 680.99 FEET TO THE C-N-SW 1/64 CORNER OF SAID SECTION 2;

THENCE NORTH 00 DEGREES 25’08” EAST 25.01 FEET;

THENCE NORTH 71 DEGREES 14’46” EAST 42.97 FEET TO THE CENTERLINE OF LUPINE DRIVE;

THENCE 94.02 FEET ALONG SAID CENTERLINE ON A NON-TANGENT CURVE TO THE LEFT WHOSE LONG CHORD BEARS SOUTH 28 DEGREES 20’24” EAST 93.58 FEET, RADIUS IS 280.97 FEET AND DELTA ANGLE IS 19 DEGREES 10’22”;

THENCE SOUTH 37 DEGREES 55’35” EAST 172.50 FEET ALONG SAID CENTERLINE;

THENCE 180.30 FEET ALONG SAID CENTERLINE ON A CURVE TO THE LEFT WHOSE RADIUS IS 507.60 FEET AND DELTA ANGLE IS 20 DEGREES 21’04”;

Schedule 2.1.1 Page 7 of 52

THENCE 34.91 FEET ALONG SAID CENTERLINE ON A CURVE TO THE LEFT WHOSE RADIUS IS 100.00 FEET AND DELTA ANGLE IS 20 DEGREES 00’00” TO THE CENTERLINE OF BUCKBRUSH DRIVE;

THENCE SOUTHERLY ALONG SAID CENTERLINE OF BUCKBRUSH DRIVE SOUTH 02 DEGREES 16’53” WEST 84.88 FEET;

THENCE 79.05 FEET ALONG A CURVE TO THE RIGHT WHOSE RADIUS IS 110.78 FEET AND DELTA ANGLE IS 40 DEGREES 52’58”;

THENCE SOUTH 38 DEGREES 36’05” EAST 112.08 FEET;

THENCE 103.70 FEET ALONG A CURVE TO THE RIGHT WHOSE RADIUS IS 125.76 FEET AND DELTA ANGLE IS 47 DEGREES 14’40”;

THENCE SOUTH 08 DEGREES 38’35” WEST 138.77 FEET;

THENCE 112.35 FEET ON A CURVE TO THE LEFT WHOSE RADIUS IS 169.89 FEET AND DELTA ANGLE IS 37 DEGREES 53’25”;

THENCE 59.56 FEET ON A CURVE TO THE RIGHT WHOSE RADIUS IS 201.55 FEET AND DELTA ANGLE IS 16 DEGREES 55’56”;

THENCE SOUTH 12 DEGREES 18’54” EAST 253.00 FEET;

THENCE 250.44 FEET ON A CURVE TO THE RIGHT WHOSE RADIUS IS 270.52 FEET AND DELTA ANGLE IS 53 DEGREES 02’34”;

THENCE SOUTH 40 DEGREES 43’40” WEST 309.65 FEET;

THENCE 161.45 FEET ON A CURVE TO THE LEFT WHOSE RADIUS IS 132.92 FEET AND DELTA ANGLE IS 69 DEGREES 35’33”;

THENCE 89.34 FEET ON A CURVE TO THE RIGHT WHOSE RADIUS IS 301.77 FEET AND DELTA ANGLE IS 16 DEGREES 57’47”;

THENCE SOUTH 11 DEGREES 54’06” EAST 87.74 FEET;

THENCE 300.02 FEET ON A CURVE TO THE RIGHT WHOSE RADIUS IS 544.18 FEET AND DELTA ANGLE IS 31 DEGREES 35’19”;

THENCE SOUTH 19 DEGREES 41’13” WEST 95.94 FEET;

THENCE 143.66 FEET ON A CURVE TO THE RIGHT WHOSE RADIUS IS 255.48 FEET AND DELTA ANGLE IS 32 DEGREES 13’09”;

THENCE LEAVING SAID CENTERLINE OF BUCKBRUSH DRIVE NORTH 38 DEGREES 05’38” WEST 25.00 FEET TO THE WESTERLY RIGHT-OF-WAY OF SAID BUCKBRUSH DRIVE;

THENCE NORTH 53 DEGREES 09’09” WEST 264.79 FEET;

THENCE SOUTH 66 DEGREES 34’17” WEST 326.96 FEET;

THENCE NORTH 13 DEGREES 27’24” WEST 403.80 FEET TO THE SOUTHERLY RIGHT-OF-WAY OF SKYLINE DRIVE;

THENCE 76.19 FEET ALONG SAID RIGHT-OF-WAY ON A NON-TANGENT CURVE TO THE RIGHT WHOSE LONG CHORD BEARS NORTH 79 DEGREES 01’54” WEST 76.14 FEET, RADIUS IS 649.39 FEET AND DELTA ANGLE IS 06 DEGREES 43’19”;

THENCE NORTH 14 DEGREES 19’45” EAST 50.00 FEET TO THE NORTHERLY RIGHT-OF-WAY OF SKYLINE DRIVE;

THENCE NORTH 395.00 FEET;

THENCE NORTH 33 DEGREES 58’34” WEST 267.39 FEET;

THENCE NORTH 40 DEGREES 57’42” WEST 220.00 FEET;

THENCE NORTH 35 DEGREES 13’56” EAST 256.44 FEET;

THENCE NORTH 04 DEGREES 31’09” EAST 190.15 FEET;

THENCE NORTH 89 DEGREES 08’39” WEST 50.00 FEET;

THENCE NORTH 00 DEGREES 04’02” WEST 129.97 FEET TO THE POINT OF BEGINNING.

SECTION 14:	NW1/4NW1/4 (RP19N01E143000A)

Schedule 2.1.1 Page 8 of 52

SECTION 15:	ALL THAT PART OF THE NW1/4 LYING NORTH OF U.S. HIGHWAY 95 AND THE N1/2NE1/4 AND ALL THAT PART OF THE SW1/4NE1/4 LYING NORTH OF U.S. HIGHWAY 95 (RP19N01E150002A)

SECTION 16:	ALL THE PART OF THE NE1/4 LYING NORTH OF U.S. HIGHWAY 95 (RP19N01E160075A)
ALSO EXCEPTING THE RIGHT-OF-WAY OF THE UNION PACIFIC RAILROAD (RP19N01E179001A)

SECTION 17:	ALL THAT PART OF THE N1/2N1/2 LYING NORTH OF U.S. HIGHWAY 95 (RP19N01E172400A)
ALSO EXCEPTING THE RIGHT-OF-WAY OF THE UNION PACIFIC RAILROAD (RP19N01E179001A)

SECTION 18:	NE1/4, E1/2NW1/4, LOTS 1-2 (RP19N01E180001A)

TOWNSHIP 20 NORTH, RANGE 1 EAST, BOISE MERIDIAN, ADAMS COUNTY, IDAHO

SECTION 1:	ALL OF SAID SECTION (RP20N01E010100A)

SECTION 2:	S1/2NE1/4, N1/2SE1/4, LOTS 1-2 (RP20N01E020100A)

SECTION 3:	S1/2NW1/4, SW1/4, W1/2SE1/4 (RP20N01E034200A)

SECTION 8:	NE1/4, SW1/4, SE1/4 (RP20N01E080100A)

SECTION 9:	ALL OF SAID SECTION (RP20N01E090100A)

SECTION 10:	W1/2NE1/4, W1/2, W1/2SE1/4 (RP20N01E100600A)

SECTION 12:	ALL OF SAID SECTION (RP20N01E120100A)

SECTION 13:	N1/2, NE1/4SW1/4, N1/2SE1/4 (RP20N01E130100A)

SECTION 14:	S1/2SW1/4 (RP20N01E146000A)

SECTION 15:	NW1/4NE1/4, S1/2NE1/4, NW1/4, S1/2 (RP20N01E151200A)

SECTION 17:	ALL OF SAID SECTION (RP20N01E170100A)

SECTION 20:	NW1/4, NE1/4, SW1/4, E1/2SE1/4, NW1/4SE1/4 (RP20N01E200100A)

SECTION 21:	N1/2, N1/2SW1/4, SE1/4SW1/4, SE1/4 (RP20N01E210100A)

SECTION 22:	ALL OF SAID SECTION (RP220N01E220100A)

SECTION 23:	SW1/4NE1/4, NW1/4, S1/2 (RP20N01E231200A)

SECTION 26:	W1/2NE1/4, W1/2, W1/2SE1/4 (RP20N01E260600A)

EXCEPTING THEREFROM THE FOLLOWING PARCEL MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SECTION CORNER COMMON TO SECTIONS 23, 24, 26 AND 25, T20NR1EBM, BEING AN ALUMINUM MONUMENT;

THENCE SOUTH 88° 24’37” WEST ON THE SECTION LINE BETWEEN SECTIONS 23 AND 26, 1,325.54 FEET TO A POINT BEING AN ALUMINUM MONUMENT SET FOR THE EAST 1/16 CORNER BETWEEN SECTION 23 AND 26;

THENCE SOUTH 00° 24’50” EAST ON THE SUBDIVISIONAL LINE OF SECTION 26, 976.69 FEET TO A POINT BEING A 5/8” REBAR AND THE TRUE POINT OF BEGINNING.

THENCE CONTINUING ON SAID SUBDIVISIONAL LINE SOUTH 00° 24’50” EAST, 2,637.65 FEET TO A POINT BEING A 5/8” REBAR;

THENCE NORTH 25° 23’27” WEST, 305.22 FEET TO A 5/8” REBAR;

THENCE NORTH 43° 04’40” WEST, 302.56 FEET TO A 5/8” REBAR;

THENCE NORTH 04° 16’17” WEST, 420.12 FEET TO A 5/8” REBAR;

THENCE NORTH 00° 48’19” WEST, 633.42 FEET TO A 5/8” REBAR;

THENCE NORTH 09° 46’54” WEST, 581.46 FEET TO A 5/8” REBAR;

THENCE NORTH 01° 13’31” WEST, 174.47 FEET TO A 5/8” REBAR;

THENCE NORTH 07° 22’16” EAST, 192.29 FEET TO A 5/8” REBAR;

THENCE NORTH 12° 26’26” EAST, 230.73 FEET TO A 5/8” REBAR;

Schedule 2.1.1 Page 9 of 52

THENCE NORTH 82° 54’57” EAST, 190.75 FEET TO A 5/8” REBAR;

THENCE SOUTH 64° 09’08” EAST, 171.53 FEET TO A 5/8” REBAR;

THENCE SOUTH 61° 16’13” EAST, 49.19 FEET TO A 5/8” REBAR AND THE POINT OF BEGINNING.

SECTION 27:	N1/2, N1/2SW1/4, SW1/4SW1/4, SE1/4 (RP20N01E270100A)

SECTION 28:	N1/2, SW1/4, N1/2SE1/4, SE1/4SE1/4 (RP20N01E280100A)

SECTION 29:	ALL OF SAID SECTION (RP20N01E290100A)

SECTION 32:	ALL OF SAID SECTION (RP20N01E320100A)

SECTION 33:	NW1/4NE1/4, S1/2NE1/4, W1/2, SE1/4 (RP20N01E330600A)

SECTION 34:	ALL OF SAID SECTION (RP20N01E340100A)

SECTION 35:	W1/2 (RP20N01E352400A)

TOWNSHIP 20 NORTH, RANGE 2 EAST, BOISE MERIDIAN, ADAMS COUNTY, IDAHO

SECTION 6:	LOTS 5-7 (RP20N02E063600A)

SECTION 7:	LOTS 1-4 (RP20N02E073000A)

SECTION 18:	SE1/4SW1/4, LOTS 1-4 (RP20N02E183000A)

SECTION 19:	NE1/4, E1/2NW1/4, NE1/4SE1/4, S1/2SE1/4, LOT 1 (RP20N02E190100A)

SECTION 20:	SW1/4NE1/4, SW1/4NW1/4, SW1/4, W1/2SE1/4 (RP20N02E201200A)

SECTION 29:	ALL OF SAID SECTION (RP20N02E290100A)

SECTION 30:	E1/2NE1/4 (RP20N02E300100A)

SECTION 32:	N1/2NE1/4, N1/2NW1/4 (RP20N02E320100A)

TOWNSHIP 21 NORTH, RANGE 1 EAST, BOISE MERIDIAN, ADAMS COUNTY, IDAHO

SECTION 10:	N1/2SW1/4, W1/2SE1/4 (RP21N01E104800A)

SECTION 14:	W1/2NW1/4, NW1/4SW1/4 (RP21N01E143000A)

SECTION 15:	NE1/4, E1/2SW1/4, W1/2SE1/4, SE1/4SE1/4 (RP21N01E150001A)

SECTION 22:	S1/2NW1/4, SW1/4, NW1/4SE1/4, S1/2SE1/4 (RP21N01E223600A)

SECTION 23:	E1/2SE1/4 (RP21N01E237200A)

SECTION 24:	ALL THAT PART OF THE W1/2SW1/4 AND SE1/4SW1/4 LYING IN ADAMS COUNTY (RP21N01E245400A)

SECTION 25:	W1/2NW1/4 AND ALL THAT PART OF THE E1/2NW1/4 AND NW1/4SW1/4 LYING IN ADAMS COUNTY (RP21N01E252400A)

SECTION 26:	N1/2, N1/2SE1/4, AND ALL THAT PART OF THE S1/2SE1/4 AND SW1/4 LYING IN ADAMS COUNTY (RP21N01E260001A)

SECTION 27:	NE1/4, N1/2NW1/4, SE1/4NW1/4, AND ALL THAT PART OF THE E1/2SE1/4 LYING NORTH OF THE COUNTY ROAD KNOWN AS SMOKEY BOULDER ROAD (RP21N01E270002A)

SECTION 35:	ALL THAT PART OF THE NW1/4NE1/4 LYING IN ADAMS COUNTY (RP21N01E350600A)

EXCEPTING FROM ALL OF THE ABOVE DESCRIBED PARCELS THE RIGHT-OF-WAY OF U.S. HIGHWAY 95 AND ANY AND ALL ROAD RIGHTS-OF-WAY AS NOW ESTABLISHED.

BOISE COUNTY

248167-1

TOWNSHIP 6 NORTH, RANGE 4 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 1, W  1/2 OF E 1/2

(PARCEL NO. RP 06N04E011250 A)

Schedule 2.1.1 Page 10 of 52

TOWNSHIP 6 NORTH, RANGE 4 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 4, W  1/2 OF E  1/2 W  1/2

(PARCEL NOS. RP 06N04E040600 A, RP 06N04E041250 A, & RP 06N04E049000 A & RP

06N04E043150 A)

TOWNSHIP 6 NORTH, RANGE 4 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 5, E  1/2

(PARCEL NOS. RP 06N04E050750 A, RP 06N04E051250 A RP 06N04E059000 A)

TOWNSHIP 6 NORTH, RANGE 4 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION7, SE  1/4 OF SE  1/4

(PARCEL NO. RP 06N04E079050 A)

TOWNSHIP 6 NORTH, RANGE 4 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 8, ALL

(PARCEL NOS. RP 06N04E082450 A & RP 06404E083150 A)

TOWNSHIP 6 NORTH, RANGE 4 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 9, ALL

(PARCEL NOS. RP 06N04E090050 A, RP 06N04E090600 A & RP 06N04E094800 A)

TOWNSHIP 6 NORTH, RANGE 4 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 10, ALL

(PARCEL NOS. RP 06N04E100050 A & RP 06N04E101800 A)

TOWNSHIP 6 NORTH, RANGE 4 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 12, W  1/2 NE  1/4, SE  1/4, GL 2

(PARCEL NO. RP 06N0R3120650 A)

TOWNSHIP 6 NORTH, RANGE4 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 13, N  1/2 NE  1/4, SE  1/4 NE  1/4

(PARCEL NO. RP 06N04E130050 A)

TOWNSHIP 6 NORTH, RANGE 4 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 15, ALL

(PARCEL NO. RP 06N04E150050 A)

TOWNSHIP 6 NORTH, RANGE 4 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 17, ALL

(PARCEL NO. RP 06N04E170001 A & RP 06N04E170650 A)

TOWNSHIP 6 NORTH, RANGE 4 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 18, NE  1/4 NE  1/4, S  1/2 N 1/2, S  1/2.

(PARCEL NO. RP 06N04E180050 A & RP 06404E181850 A)

TOWNSHIP 6 NORTH, RANGE 4 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 19, ALL

(PARCEL NOS. RP 06N04E190050 A & RP 06N04E190650 A)

Schedule 2.1.1 Page 11 of 52

TOWNSHIP 6, NORTH, RANGE 4 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 20, ALL

(PARCEL NO RP 06N04E200050 A)

TOWNSHIP 6 NORTH, RANGE 4 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 21, ALL

(PARCEL NO. 06404E210050 A)

TOWNSHIP 6 NORTH, RANGE 4 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 22, ALL

(PARCEL NO. RP 06N04E220001 A, RP 06N04E220650 A, RP 06N04E224800 A & RP 06N04E229000 A)

TOWNSHIP 6 NORTH, RANGE 4 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 23, SE  1/4 NW  1/4 , SW  1/4

(PARCEL NO. RP 06N04E234250 A)

TOWNSHIP 6 NORTH, RANGE 4 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO,

SECTION 28, ALL

(PARCEL NO. RP 06N0R3280050 A & RP 06N04E281800)

TOWNSHIP 6 NORTH, RANGE 4 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 29, ALL

(PARCEL NO. RP 06N04E290050 A)

TOWNSHIP 6 NORTH, RANGE 4 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 30: THE E  1/2 OF THE E  1/2

(PARCEL NOS. RP 06N04E301850 A RP 06N04E300050 A)

TOWNSHIP 6 NORTH, RANGE 4 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 32, EAST  1 /2 OF EAST  1/2

(PARCEL NOS. RP 06N04E320050 A, RP 06N04E321850 A & RP 06N04E329000 A)

TOWNSHIP 6 NORTH, RANGE 4 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 33, ALL

(PARCEL NOS. RP 06N04E330050 A & RP 06N04E330600 A)

248167-2

TOWNSHIP 9 NORTH, RANGE 4 EAST, OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 2, GL’S 2, 3, 4, 5 AND 7 AND SW  1/4 NE  1/4, SE  1/4 NW  1/4, E  1/2 SW  1/4, SW  1/4 SE  1/4

(PARCEL NO. RP 09404E020650 A)

TOWNSHIP 9 NORTH, RANGE 4 EAST, OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 5, GL 4

(PARCEL NO. RP 09N04E053050 A)

TOWNSHIP 9 NORTH, RANGE 4 EAST, OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 10, SE  1/4 NE  1/4, NE  1/4 SE  1/4

(PARCEL NO. RP 09N04E101850 A)

Schedule 2.1.1 Page 12 of 52

TOWNSHIP 9 NORTH, RANGE 4 EAST, OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 11, NW  1/4 NE  1/4, E  1/2 NW  1/4, NE  1/4 SW  1/4, GL’S 1, 2 & 3

(PARCEL NO. RP 09N04E110600 A)

TOWNSHIP 9 NORTH, RANGE4 EAST, OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 23, E  1/2 OF E  1/2

TOGETHER WITH

COMMENCING AT THE  1/4 CORNER COMMON TO SECTIONS 23 AND 26, TOWNSHIP 9 NORTH, RANGE 4 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO, MARKED BY A FOUND AL. MONUMENT, ESTABLISHED BY BLM; THENCE NORTH 88° 23’31” EAST 655.02 FEET, ALONG THE SECTION LINE COMMON TO SAID SECTIONS 23 AND 26, TO A POINT MARKED BY A SET 5/8” I.P. AND CAP, L.S. 874, THE POINT OF TRUE BEGINNING; THENCE NORTH 51° 37’ 02” EAST 396.38 FEET TO A POINT MARKED BY SET 5/8” I.P. AND CAP, L.S. 874; THENCE NORTH 43° 02’ 55” EAST, 472.43 EAST, FEET TO A POINT ON THE EAST 1/16 LINE OF SECTION 23, MARKED BY A SET 5/8” I.P. AND CAP, L.S. 874;

THENCE SOUTH 00° 08’ 47” EAST 573.54 FEET LONG SAID EAST 1/16 LINE TO THE EAST 1/16

CORNER COMMON TO SECTION 23 AND 26, MARKED BY A FOUND AL. MONUMENT, ESTABLISHED BY BLM;

THENCE SOUTH 88° 23’ 31” WEST 634.92 FEET ALONG THE SECTION LINE COMMON TO SECTIONS 23 AND 26 TO THE POINT OF TRUE BEGINNING.

(PARCEL NOS. RP 09N04E230050 A & RP 09N04E238990 A)

TOWNSHIP 9 NORTH, RANGE 4 EAST, OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 24, ALL

(PARCEL NO. RP 09N04E240050 A)

TOWNSHIP 9 NORTH, RANGE 4 EAST, OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 25, ALL

(PARCEL NO, RP 09N04E250050 A)

TOWNSHIP 9 NORTH, RANGE 4 EAST, OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 26, THE N  1/2 NE  1/4, SE  1/4 NE  1/4

EXCEPT THAT PORTION THEREOF DESCRIBED AS FOLLOWS:

BEGINNING AT THE  1/4 CORNER COMMON TO SECTIONS 23 AND 26, TOWNSHIP 9 NORTH, RANGE 4 EAST, BOISE MERIDIAN, IN BOISE COUNTY, IDAHO, MARKED BY A FOUND AL. MONUMENT, ESTABLISHED BY BLM; THENCE NORTH 88° 23’ 31” EAST 655.02 FEET ALONG THE SECTION LINE COMMON TO SAID SECTIONS 23 AND 26, TO A POINT MARKED BY A SET 5/8” I.P. AND CAP, L.S. 874; THENCE SOUTH 49° 18’ 52” WEST 864.45 FEET TO A POINT ON THE NORTH/SOUTH MIDSECTION LINE OF SECTION 26, MARKED BY A SET 5/8” I.P. AND CAP, L.S. 874; THENCE NORTH 00° 04’ 42” EAST 545.16 FEET ALONG SAID NORTH/SOUTH MIDSECTION LINE, TO A POINT OF TRUE BEGINNING.

(PARCEL NO. RP 09N04E260051 A)

248167-3

TOWNSHIP 9 NORTH, RANGE 2 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 11: E  1/2 SE  1/4

(PARCEL NO. RP 09N02E117850 A)

Schedule 2.1.1 Page 13 of 52

TOWNSHIP 9 NORTH, RANGE 2 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 12: SW  1/4 NW  1/4, W  1/2 SW  1/4

ALSO:

COMMENCING IN THE SW CORNER OF THE SE  1/4 NW  1 /4 OF SECTION 12;

THENCE NORTH ON THE  1/4 -  1/4 SECTION LINE 20 CHAINS TO THE NW CORNER OF SAID SE  1/4 NW  1/4 OF SECTION 12 AFORESAID;

THENCE EAST ON THE  1/4 -  1/4 SECTION LINE 5 CHAINS, MORE OR LESS, TO THE NW CORNER OF THE TRACT OF LAND HERETOFORE CONVEYED BY ANTON GOREVZKY AND WIFE TO HOMER E. HAMILTON AND RAPHIEL DIXON IN BOOK 31, PAGE 65, OF DEED RECORDS OF BOISE COUNTY, IDAHO;

THENCE SOUTH 13° WEST, 21.35 CHAINS, MORE OR LESS, ON THE WEST LINE OF SAID

HAMILTON AND DIXON TRACT TO THE SW CORNER OF THE SE  1/4 NW  1/4 OF SECTION 12 TO THE POINT OF BEGINNING.

ALSO BEGINNING AT THE NW CORNER OF THE NE  1/4 SW  1/4 OF SECTION 12, TOWNSHIP 9 NORTH, RANGE 2 EAST; THENCE NORTH 13° EAST, 21.35 CHAINS;

THENCE EASTERLY ON THE  1/4 -  1/4 LINE 9.35 CHAINS;

THENCE SOUTH 13° WEST, 36.70 CHAINS

THENCE NORTH 64° WEST, 6.17 CHAINS, MORE OR LESS, TO THE  1/4 -  1/4 SECTION LINE;

THENCE NORTH ON THE  1/4 -  1/4 SECTION LINE 12 CHAINS, MORE OR LESS, TO THE POINT OF BEGINNING.

(PARCEL NO. RP 09N02E123650 A)

TOWNSHIP 9 NORTH, RANGE 2 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 13: W  1/2 NW  1/4, W  1/2 SW  1/4

(PARCEL NO. RP 09N02E132450 A)

TOWNSHIP 9 NORTH, RANGE 2 EAST, OF THE BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 14: E  1/4 SE  1/4

(PARCEL NO. RP 09N02E147850 A)

TOWNSHIP 9 NORTH, RANGE 2 EAST, OF THE BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 22: SE  1/4 SE  1/4

(PARCEL NO. 09N02E229050 A)

TOWNSHIP 9 NORTH, RANGE 2 EAST OF THE BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 24: THE NW  1/4 OF THE NW  1/4

(PARCEL NO. RP 09N02E243050 A)

248167-4

TOWNSHIP 7 NORTH, RANGE 5 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 1,

GOVERNMENT LOTS 1, 2, 3 AND 4 THE S  1/2 NE  1 /4, S  1/2 NW  1/4, SW  1/4 & SE  1/4

(PARCEL NO. RP 07N05E010050 A)

TOWNSHIP 7 NORTH, RANGE 5 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 2,

GOVERNMENT LOTS 1, 2, 3 & 4, S  1/2 NE  1/4, S  1/2 NW  1/4, & SE  1/4

(PARCEL NO. RP 07N05E023150 A & RP 07N053020050 A)

TOWNSHIP 7 NORTH, RANGE 5 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 10,

Schedule 2.1.1 Page 14 of 52

GOVERNMENT LOT 17 AND THE S  1/2 AND THE S  1/2 SE  1/4

(PARCEL NO RP 07N05E108450 A & RP 07N05E106050 A)

TOWNSHIP 7 NORTH, RANGE 5 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 11, NE  1 /4, E  1/2 NW  1/4, SW  1/4, SE  1/4

(PARCEL NO. RP 07N05E114250 A & RP 07N05E112400 A)

TOWNSHIP 7 NORTH, RANGE 5 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 12, ALL

(PARCEL NO. RP 07N05E120050 A)

TOWNSHIP 7 NORTH, RANGE 5 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO. SECTION 13, ALL

(PARCEL NO. RP 07N05E130050 A)

TOWNSHIP 7 NORTH, RANGE 5 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 14, ALL

(PARCEL NO. RP 07N05E140050 A)

TOWNSHIP 7 NORTH, RANGE 5 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 15:

GOVERNMENT LOTS 2 AND 3, THE NE  1/4, THE E  1/ 2 NW  1/4, THE SW  1/4 AND THE SE  1/4

(PARCEL NO. RP 07N05E153050 A)

TOWNSHIP 7 NORTH, RANGE 5 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 16,

GOVERNMENT LOTS 25, 26, 27, 31 AND THE SE  1 /4 SE  1/4

(PARCEL NO. RP 07N05E162250 A)

TOWNSHIP 7 NORTH, RANGE 5 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 19:

GOVERNMENT LOTS 3 AND 4, THE E  1/2 SW  1/4 AND THE SE  1/4

(PARCEL NO. RP 07N05E195450 A)

TOWNSHIP 7 NORTH, RANGE 5 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 20, W  1/2 SW  1/4

(PARCEL NO. RP 07N05E205450 A)

TOWNSHIP 7 NORTH, RANGE 5 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 21, GOVERNMENT LOTS 1 & 7, THE E  1/2 NE  1/4, SW  1/4 NE  1/4, SE  1/4 SW  1/4, & SE  1/4

(PARCEL NO. RP 07N05E210650 A)

TOWNSHIP 7 NORTH, RANGE 5 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 22, ALL

(PARCEL NO. RP 07N05E220050 A)

TOWNSHIP 7 NORTH, RANGE 5 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 23, ALL

(PARCEL NO. RP 07N05E230050 A)

Schedule 2.1.1 Page 15 of 52

TOWNSHIP 7 NORTH, RANGE 5 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 26, ALL

(PARCEL NO. RP 07N05E263750 A, RP 07N05E262450 A & RP 07N05E267800 A)

TOWNSHIP 7 NORTH, RANGE 5 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 27, HOMESTAKE NO. 1 AND HOMESTAKE NO. 2 PATENTED LODE MINING CLAIMS, DESIGNATED AS MINERAL SURVEY NO. 3465; GOVERNMENT LOT1; THE NW  1/4 NW  1/4 ; THE S  1/2 NE  1 /4; THE NW  1/4, THE SW  1/4 AND THE SE  1/4.

(PARCEL NO. RP 07N05E270049 A, RP 07N05E270650 A, RP 07N05E273050 A & RP 07N05E273600 A)

TOWNSHIP 7 NORTH, RANGE 5 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 28, THE NE  1/4, THE E  1/2 NW  1/4, THE SW  1/4 AND THE SE  1/4

(PARCEL NO. RP 07N05E282450 A & RP 07N05E286600 A)

TOWNSHIP 7 NORTH, RANGE 5 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 30: GOVERNMENT LOTS 1, 2, 3 AND 4 AND THE W  1/2 E  1/2 NE  1/4; W  1/2 NE  1/4; THE E  1/2

NW  1/4; THE E  1/2 SW  1/4; THE NW  1/4 NE  1/4 SE  1/4; THE N  1/2 SW  1/4 NE  1/4 SE  1/4; THE SW  1/4 SW  1/4 NE  1/4 SE  1/4; THE W  1/2 SE  1/4; THE E  1/2 NE  1/4 SE  1/4 SE  1/4; THE W  1/2 NW  1/4 SE  1/4 SE  1/4 AND THE S  1/2 SE  1/4 SE  1/4

(PARCEL NO. RP 07N05E300150 A & RP 07N05E303050 A)

TOWNSHIP 7 NORTH, RANGE 5 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 31,

GOVERNMENT LOTS 1, 2, 3, AND 4 THE W  1/2 NE  1/ 4, THE E  1/2 NW  1/4 AND THE NE  1/4 SW  1/4.

(PARCEL NO. RP07N05E313050 A)

TOWNSHIP 7 NORTH, RANGE 5 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 32, LOTS 9, 10, 11, 18 AND 19; SE  1/4 OF THE SE  1/4 AND THAT PORTION OF PATENTED MINERAL SURVEY LOT NO. 1823, DESCRIBED IN PATENT RECORDED IN BOOK 27 OF DEEDS, PAGE 570, KNOWN AS CENTERVILLE PLACER MINING CLAIM, LYING WITHIN SAID SECTION 32 AND THAT PORTION OF MINING CLAIM KNOWN AS EAST EXTENSION GOLDEN FLEECE, MINERAL SURVEY LOT 1604, DESCRIBED IN PATENT RECORDED IN BOOK 27 OF DEEDS, PAGE 324, LYING WITHIN SAID SECTION 32.

(PARCEL NO.S RP 07N05E321800 A, RP 07N05E321190 A, RP 07N05E326650, & RP 07N05E320050A)

TOWNSHIP 7 NORTH, RANGE 5 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO:

SECTION 33,

GOVERNMENT LOTS 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12 AND 13; THE NE  1/4 NE  1/4; THE SW  1/4; THE S  1/2 SE  1/4

AND THAT PORTION OF MINERAL SURVEY LOT 1604 LYING IN SECTION 33, SAID MINERAL SURVEY INCLUDING THEREIN THE MINING CLAIMS KNOWN AS GOLDEN STAR, EAST EXTENSION GOLDEN STAR, WEST EXTENSION GOLDEN STAR, SAID MINERAL SURVEY MORE PARTICULARLY DESCRIBE IN THE PATENT THEREOF RECORDED IN BOOK 27 OF DEED AT PAGE 324, RECORDS OF BOISE COUNTY, IDAHO.

(PARCEL NOS. RP 07N05E332400 A, RP 07N05E330600 A, RP 07N05E332900 A, & RP

07N05E339050 A)

TOWNSHIP 7 NORTH, RANGE 5 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO:

SECTION 34,

GOVERNMENT LOTS 1, 2 AND 3, THE NE  1/4 NE  1/4; THE W  1/2 NE  1/4 SE  1/4 NE  1/4; THE NW  1/4 SE  1/4

Schedule 2.1.1 Page 16 of 52

NE  1/4; THE S  1/2 SE  1/4 NE  1/4; THE W  1/2 NE 1/4 ; THE NW  1/4; THE SW  1/4; THE E  1/2 SE  1/4 AND THE SW  1/4 SE  1/4

(PARCEL NO. RP 07N05E348450 A, RP 07N05E340001 A, RP 07N05E344850 A & RP 07N05E345300 A)

TOWNSHIP 7 NORTH, RANGE 5 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 35, ALL

(PARCEL NO. RP 07N05E350050 A)

248167-5

TOWNSHIP 8 NORTH, RANGE 5 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 25, S  1/2

(PARCEL NO. RP 8N05E258450 A)

TOWNSHIP 8 NORTH, RANGE 5 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 26, LOTS 10 & 15, THE N  1/2 SE  1/4, AND THE SW  1/4 SE  1/4

(PARCEL NOS. RP 08N05E264800 A & RP 08N05E267250 A)

TOWNSHIP 8 NORTH, RANGE 5 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 34, LOT 1

(PARCEL NO. RP 08N05E349200 A)

TOWNSHIP 8 NORTH, RANGE 5 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 35, LOTS 7, 10, AND 13

(PARCEL NOS. RP 08N05E356000 A, RP 08N05E353600 A)

248167-6

TOWNSHIP 10 NORTH, RANGE 4 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 14, NE  1/4 N  1/2 SE  1/4

EXCEPT THE FOLLOWING DESCRIBED PROPERTY:

A TRACT OF LAND SITUATE IN THE SE  1/4 OF SECTION 14, TOWNSHIP 10 NORTH, RANGE 4 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING ON THE SE CORNER OF SAID SECTION 14, TOWNSHIP 10 NORTH, RANGE 4 EAST, MARKED BY A FOUND G.L.O. BRASS CAP, AND THENCE NORTH 00°01’00” WEST, 1310.92 FEET ALONG THE EAST LINE OF SECTION 14 TO THE SOUTH 1/16 SECTION CORNER MARKED BY A FOUND 5/8” IRON PIN, L.S. 4108, THE REAL POINT OF BEGINNING; AND THENCE SOUTH 89°51’41” WEST, 1105.141 FEET ALONG THE EAST LINE TO A POINT MARKED BY A SET 5/8” IRON PIN, L.S. 874, AND THENCE NORTH 00°51’41” WEST, 63.69 FEET, PARALLEL WITH SAID 1/16 SECTION 14 TO A POINT MARKED BY A SET 5/8” IRON PIN, L.S. 874, AND THENCE NORTH 89°51’41” EAST, 1105.41 FEET, PARALLEL WITH SAID 1/16 SECTION LINE TO A POINT ON THE EAST LINE OF SAID SECTION 14 MARKED BY A SET 5/8” IRON PIN, L.S. 874, AND THENCE SOUTH 00°01’00” EAST, 63.69 FEET, ALONG SAID EAST LINE OF SECTION 14 TO THE POINT OF BEGINNING.

TOGETHER WITH:

A TRACT OF LAND SITUATED IN THE SE  1/4 OF SECTION 14, TOWNSHIP 10 NORTH, RANGE 4 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

Schedule 2.1.1 Page 17 of 52

COMMENCING AT THE SOUTH  1/4 CORNER OF SAID SECTION 14, TOWNSHIP 10 NORTH, RANGE 4 EAST, MARKED BY A FOUND G.L.O. BRASS CAP, AND THENCE NORTH 00°07’54” EAST, 1162.16 FEET ALONG THE MIDSECTION LINE TO A POINT MARKED BY A SET 5/8” IRON PIN, L.S. 874, THE REAL POINT OF BEGINNING, AND THENCE CONTINUING NORTH 00°07’54” EAST, 150.00 FEET ALONG THE MIDSECTION LINE TO THE CENTER-SOUTH 1/16

CORNER, MARKED BY A FOUND 5/8’ IRON PIN, L.S. 4108, AND THENCE NORTH 89°51’41” EAST 973.63 FEET ALONG THE 1/16 LINE TO A POINT MARKED BY A SET 5/8” IRON PIN, L.S 874, AND THENCE SOUTH 00°07’54’ WEST, 150.00 FEET, PARALLEL WITH THE NORTH-SOUTH MIDSECTION LINE TO A POINT MARKED BY A SET 5/8” IRON PIN, L.S. 874, AND THENCE SOUTH 89°51’41” WEST, 973.63 FEET TO THE POINT OF BEGINNING.

TOWNSHIP 10 NORTH, RANGE 4 EAST, OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 21, THE N  1/2 , THE SW  1/4, THE SW  1/4 SE  1/4

(PARCEL NOS. RP I0N04E210050 A & RP 10N04E218450 A)

TOWNSHIP 10 NORTH, RANGE 4 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 22, N  1/2 N  1/2, SE  1/4 NE  1/4, SW  1/4 NW  1/4, N  1/2 SE  1/4

(PARCEL NO. RP 10N04E220050 A)

TOWNSHIP 10 NORTH, RANGE 4 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 23, NE  1/4 SE  1/4, GOVERNMENT LOTS 1 AND 2

(PARCEL NO. RP 10N04E238450 A)

TOWNSHIP 10 NORTH, RANGE 4 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 26, E  1/2 NE  1/4, SW  1/4 NE  1/4, W  1/2 SE  1/4

(PARCEL NO. RP 10N04E260050 A)

TOWNSHIP 10 NORTH, RANGE 4 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 28, W  1/2 NE  1/4, NW  1/4 NE  1/4, SW  1/4, NW  1/4 SE  1/4

(PARCEL NO. RP 10N04E280050 A)

TOWNSHIP 10 NORTH, RANGE 4 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 29, NE  1/4 SW  1/4 , NW  1/4 SW  1/4, W  1/2 SE  1/4

(PARCEL NO. RP 10N04E290050 A)

TOWNSHIP 10 NORTH, RANGE 4 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 31, NE  1/4, N  1/2 SE  1/4, SW  1/4 SE  1/4

(PARCEL NO. RP 10N04E310050 A)

TOWNSHIP 10 NORTH, RANGE 4 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 32, W  1/2

(PARCEL NO. RP 10N04E325400 A)

TOWNSHIP 10 NORTH, RANGE 4 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 35, E  1/2, E  1/2 NW  1/4, SW  1/4

(PARCEL NO. RP 10N04E350050 A)

248167-7

Schedule 2.1.1 Page 18 of 52

TOWNSHIP 6 NORTH, RANGE 3 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 13, THE W  1/2 NE  1/4; THE S  1/2.

(PARCEL NOS. RP 06N03E240050 A & RP 06N03E241250 A)

TOWNSHIP 6 NORTH, RANGE 3 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 24, ALL

(PARCEL NO. RP 06N03E130750 A)

248167-8

TOWNSHIP 6 NORTH, RANGE 6 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 6,

GOVERNMENT LOTS 5 & 6, THE SW  1/4 OF THE SE  1/4,

(PARCEL NO. RP 06N06E068450 A)

TOWNSHIP 6 NORTH, RANGE 6 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 7, S  1/2 NE  1/4 NE  1/4, S  1/2 NE  1/4,

GOVERNMENT LOT 2, SE  1/4

(PARCEL NOS. RP 06N06E070051 A & RP 06N06E073650 A)

TOWNSHIP 6 NORTH, RANGE 6 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 8, NE  1/4 SE  1/4

(PARCEL NO. RP 06N06E087200 A)

TOWNSHIP 6 NORTH, RANGE 6 EAST OF BOISE MERIDIAN IN BOISE COUNTY, IDAHO.

SECTION 9, THE W  1/2 OF THE NW  1/4, THE SE  1/4 OF THE NW  1/4, AND THE W  1/2 OF THE SW  1/2 OF THE NW  1/4, THE SE  1/4 OF THE NW  1/4, AND THE W  1/2 OF THE SW  1/4

(PARCEL NO. RP 06N06E093050 A)

TOWNSHIP 6 NORTH, RANGE 6 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 16, THE NE  1/4, THE NE  1/4 NW 1/4 , THE S  1/2 NW  1/4, THE NE  1/4 SW  1/4, SE  1/4, S  1/2 SW  1/4

EXCEPT THAT PORTION THEREOF DESCRIBED AS FOLLOWS:

A TRACT OF LAND SITUATED IN THE NW  1/4 OF THE NE  1/4 AND THE NE  1/4 OF THE NW  1/4 OF

SECTION 16, TOWNSHIP 6 NORTH, RANGE 6 EAST, BOISE MERIDIAN AND LYING NORTH AND WEST OF THE RIGHT OF WAY OF THE STATE HIGHWAY BETWEEN IDAHO CITY AND LOWMAN, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE  1/4 CORNER COMMON TO SECTIONS 9 AND 16, TOWNSHIP AND RANGE AS ABOVE;

THENCE SOUTH 89° 27’ EAST ALONG THE NORTH LINE OF SAID SECTION 16, A DISTANCE OF 150.2 FEET, MORE OR LESS, TO AN INTERSECTION WITH THE NORTH BOUNDARY LINE OF THE SAID STATE HIGHWAY, THENCE IN A SOUTHWESTERLY DIRECTION, FOLLOWING THE NORTH BOUNDARY LINE OF THE SAID STATE HIGHWAY AT EVERY POINT DISTANT 50 FEET FROM ITS CENTERLINE TO A POINT WHERE THE RIGHT OF WAY BOUNDARY IS INTERSECTED BY THE SOUTH LINE OF SAID NE  1/4 OF THE NW  1/4 , OF SAID SECTION 16; THENCE SOUTH 89° 21’ WEST ALONG THE SOUTH LINE OF SAID NE  1/4 OF THE NW  1/4, 205.0 FEET, MORE OR LESS, TO THE SOUTHWEST CORNER OF SAID NE  1/4 OF THE NW  1/4 OF SECTION 16; THENCE NORTH 0° 12’ EAST ALONG THE WEST LINE OF SAID NE  1/4 OF THE NW  1/4, 1312.4 FEET TO THE NW CORNER OF SAME; THENCE SOUTH 89° 30’ EAST, ALONG THE NORTH LINE OF SAID NE  1/4 OF THE NW  1/4, 1312.7 FEET TO THE PLACE OF BEGINNING.

(PARCEL NO. RP 06N06E160650A)

Schedule 2.1.1 Page 19 of 52

TOWNSHIP 6 NORTH, RANGE 6 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 18, THE E  1/2 OF THE E  1/2

(PARCEL NO. RP 06N06E180050 A)

TOWNSHIP 6 NORTH, RANGE 6 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 19, THE E  1/2 OF THE NE  1/4

(PARCEL NO. RP 06N06E190050 A)

TOWNSHIP 6 NORTH, RANGE 6 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 20, THE NE  1/4 OF THE NE  1/4, THE NW  1/4 WESTERLY OF HIGHWAY, AND THE N  1/2 OF

THE SW  1/4 WESTERLY OF HIGHWAY

(PARCEL NO. RP 06N06E200050 A)

ALL MINERALS AND GEOTHERMAL STEAM AND ASSOCIATED GEOTHERMAL RESOURCES IN THE FOLLOWING DESCRIBED LAND:

TOWNSHIP 6 NORTH, RANGE 6 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 1, THE NE  1/4 SW  1/4 S  1/2 SW  1/4 SW  1/4, SE  1/4;

SECTION 2, GOVERNMENT LOT 3, THE SE  1/4, NW  1/4, NE  1/4 SW  1/4, SE  1/4;

SECTION 11, THE NE  1/4 NE  1/4;

SECTION 12, THE W  1/2 NW  1/4 NW  1/4, N  1/2 NW  1/4.

EXCEPTING FROM SAID GOVERNMENT LOT 3 OF SAID SECTION 2 THAT PORTION DEEDED TO THE STATE OF IDAHO BY RIGHT OF WAY DEED RECORDED MARCH 4, 1932 IN BOOK 51 OF DEEDS AT PAGE 499.

(PARCEL NOS. RP 06N06E014900 A, RP 06N06E022500 A, RP 06N06E110100 A AND RP

06N06E120750 A

248167-9

TOWNSHIP 7 NORTH, RANGE 4 EAST, OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 26,

GOVERNMENT LOT 5 AND THE S  1/2 OF THE SE  1/4

(PARCEL NO. RP 07N04E267350 A)

TOWNSHIP 7 NORTH, RANGE 4 EAST, OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 34, THE S  1/2 OF THE NE  1/4, THE SE  1/4 OF THE NW  1/4 & THE SE  1/4

(PARCEL NO. RO 07N04E341250 A)

TOWNSHIP 7 NORTH, RANGE 4 EAST, OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 35, THE W  1/2 OF THE E  1/2 AND THE W  1/2

EXCEPTING THEREFROM:

A TRACT OF LAND IN THE NW  1/4 OF THE NW  1/4 OF SECTION 35, TOWNSHIP 7 NORTH, RANGE 4 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NW CORNER OF SECTION 35, TOWNSHIP 7 NORTH, RANGE 4 EAST, BOISE MERIDIAN, THE REAL POINT OF BEGINNING.

THENCE SOUTH 89° 45’ EAST 793.78 FEET;

THENCE SOUTH 49° 30’ WEST 70.62 FEET;

THENCE SOUTH 9° 00’ WEST 541.50 FEET;

Schedule 2.1.1 Page 20 of 52

THENCE SOUTH 39° 00’ WEST 561.00 FEET;

THENCE SOUTH 75° 00’ WEST 193.05 FEET;

THENCE SOUTH 42° 00’ WEST 170.15 FEET;

THENCE NORTH 00° 18’ EAST 1193.08 FEET TO THE REAL POINT OF BEGINNING. (PARCEL NO. RP 07N04E350600 A)

248167-10

TOWNSHIP 6 NORTH, RANGE 5 EAST OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 1,

GOVERNMENT LOT 5, THE W  1/2 OF THE SE  1/4 AND THE SE  1/4 OF THE SE  1/4

(PARCEL NO. RP 06N05E017250 A)

TOWNSHIP 6 NORTH, RANGE 5 EAST, BOISE MERIDIAN, BOISE COUNTY, IDAHO.

SECTION 5, LOTS 3 & 6 AND THAT PORTION OF PATENTED MINERAL SURVEY LOT NO. 1823,

DESCRIBED IN PATENT RECORDED IN BOOK 27 OF DEEDS, PAGE 570, KNOWN AS CENTERVILLE PLACER MINING CLAIM, LYING WITHIN SAID SECTION 5.

(PARCEL NOS. PR 06N05E050050 A & RP 06N05E052450 A)

TOWNSHIP 6 NORTH, RANGE 5 EAST, OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 7,

GOVERNMENT LOTS 3, 4 (ALSO KNOWN AS LOTS 9, 10), 7 & 8 THE SE  1/4 OF THE NE  1/4 AND THE SE  1/4

(PARCEL NO. RP 06N05E074850 A)

TOWNSHIP 6 NORTH, RANGE 5 EAST, OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 12. THE NE  1/4

(PARCEL NO. RP 06N05E120050 A)

TOWNSHIP 6 NORTH, RANGE 5 EAST, OF BOISE MERIDIAN, IN BOISE COUNTY, IDAHO.

SECTION 19,

GOVERNMENT LOTS 1, 2, 3, 4, 5, 6 & 7 AND THE S  1/2 OF THE NE  1/4, THE SE  1/4 OF THE NW  1/4

AND THE E  1/2 OF THE SE  1/4

(PARCEL NO. RP 06N05E191850 A)

IDAHO COUNTY

PARCEL I: FEE INTEREST

TOWNSHIP 21 NORTH, RANGE 1 EAST, BOISE MERIDIAN, IDAHO COUNTY, IDAHO

SECTION 13: N 1/2SW 1/4, SW 1/4SW 1/4

SECTION 24: NW 1/ 4NW 1/4, NE 1/4SW 1/4, S 1/2SW 1/ 4 EAST OF THE LITTLE SALMON RIVER

SECTION 25: NW 1/4NE 1/4, NE 1/4NW 1/4 EAST OF THE LITTLE SALMON RIVER, NW 1/4 SW 1/4 EAST OF THE LITTLE SALMON RIVER

SECTION 26: S 1/2SE 1/4 EAST OF THE LITTLE SALMON RIVER

SECTION 35: SE 1/4, NE 1/4 EAST OF THE LITTLE SALMON RIVER

LESS: HIGHWAY RIGHT OF WAY DEEDED TO THE STATE OF IDAHO IN DEEDS RECORDED AS INSTRUMENT NUMBERS 72029, 118237, AND 256636.

Schedule 2.1.1 Page 21 of 52

TOWNSHIP 22 NORTH, RANGE 1 EAST, BOISE MERIDIAN, IDAHO COUNTY, IDAHO

SECTION 26: SE 1/4

SECTION 35: NE 1/4, E 1/2NW 1/4, E 1/ 2SW 1/4, W 1/2SE 1/4

PARCEL II: EQUITABLE INTEREST

A PERPETUAL, NON-EXCLUSIVE EASEMENT AS DESCRIBED IN EASEMENT RECORDED OCTOBER 31, 1997 AS INSTRUMENT NUMBER 396481, RECORDS OF IDAHO COUNTY, IDAHO.

RP 21N01E134800, RP 21N01E240750, RP 21N01E250600, RP 21N01E265400, RP 21N01E350100, RP 22N01E267900, RP 22N01E350050, RP 22M01E351250.

VALLEY COUNTY

PARCEL 1

LOT 1-A OF THE WEST MOUNTAIN SUBDIVISION OF THE OFFICIAL PLAT IN THE OFFICE OF THE RECORDER, VALLEY COUNTY, IDAHO, RECORDED NOVEMBER 13, 1962, AS INSTRUMENT NUMBER 59216, BOOK 2 OF PLATS, AT PAGE 50.

PARCEL 2

GOVERNMENT LOTS 3, 4, 5, 6, 7, 8, AND 9, AND THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER OF SECTION 2 TOWNSHIP 11 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: THAT PORTION OF SAID LAND CONVEYED TO THE OREGON SHORT LINE RAILROAD BY DEED RECORDED JANUARY 26, 1914, AS INSTRUMENT NO. 19704.

FURTHER EXCEPTING THEREFROM: STATE HIGHWAY 55 RIGHT-OF-WAY.

PARCEL 3

THE SOUTH HALF OF THE NORTHWEST QUARTER, AND THE SOUTH HALF OF THE NORTHEAST QUARTER, AND THE NORTH HALF OF THE SOUTHWEST QUARTER, AND THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER, AND THE WEST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER, AND GOVERNMENT LOTS 1 THROUGH 4 INCLUSIVE, AND NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 3 TOWNSHIP 11 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: BEGINNING AT A STONE SET FOR THE NORTHEAST CORNER OF SAID NORTHWEST QUARTER SOUTHEAST QUARTER, WHICH STONE IS LOCATED 1310 FEET WEST FROM THE QUARTER CORNER COMMON TO SECTIONS 2 AND 3 OF ABOVE TOWNSHIP AND RANGE; THENCE SOUTH 0° 25’ EAST, 1056 FEET ALONG THE EAST LINE OF SAID NORTHWEST QUARTER SOUTHEAST QUARTER, SECTION 3, THENCE WEST 150 FEET TO THE WEST LINE OF THE “YOST PROPERTY,” THE REAL PLACE OF BEGINNING, AN IRON PIPE; THENCE SOUTH 0° 25’ EAST, 99 FEET ALONG THE WEST LINE OF THE “YOST PROPERTY” TO

Schedule 2.1.1 Page 22 of 52

A POINT ON THE NORTH BOUNDARY OF THE STATE HIGHWAY, AN IRON PIPE; THENCE SOUTHWESTERLY ALONG THE NORTHWEST BOUNDARY OF THE STATE HIGHWAY, FOLLOWING A CURVE TO THE LEFT A RADIUS OF 1398.5 FEET, 380 FEET, MORE OR LESS, TO AN IRON PIPE SET IN THE SOUTH LINE OF SAID NORTHWEST QUARTER SOUTHEAST QUARTER; THENCE NORTH 89° 58’ WEST, ALONG THE SOUTH LINE OF SAID NORTHWEST QUARTER SOUTHEAST QUARTER, 435 FEET TO AN IRON PIPE; THENCE NORTH 0° 25’ WEST, 264 FEET TO AN IRON PIPE; THENCE SOUTH 89° 58’ EAST, 782.8 FEET TO AN IRON PIPE AND THE REAL PLACE OF BEGINNING.

FURTHER EXCEPTING THEREFROM: BEGINNING AT A STONE SET FOR THE NORTHEAST CORNER OF SAID NORTHWEST QUARTER SOUTHEAST QUARTER, WHICH IS LOCATED 1310 FEET WEST FROM THE QUARTER CORNER COMMON TO SECTIONS 2 AND 3 OF ABOVE TOWNSHIP AND RANGE; THENCE SOUTH 0° 25’ EAST, 656.0 FEET ALONG THE EAST LINE OF SAID NORTHWEST QUARTER SOUTHEAST QUARTER; SECTION 3, THENCE WEST 150 FEET TO THE WEST LINE OF THE “YOST” PROPERTY, THE REAL PLACE OF BEGINNING, AN IRON PIPE; THENCE NORTH 89° 58’ WEST, 303.0 FEET TO AN IRON PIPE; THENCE SOUTH 0° 25’ EAST, 400 FEET TO AN IRON PIPE ON THE NORTH LINE OF THE “HAVERFIELD” PROPERTY; THENCE SOUTH 89° 58’ EAST, ALONG THE NORTH LINE OF THE “HAVERFIELD” PROPERTY, 303.0 FEET TO AN IRON PIPE ON THE WEST LINE OF THE “YOST” PROPERTY; THENCE NORTH 0° 25” WEST, 400.0 FEET TO THE PLACE OF BEGINNING.

FURTHER EXCEPTING THEREFROM: THAT PART OF THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER AND LOT 8, SECTION 3, IN TOWNSHIP 11 NORTH OF RANGE 3 EAST, BOISE MERIDIAN, LYING SOUTH AND EAST OF THE CENTERLINE OF STATE HIGHWAY 55, AND WEST OF THE “YOST” PROPERTY DESCRIBED AS THE EAST 150 FEET OF SAID NORTHWEST QUARTER SOUTHEAST QUARTER AND SAID LOT 8.

PARCEL 4

ALL OF SECTION 4 TOWNSHIP 11 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 5

THE NORTHWEST QUARTER, AND THE EAST HALF, AND THE NORTH HALF OF THE SOUTHWEST QUARTER OF SECTION 9 TOWNSHIP 11 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 6

THE WEST HALF OF THE NORTHWEST QUARTER, AND THE WEST HALF OF THE SOUTHWEST QUARTER, AND THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER, LYING SOUTH OF THE SOUTHWESTERLY LINE OF HIGHWAY 55 ALL IN SECTION 10 TOWNSHIP 11 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 7

THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER, AND GOVERNMENT LOTS 2, 3, AND 6 OF SECTION 10 TOWNSHIP 11 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO, LYING WEST OF THE WEST LINE OF HIGHWAY 55.

Schedule 2.1.1 Page 23 of 52

EXCEPTING THEREFROM: COMMENCING AT THE WEST QUARTER CORNER OF SAID SECTION 10, A FOUND ALUMINUM MONUMENT C.P.F. INSTRUMENT NO. 139786 CORNER RECORD OF SAID VALLEY COUNTY; THENCE A BEARING OF SOUTH 89° 37’ 54” EAST, A DISTANCE OF 1644.31 FEET ON THE CENTER-SECTION LINE OF SAID SECTION 10 TO A POINT; THENCE A BEARING OF SOUTH 42° 15’ 26” EAST, A DISTANCE OF 84.57 FEET TO A SET 5/8 INCH REBAR BEING THE TRUE POINT OF BEGINNING. THENCE A BEARING OF SOUTH 34° 01’ 52” EAST, A DISTANCE OF 163.54 FEET TO A SET 5/8 INCH REBAR; THENCE A BEARING OF SOUTH 12° 32’ 05” EAST, A DISTANCE OF 85.53 FEET TO A SET 5/8 INCH REBAR; THENCE A BEARING SOUTH 47° 59’ 46” WEST, A DISTANCE OF 147.31 FEET TO A SET 5/8 INCH REBAR; THENCE A BEARING OF SOUTH 80° 10’ 47” WEST, A DISTANCE OF 179.35 FEET TO A SET 5/8 INCH REBAR; THENCE A BEARING OF SOUTH 0° 16’ 15” WEST, A DISTANCE OF 102.08 FEET TO A SET 5/8 INCH REBAR; THENCE A BEARING OF NORTH 90° 00’ 00” EAST, A DISTANCE OF 548.33 FEET TO A SET 5/8 INCH REBAR ON THE WEST RIGHT-OF-WAY BOUNDARY OF STATE HIGHWAY 55; THENCE A CURVE TO THE RIGHT, ON SAID RIGHT-OF-WAY BOUNDARY, WHICH CURVE HAS A RADIUS OF 2934.79 FEET, A LENGTH OF 892.34 FEET, AND A LONG CHORD WHICH BEARS NORTH 8° 31’ 52” EAST, A DISTANCE OF 888.91 FEET TO A SET 5/8 INCH REBAR; THENCE A BEARING OF NORTH 72° 45’ 30” WEST, A DISTANCE OF 35.44 FEET TO A POINT ON THE CENTERLINE OF HIGH VALLEY ROAD; THENCE A BEARING OF SOUTH 26° 17’ 47” WEST, A DISTANCE OF 311.18 FEET ON SAID CENTERLINE TO A POINT; THENCE ON A CURVE TO THE RIGHT, ON SAID CENTERLINE, WHICH CURVE HAS A RADIUS OF 99.12 FEET, A LENGTH OF 174.53 FEET, AND A LONG CHORD WHICH BEARS SOUTH 76° 44’ 25” WEST, A DISTANCE OF 152.84 FEET TO A POINT; THENCE A BEARING OF NORTH 52° 48’ 58” WEST, A DISTANCE OF 143.30 FEET ON SAID CENTERLINE TO A POINT; THENCE ON A CURVE TO THE LEFT, ON SAID CENTERLINE, WHICH CURVE HAS A RADIUS OF 176.40 FEET, A LENGTH OF 124.55 FEET, AND A LONG CHORD WHICH BEARS NORTH 73° 02’ 39” WEST, A DISTANCE OF 121.98 FEET TO A POINT; THENCE A BEARING OF SOUTH 86° 43’ 41” WEST, A DISTANCE OF 61.22 FEET ON SAID CENTERLINE TO A POINT; THENCE A BEARING OF SOUTH 0° 26’ 53” EAST, A DISTANCE OF 125.27 FEET TO A SET 5/8 INCH REBAR; THENCE A BEARING OF SOUTH 42° 15’ 26” EAST, A DISTANCE OF 160.36 FEET TO THE POINT OF BEGINNING.

FURTHER EXCEPTING THEREFROM: COMMENCING AT THE EAST QUARTER CORNER OF SAID SECTION 10, A FOUND BRASS CAP MONUMENT, C.P.F. INSTRUMENT NO. 104009 CORNER RECORDS OF SAID VALLEY COUNTY; THENCE A BEARING OF NORTH 89° 37’ 54” WEST, A DISTANCE OF 2560.61 FEET ON THE CENTER-SECTION LINE OF SAID SECTION 10 TO A POINT ON THE WEST BANK ON THE NORTH FORK OF THE PAYETTE RIVER; THENCE A BEARING OF SOUTH 1° 01’ 50” EAST, A DISTANCE OF 2.22 FEET TO A SET 5/8 INCH REBAR BEING THE TRUE POINT OF BEGINNING. THENCE A BEARING OF NORTH 1° 01’ 50” WEST, A DISTANCE OF 272.01 FEET (RECORD NORTH 1° 01’ WEST, 272.0 FEET) ON SAID WEST BANK TO A SET 5/8 INCH REBAR; THENCE A BEARING OF NORTH 12° 48’ 50” WEST, A DISTANCE OF 222.01 FEET (RECORD NORTH 12° 48’ WEST, 222.0 FEET) ON SAID WEST BANK TO SET 5/8 INCH REBAR; THENCE A BEARING OF SOUTH 80° 10’ 10” WEST, A DISTANCE OF 296.78 FEET (RECORD SOUTH 80° 11’ WEST, 326.2 FEET) TO THE EASTERLY RIGHT-OF-WAY BOUNDARY OF STATE HIGHWAY 55; THENCE ON A CURVE TO THE LEFT, ON SAID RIGHT-OF-WAY BOUNDARY, WHICH CURVE HAS A RADIUS OF 2804.79 FEET, A LENGTH OF 1403.49 FEET, AND A LONG CHORD WHICH BEARS SOUTH 5° 04’ 50” WEST, A DISTANCE OF 1388.89 FEET TO A SET 5/8 INCH REBAR; THENCE ON A CURVE TO THE LEFT, ON SAID RIGHT-OF-WAY BOUNDARY, WHICH CURVE HAS A RADIUS OF 656.20 FEET, A LENGTH OF 549.48 FEET, AND A LONG CHORD WHICH BEARS SOUTH 33° 30’ 37” EAST, A DISTANCE OF 533.57 FEET TO A SET 5/8 INCH REBAR; THENCE A BEARING OF NORTH 32° 30’ 03” EAST, A DISTANCE OF 10.00 FEET ON SAID RIGHT-OF-WAY BOUNDARY TO A SET 5/8 INCH REBAR; THENCE ON A SPIRAL CURVE TO THE LEFT, ON SAID RIGHT-OF-WAY BOUNDARY, WHICH SPIRAL CURVE

Schedule 2.1.1 Page 24 of 52

HAS A LONG CHORD WHICH BEARS SOUTH 62° 34’ 12” EAST, A DISTANCE OF 187.34 FEET TO A SET 5/8 INCH REBAR; THENCE A BEARING OF SOUTH 65° 11’ 50” EAST, A DISTANCE OF 133.96 FEET ON SAID RIGHT-OF-WAY BOUNDARY TO A SET 5/8 INCH REBAR; THENCE ON A CURVE TO THE RIGHT, ON SAID RIGHT-OF-WAY BOUNDARY, WHICH CURVE HAS A RADIUS OF 1215.92 FEET, A LENGTH OF 457.15 FEET, AND A LONG CHORD WHICH BEARS SOUTH 54° 50’ 56” EAST, A DISTANCE OF 454.46 FEET TO A SET 5/8 INCH REBAR; THENCE A BEARING OF NORTH 43° 41’ 41” EAST, A DISTANCE OF 27.60 FEET (RECORD NORTH 43° 30’ EAST, 31.0 FEET) TO A SET 5/8 INCH REBAR ON SAID WEST BANK OF THE NORTH FORK OF THE PAYETTE RIVER; THENCE A BEARING OF NORTH 28° 00’ 19” WEST, A DISTANCE OF 276.84 FEET (RECORD NORTH 28° 12’ WEST, 280.0 FEET) ON SAID WEST BANK TO A SET 5/8 INCH REBAR; THENCE A BEARING OF NORTH 19° 43’ 17” WEST, A DISTANCE OF 197.74 FEET (RECORD NORTH 19° 55’ WEST, 200.0 FEET) ON SAID WEST BANK TO A SET 5/8 INCH REBAR; THENCE A BEARING OF NORTH 19° 21’ 50” WEST, A DISTANCE OF 245.01 FEET (RECORD NORTH 19° 21’ WEST, 245.0 FEET) ON SAID WEST BANK TO A SET 5/8 INCH REBAR; THENCE A BEARING OF NORTH 8° 11’ 50” WEST, A DISTANCE OF 247.01 FEET (RECORD NORTH 8° 11’ WEST, 247.0 FEET) ON SAID WEST BANK TO A SET 5/8 INCH REBAR; THENCE A BEARING OF NORTH 18° 52’ 50” WEST, A DISTANCE OF 558.02 FEET (RECORD NORTH 18° 52’ WEST, 558.0 FEET) ON SAID WEST BANK TO A SET 5/8 INCH REBAR; THENCE A BEARING OF NORTH 0° 08’ 50” WEST, A DISTANCE OF 200.01 FEET; (RECORD NORTH 0° 08’ WEST, 200.0 FEET) ON SAID WEST BANK TO A SET 5/8 INCH REBAR; THENCE A BEARING OF NORTH 6° 19’ 50” WEST A DISTANCE OF 132.90 FEET (RECORD NORTH 6° 19’ WEST, 132.9 FEET) ON SAID WEST BANK TO THE POINT OF BEGINNING.

FURTHER EXCEPTING THEREFROM: COUGAR MOUNTAIN SUBDIVISION NO. II.

FURTHER EXCEPTING THEREFROM: A PIECE OR PARCEL OF LAND LYING AND BEING IN PARTS OF LOTS 2 AND 3, SECTION 10, TOWNSHIP 11 NORTH, RANGE 3 EAST, BOISE MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE POINT OF INTERSECTION OF THE WESTERN RIGHT OF WAY BOUNDARY OF STATE HIGHWAY 55, FIFTY FEET PERPENDICULARLY FROM ITS CENTERLINE, AND THE NORTH LINE OF LOT 2, SECTION 10; THENCE SOUTHERLY FOLLOWING THE WESTERLY RIGHT OF WAY BOUNDARY OF SAID HIGHWAY ALONG A CURVE TO THE LEFT AND CONTINUING ALONG ITS TANGENT TO A POINT 880 FEET SOUTH OF THE NORTH LINE OF SAID LOT 2 TO A POINT WHICH IS THE REAL PLACE OF BEGINNING; THENCE SOUTHERLY ALONG SAID HIGHWAY RIGHT OF WAY A DISTANCE OF 1263 FEET TO THE NORTH LINE OF THE STATE LAND WHICH IS ADMINISTERED BY THE SOUTHERN IDAHO TIMBER PROTECTIVE ASSOCIATION; THENCE WEST ALONG THE NORTH BOUNDARY OF THE AFORE DESCRIBED STATE LAND A DISTANCE OF 359 FEET TO THE SOUTHWEST CORNER OF THIS PROPERTY: FROM SAID SOUTHWEST CORNER NORTHERLY ALONG A LINE WHICH IS PARALLEL TO AND 359 FEET A DISTANCE WEST OF THE WEST BOUNDARY OF THE HIGHWAY 55 RIGHT OF WAY, A DISTANCE OF 1263 FEET TO THE NORTHWEST CORNER OF SAID PROPERTY: THENCE EAST A DISTANCE OF 359 FEET TO THE POINT OF BEGINNING.

PARCEL 8

GOVERNMENT LOT 7 OF SECTION 10 TOWNSHIP 11 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: COMMENCING AT THE EAST QUARTER CORNER OF SAID SECTION 10, A FOUND BRASS CAP MONUMENT, C.P.F. INSTRUMENT NO. 104009 CORNER RECORDS OF SAID VALLEY COUNTY; THENCE A BEARING OF NORTH 89° 37’ 54” WEST, A

Schedule 2.1.1 Page 25 of 52

DISTANCE OF 2560.61 FEET ON THE CENTER-SECTION LINE OF SAID SECTION 10 TO A POINT ON THE WEST BANK ON THE NORTH FORK OF THE PAYETTE RIVER; THENCE A BEARING OF SOUTH 1° 01’ 50” EAST, A DISTANCE OF 2.22 FEET TO A SET 5/8 INCH REBAR BEING THE TRUE POINT OF BEGINNING: THENCE A BEARING OF NORTH 1° 01’ 50” WEST, A DISTANCE OF 272.01 FEET (RECORD NORTH 1° 01’ WEST, 272.0 FEET) ON SAID WEST BANK TO A SET 5/8 INCH REBAR; THENCE A BEARING OF NORTH 12° 48’ 50” WEST, A DISTANCE OF 222.01 FEET (RECORD NORTH 12° 48’ WEST, 222.0 FEET) ON SAID WEST BANK TO SET 5/8 INCH REBAR; THENCE A BEARING OF SOUTH 80° 10’ 10” WEST, A DISTANCE OF 296.78 FEET (RECORD SOUTH 80° 11’ WEST, 326.2 FEET) TO THE EASTERLY RIGHT-OF-WAY BOUNDARY OF STATE HIGHWAY 55; THENCE ON A CURVE TO THE LEFT, ON SAID RIGHT-OF-WAY BOUNDARY, WHICH CURVE HAS A RADIUS OF 2804.79 FEET, A LENGTH OF 1403.49 FEET, AND A LONG CHORD WHICH BEARS SOUTH 5° 04’ 50” WEST, A DISTANCE OF 1388.89 FEET TO A SET 5/8 INCH REBAR; THENCE ON A CURVE TO THE LEFT, ON SAID RIGHT-OF-WAY BOUNDARY, WHICH CURVE HAS A RADIUS OF 656.20 FEET, A LENGTH OF 549.48 FEET, AND A LONG CHORD WHICH BEARS SOUTH 33° 30’ 37” EAST, A DISTANCE OF 533.57 FEET TO A SET 5/8 INCH REBAR; THENCE A BEARING OF NORTH 32° 30’ 03” EAST, A DISTANCE OF 10.00 FEET ON SAID RIGHT-OF-WAY BOUNDARY TO A SET 5/8 INCH REBAR; THENCE ON A SPIRAL CURVE TO THE LEFT, ON SAID RIGHT-OF-WAY BOUNDARY, WHICH SPIRAL CURVE HAS A LONG CHORD WHICH BEARS SOUTH 62° 34’ 12” EAST, A DISTANCE OF 187.34 FEET TO A SET 5/8 INCH REBAR; THENCE A BEARING OF SOUTH 65° 11’ 50” EAST, A DISTANCE OF 133.96 FEET ON SAID RIGHT-OF-WAY BOUNDARY TO A SET 5/8 INCH REBAR; THENCE ON A CURVE TO THE RIGHT, ON SAID RIGHT-OF-WAY BOUNDARY, WHICH CURVE HAS A RADIUS OF 1215.92 FEET, A LENGTH OF 457.15 FEET, AND A LONG CHORD WHICH BEARS SOUTH 54° 50’ 56” EAST, A DISTANCE OF 454.46 FEET TO A SET 5/8 INCH REBAR; THENCE A BEARING OF NORTH 43° 41’ 41” EAST, A DISTANCE OF 27.60 FEET (RECORD NORTH 43° 30’ EAST, 31.0 FEET) TO A SET 5/8 INCH REBAR ON SAID WEST BANK OF THE NORTH FORK OF THE PAYETTE RIVER; THENCE A BEARING OF NORTH 28° 00’ 19” WEST, A DISTANCE OF 276.84 FEET (RECORD NORTH 28° 12’ WEST, 280.0 FEET) ON SAID WEST BANK TO A SET 5/8 INCH REBAR; THENCE A BEARING OF NORTH 19° 43’ 17” WEST, A DISTANCE OF 197.74 FEET (RECORD NORTH 19° 55’ WEST, 200.0 FEET) ON SAID WEST BANK TO A SET 5/8 INCH REBAR; THENCE A BEARING OF NORTH 19° 21’ 50” WEST, A DISTANCE OF 245.01 FEET (RECORD NORTH 19° 21’ WEST, 245.0 FEET) ON SAID WEST BANK TO A SET 5/8 INCH REBAR; THENCE A BEARING OF NORTH 8° 11’ 50” WEST, A DISTANCE OF 247.01 FEET (RECORD NORTH 8° 11’ WEST, 247.0 FEET) ON SAID WEST BANK TO A SET 5/8 INCH REBAR; THENCE A BEARING OF NORTH 18° 52’ 50” WEST, A DISTANCE OF 558.02 FEET (RECORD NORTH 18° 52’ WEST, 558.0 FEET) ON SAID WEST BANK TO A SET 5/8 INCH REBAR; THENCE A BEARING OF NORTH 0° 08’ 50” WEST, A DISTANCE OF 200.01 FEET; (RECORD NORTH 0° 08’ WEST, 200.0 FEET) ON SAID WEST BANK TO A SET 5/8 INCH REBAR; THENCE A BEARING OF NORTH 6° 19’ 50” WEST A DISTANCE OF 132.90 FEET (RECORD NORTH 6° 19’ WEST, 132.9 FEET) ON SAID WEST BANK TO THE POINT OF BEGINNING.

FURTHER EXCEPTING THEREFROM: STATE HIGHWAY 55.

PARCEL 9

THE SOUTH HALF OF THE SOUTHWEST QUARTER, AND THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 12 TOWNSHIP 11 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

Schedule 2.1.1 Page 26 of 52

PARCEL 10

ALL OF SECTION 13 TOWNSHIP 11 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 11

THE WEST HALF, AND SOUTHWEST QUARTER OF THE NORTHEAST QUARTER, AND THE WEST HALF OF THE SOUTHEAST QUARTER, AND GOVERNMENT LOTS 2, 3, 4, 6, AND 7 IN SECTION 15 TOWNSHIP 11 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: STATE HIGHWAY 55.

PARCEL 12

THE WEST HALF OF THE SOUTHWEST QUARTER, AND THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER, AND THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER, AND THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 17 TOWNSHIP 11 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 13

GOVERNMENT LOTS 1 THROUGH 4 INCLUSIVE, AND THE EAST HALF OF SECTION 18 TOWNSHIP 11 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 14

GOVERNMENT LOTS 1 THROUGH 4 INCLUSIVE, AND THE EAST HALF OF SECTION 19 TOWNSHIP 11 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 15

THE NORTH HALF, AND THE SOUTHEAST QUARTER OF SECTION 20 TOWNSHIP 11 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: HIGH VALLEY ROAD

PARCEL 16

ALL OF SECTION 21 TOWNSHIP 11 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 17

ALL OF SECTION 22 TOWNSHIP 11 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: STATE HIGHWAY 55.

Schedule 2.1.1 Page 27 of 52

PARCEL 18

GOVERNMENT LOTS 2, 5, AND 6 AND THAT PORTION OF GOVERNMENT LOTS 7 AND 8 LYING SOUTH OF MURRAY CREEK SUBDIVISION, ACCORDING TO THE OFFICIAL PLAT RECORDED IN THE OFFICE OF THE RECORDED VALLEY COUNTY, IDAHO AS INSTRUMENT NO. 314829, IN BOOK 11 OF PLAT AT PAGE 9, ALL IN SECTION 23 TOWNSHIP 11 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: THAT PORTION CONVEYED TO THE OREGON SHORT LINE RAILROAD COMPANY IN DEED RECORDED JANUARY 26, 1914 AS INSTRUMENT NO. 19704.

FURTHER EXCEPTING THEREFROM: STATE HIGHWAY 55.

PARCEL 19

ALL OF SECTION 24 TOWNSHIP 11 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 20

ALL OF SECTION 25 TOWNSHIP 11 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 21

ALL OF SECTION 26 TOWNSHIP 11 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: THAT PORTION OF SAID LAND CONVEYED TO THE OREGON SHORT LINE RAILROAD BY DEED RECORDED JANUARY 26, 1914, AS INSTRUMENT NO. 19704.

FURTHER EXCEPTING THEREFROM: STATE HIGHWAY 55.

PARCEL 22

ALL OF SECTION 27 TOWNSHIP 11 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: THAT PORTION OF SAID LAND AS SET FORTH IN A DEED TO THE OREGON SHORT LINE RAILROAD, RECORDED JANUARY 26, 1914, AS INSTRUMENT NO. 19704.

FURTHER EXCEPTING THEREFROM: STATE HIGHWAY 55.

PARCEL 23

ALL OF SECTION 28 TOWNSHIP 11 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 24

THE NORTHEAST QUARTER, AND THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER, AND THE SOUTH HALF OF THE SOUTHWEST QUARTER, AND THE SOUTHEAST QUARTER OF SECTION 29, TOWNSHIP 11 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

Schedule 2.1.1 Page 28 of 52

PARCEL 25

THE NORTH HALF, AND SOUTHWEST QUARTER, AND THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SECTION 32 TOWNSHIP 11 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 26

ALL OF SECTION 33 TOWNSHIP 11 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: THAT PORTION OF SAID LAND CONVEYED TO THE OREGON SHORT LINE RAILROAD AS SET FORTH IN A DEED RECORDED JANUARY 26, 1914, AS INSTRUMENT NO. 19704.

FURTHER EXCEPTING THEREFROM: STATE HIGHWAY 55.

PARCEL 27

ALL OF SECTION 34 TOWNSHIP 11 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: THAT PORTION OF SAID LAND CONVEYED TO THE OREGON SHORT LINE RAILROAD AS SET FORTH IN DEED RECORDED JANUARY 26, 1914, AS INSTRUMENT NO. 19704.

FURTHER EXCEPTING THEREFROM: STATE HIGHWAY 55.

PARCEL 28

THE NORTH HALF OF THE NORTHEAST QUARTER, AND THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER, AND THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER, AND THE WEST HALF OF SECTION 35 TOWNSHIP 11 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 29

GOVERNMENT LOT 4, AND THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 7 TOWNSHIP 11 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN VALLEY COUNTY, IDAHO.

PARCEL 30

THE SOUTH HALF OF SECTION 17 TOWNSHIP 11 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

Schedule 2.1.1 Page 29 of 52

PARCEL 31

THE SOUTH HALF OF THE NORTHEAST QUARTER, AND THE EAST HALF OF THE NORTHWEST QUARTER, AND THE EAST HALF OF THE SOUTHWEST QUARTER, AND THE SOUTHEAST QUARTER, AND GOVERNMENT LOTS 1 THROUGH 4 INCLUSIVE OF SECTION 18 TOWNSHIP 11 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 32

ALL OF SECTION 19 TOWNSHIP 11 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 33

THE NORTH HALF, AND THE SOUTHWEST QUARTER, AND THE NORTH HALF OF THE SOUTHEAST QUARTER OF SECTION 20 TOWNSHIP 11 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 34

GOVERNMENT LOTS 4, 5, 8, 9, AND SOUTHWEST QUARTER OF THE NORTHWEST QUARTER, AND WEST HALF OF THE SOUTHWEST QUARTER OF SECTION 1 TOWNSHIP 12 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: THAT PORTION DEEDED TO THE OREGON SHORT LINE RAILROAD AS SET FORTH IN DEED RECORDED JANUARY 26, 1914, AS INSTRUMENT NO. 19704.

PARCEL 35

GOVERNMENT LOT 3 OF SECTION 1 TOWNSHIP 12 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: A PARCEL OF LAND LYING WITHIN GOVERNMENT LOT 3 OF SECTION 1, TOWNSHIP 12 NORTH, RANGE 3 EAST, BOISE MERIDIAN, VALLEY COUNTY, IDAHO, AND MORE PARTICULARLY DESCRIBED AS BEING BOUNDED AS FOLLOWS: BEGINNING AT THE MEANDER CORNER LOCATED AT THE INTERSECTION OF THE NORTH BOUNDARY LINE OF ABOVE SAID SECTION 1 WITH THE WEST BANK OF THE NORTH FORK OF THE PAYETTE RIVER, THE REAL POINT OF BEGINNING; THENCE IN A SOUTHERLY DIRECTION ALONG THE MEAN HIGH-WATER MARK ON THE SAID WEST BANK TO ITS INTERSECTION WITH THE EAST PROPERTY LINE OF THE OREGON SHORT LINE BRANCH OF THE UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE IN A NORTHERLY DIRECTION ALONG THE SAID EAST LINE OF THE RAILROAD RIGHT-OF-WAY LINE TO ITS INTERSECTION WITH THE ABOVE SAID NORTH BOUNDARY LINE OF SECTION 1; THENCE IN AN EASTERLY DIRECTION ALONG SAID NORTH BOUNDARY LINE TO THE REAL POINT OF BEGINNING.

PARCEL 36

GOVERNMENT LOTS 2, 3, 6, 7, AND THE WEST HALF OF THE NORTHWEST QUARTER, AND SOUTHWEST QUARTER OF SECTION 12 TOWNSHIP 12 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

Schedule 2.1.1 Page 30 of 52

EXCEPTING THEREFROM: THAT PORTION CONVEYED TO THE OREGON SHORT LINE RAILROAD BY DEED RECORDED JANUARY 26, 1914, AS INSTRUMENT NO. 19704.

PARCEL 37

GOVERNMENT LOTS 2, 3, 5, 6, 7, 8, AND NORTHWEST QUARTER, AND NORTHWEST QUARTER OF THE SOUTHWEST QUARTER, AND NORTHEAST QUARTER OF THE SOUTHEAST QUARTER, AND THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SECTION 13 TOWNSHIP 12 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: THAT PORTION CONVEYED TO THE OREGON SHORT LINE RAILROAD AS SET FORTH IN DEEDS RECORDED JULY 27, 1912, AS INSTRUMENT NO. 16862, AND JANUARY 26, 1914, AS INSTRUMENT NO. 19704.

PARCEL 38

THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER, AND THE SOUTH HALF OF THE NORTHEAST QUARTER, AND WEST HALF, AND SOUTHEAST QUARTER OF SECTION 22 TOWNSHIP 12 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 39

THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER, AND THE EAST HALF OF THE NORTHWEST QUARTER, AND SOUTHWEST QUARTER OF THE NORTHWEST QUARTER, AND SOUTHWEST QUARTER, AND GOVERNMENT LOTS 1, 2, AND 4 THROUGH 6 INCLUSIVE OF SECTION 23 TOWNSHIP 12 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: THAT PORTION DEEDED TO THE OREGON SHORT LINE RAILROAD, AS SET FORTH IN DEED RECORDED JANUARY 26, 1914, AS INSTRUMENT NO. 19704.

PARCEL 40

ALL OF SECTION 24 TOWNSHIP 12 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: THAT PORTION DEEDED TO THE OREGON SHORT LINE RAILROAD AS SET FORTH IN DEED RECORDED JANUARY 26, 1914, AS INSTRUMENT NO. 19704.

PARCEL 41

THE EAST HALF OF THE NORTHEAST QUARTER, AND THE EAST HALF OF THE NORTHWEST QUARTER, AND SOUTHWEST QUARTER OF THE NORTHWEST QUARTER, AND THE EAST HALF OF THE SOUTHWEST QUARTER, AND SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER, AND NORTHEAST QUARTER OF THE SOUTHEAST QUARTER, AND GOVERNMENT LOTS 1, 3 THROUGH 8 INCLUSIVE OF SECTION 26 TOWNSHIP 12 NORTH, RANGE 3 EAST OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

Schedule 2.1.1 Page 31 of 52

EXCEPTING THEREFROM: THAT PORTION OF THE ABOVE DESCRIBED PARCEL DEEDED TO THE IDAHO NORTHERN RAILROAD CO. AS SET FORTH IN DEED RECORDED DECEMBER 22, 1911 AS INSTRUMENT NO. 15652 AND DEED RECORDED JANUARY 26, 1914, AS INSTRUMENT NO. 19704.

PARCEL 42

THE WEST HALF OF THE NORTHEAST QUARTER, AND SOUTHEAST QUARTER OF THE NORTHEAST QUARTER, AND SOUTH HALF OF THE NORTHWEST QUARTER, AND SOUTHWEST QUARTER, AND WEST HALF OF THE SOUTHEAST QUARTER, AND SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 27 TOWNSHIP 12 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 43

THE SOUTH HALF OF THE NORTHEAST QUARTER, AND THE EAST HALF OF THE SOUTHWEST QUARTER, AND SOUTHEAST QUARTER, AND NORTH HALF OF THE NORTHWEST QUARTER, AND SOUTHWEST QUARTER OF THE NORTHWEST QUARTER, AND NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 28 TOWNSHIP 12 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 44

THE EAST HALF OF THE SOUTHEAST QUARTER OF SECTION 29 TOWNSHIP 12 NORTH, RANGE 3 EAST OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 45

THE EAST HALF OF THE NORTHEAST QUARTER OF SECTION 32 TOWNSHIP 12 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 46

ALL OF SECTION 33 TOWNSHIP 12 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 47

ALL OF SECTION 34 TOWNSHIP 12 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 48

ALL OF SECTION 35 TOWNSHIP 12 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: THAT PORTION OF SAID SECTION 35 DEEDED TO THE OREGON SHORT LINE RAILROAD BY DEED RECORDED JANUARY 26, 1914, AS INSTRUMENT NO. 19704.

FURTHER EXCEPTING THEREFROM: THAT PORTION OF SAID SECTION 35 DEEDED TO THE STATE OF IDAHO FOR A HIGHWAY RIGHT-OF-WAY RECORDED OCTOBER 8, 1932 AS INSTRUMENT NO. 17066.

Schedule 2.1.1 Page 32 of 52

FURTHER EXCEPTING THEREFROM: THAT PORTION OF GOVERNMENT LOT 4 CONVEYED TO ALVIN H. JONES AND JUNE E. JONES IN A WARRANTY DEED RECORDED DECEMBER 18, 1968 AS INSTRUMENT NO. 69735.

PARCEL 49

GOVERNMENT LOTS 1 THROUGH 7, AND THE EAST HALF OF THE SOUTHEAST QUARTER, AND THE SOUTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 3 TOWNSHIP 12 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 50

THE NORTHEAST QUARTER, AND THE EAST HALF OF THE NORTHWEST QUARTER, AND THE EAST HALF OF THE SOUTHEAST QUARTER OF SECTION 10 TOWNSHIP 12 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: THAT PORTION CONVEYED TO THE UNITED STATES OF AMERICAN IN A RIGHT-OF-WAY DEED RECORDED FEBRUARY 10, 1964 AS INSTRUMENT NO. 61108.

PARCEL 51

A TRACT OF LAND SITUATED IN THE NORTHWEST QUARTER OF SECTION 10 TOWNSHIP 12 NORTH, RANGE 4 EAST, BOISE MERIDIAN, VALLEY COUNTY, IDAHO, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTH SIXTEENTH CORNER OF SAID NORTHWEST QUARTER OF SECTION 10; THENCE NORTHERLY ALONG THE CENTER SIXTEENTH LINE OF SAID NORTHWEST QUARTER A DISTANCE OF 1200 FEET TO THE REAL POINT OF BEGINNING; THENCE CONTINUING NORTHERLY ON SAID CENTER SIXTEENTH LINE A DISTANCE OF 530.00 FEET; THENCE SOUTH 0° 06’ WEST, A DISTANCE OF 535.34 FEET; THENCE EAST A DISTANCE OF 100.00 FEET TO THE REAL POINT OF BEGINNING.

PARCEL 52

ALL OF SECTION 15 TOWNSHIP 12 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN VALLEY COUNTY, IDAHO.

PARCEL 53

THE EAST HALF OF THE EAST HALF, LYING EAST OF THE SKUNK CREEK ROAD, AND THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER, LYING EAST OF THE SKUNK CREEK ROAD IN SECTION 16 TOWNSHIP 12 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 54

THE EAST HALF OF THE SOUTHWEST QUARTER, AND GOVERNMENT LOTS 3 AND 4 OF SECTION 18 TOWNSHIP 12 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

Schedule 2.1.1 Page 33 of 52

PARCEL 55

THE NORTH HALF OF THE NORTH HALF, LYING EAST OF THE SKUNK CREEK ROAD, AND THE SOUTH HALF OF THE NORTHEAST QUARTER, AND THE EAST HALF OF THE SOUTHEAST QUARTER OF SECTION 21 TOWNSHIP 12 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 56

THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 21 TOWNSHIP 12 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: COMMENCING AT THE SOUTH QUARTER CORNER OF SAID SECTION 21, A FOUND MONUMENT, C.P.F. INSTRUMENT NO. 131247, CORNER RECORDS OF SAID VALLEY COUNTY; THENCE A BEARING OF NORTH 0° 16’ 28” EAST, A DISTANCE OF 659.51 FEET TO A SET 5/8 INCH REBAR; THENCE A BEARING OF NORTH 0° 16’ 28” EAST, A DISTANCE OF 659.51 FEET TO A FOUND 5/8 INCH REBAR BEING THE SOUTHEAST CORNER OF LOT 10, BLOCK 2, MEADOW VIEW HEIGHTS SUBDIVISION, BOOK 4, PAGE 8, PLAT RECORDS OF SAID VALLEY COUNTY BEING THE TRUE POINT OF BEGINNING. THENCE A BEARING OF NORTH 0° 16’ 40” EAST, A DISTANCE OF 614.74 FEET (RECORD NORTH 0° 07’ 14” WEST, 615.00 FEET) ON THE EAST BOUNDARY OF SAID LOT 10 TO A FOUND 5/8 INCH REBAR BEING THE NORTH CORNER OF SAID LOT 10; THENCE A BEARING OF SOUTH 89° 17’ 50” EAST, A DISTANCE OF 74.00 FEET TO A SET 5/8 INCH REBAR; THENCE A BEARING OF SOUTH 0° 16’ 40” WEST, A DISTANCE OF 614.74 FEET TO A SET 5/8 INCH REBAR; THENCE A BEARING OF NORTH 89° 17’ 50” WEST, A DISTANCE OF 74.00 FEET TO THE POINT OF BEGINNING.

PARCEL 57

A PARCEL OF LAND LOCATED IN THE SOUTHEAST QUARTER OF SECTION 21 TOWNSHIP 12 NORTH, RANGE 4 EAST, BOISE MERIDIAN, VALLEY COUNTY, IDAHO BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTH QUARTER CORNER OF SAID SECTION 21, A FOUND MONUMENT, C.P.F. INSTRUMENT NO. 131247, CORNER RECORDS OF SAID VALLEY COUNTY; THENCE A BEARING OF NORTH 0° 16’ 28” EAST, A DISTANCE OF 659.51 FEET TO A SET 5/8 INCH REBAR; THENCE A BEARING OF NORTH 0° 16’ 28” EAST, A DISTANCE OF 659.51 FEET TO A FOUND 5/8 INCH REBAR BEING THE SOUTHEAST CORNER OF LOT 10, BLOCK 2, MEADOW VIEW HEIGHTS SUBDIVISION, BOOK 4, PAGE 8, PLAT RECORDS OF SAID VALLEY COUNTY BEING THE TRUE POINT OF BEGINNING: THENCE A BEARING OF SOUTH 89° 17’ 50” EAST, A DISTANCE OF 1327.45 FEET TO A FOUND MONUMENT MARKING THE SOUTHEAST 1/16 CORNER OF SAID SECTION 21, C.P.F. INSTRUMENT NO. 131245 CORNER RECORDS OF SAID VALLEY COUNTY, THENCE A BEARING OF SOUTH 00° 21’ 21” WEST, A DISTANCE OF 74.00 FEET TO A POINT; THENCE A BEARING OF NORTH 89° 17’ 50” WEST, A DISTANCE OF 1327.34 FEET TO A POINT; THENCE A BEARING OF NORTH 0° 16’ 28” EAST, A DISTANCE OF 74.00 FEET TO THE POINT OF BEGINNING.

PARCEL 58

A PARCEL OF LAND LOCATED IN THE SOUTHEAST QUARTER OF SECTION 21, TOWNSHIP 12 NORTH, RANGE 4 EAST, BOISE MERIDIAN, VALLEY COUNTY, IDAHO BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

Schedule 2.1.1 Page 34 of 52

COMMENCING AT THE SOUTH QUARTER CORNER OF SAID SECTION 21, A FOUND MONUMENT, C.P.F. INSTRUMENT NO. 131247, CORNER RECORDS OF SAID VALLEY COUNTY; THENCE A BEARING OF NORTH 0° 16’ 28” EAST, A DISTANCE OF 659.51 FEET TO A SET 5/8 INCH REBAR BEING THE TRUE POINT OF BEGINNING: THENCE A BEARING OF NORTH 0° 16’ 28” EAST, A DISTANCE OF 585.51 FEET TO A POINT; THENCE A BEARING OF SOUTH 89° 17’ 50” EAST, A DISTANCE OF 1327.34 FEET TO A POINT; THENCE A BEARING OF SOUTH 0° 21’ 21” WEST, A DISTANCE OF 1243.72 FEET ON THE EAST BOUNDARY OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 21 TO A FOUND MONUMENT BEING THE EAST 1/16 CORNER COMMON TO SAID SECTION 21 AND SECTION 28, TOWNSHIP 12 NORTH, RANGE 4 EAST, BOISE MERIDIAN, C.P.F. INSTRUMENT NO. 131244, CORNER RECORDS OF SAID VALLEY COUNTY; THENCE A BEARING OF NORTH 89° 21’ 11” WEST, A DISTANCE OF 548.38 FEET ON THE SOUTH BOUNDARY OF SAID SECTION 21 TO A SET 5/8 INCH REBAR; THENCE A BEARING OF NORTH 0° 16’ 28” EAST, A DISTANCE OF 659.13 FEET TO A SET 5/8 INCH REBAR; THENCE A BEARING OF NORTH 89° 19’ 31” WEST, A DISTANCE OF 777.19 FEET TO THE POINT OF BEGINNING.

PARCEL 59

ALL OF SECTION 22 TOWNSHIP 12 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 60

GOVERNMENT LOTS 1 THROUGH 3, AND NORTHEAST QUARTER, AND EAST HALF OF THE WEST HALF, AND NORTH HALF OF THE SOUTHEAST QUARTER, AND SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 27 TOWNSHIP 12 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 61

THE EAST HALF OF THE NORTHEAST QUARTER, AND NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 28 TOWNSHIP 12 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 62

THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER, AND NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 34 TOWNSHIP 12 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 63

THE SOUTH HALF OF THE NORTHWEST QUARTER, AND THE NORTH HALF OF THE SOUTHWEST QUARTER OF SECTION 35 TOWNSHIP 13 NORTH, RANGE 3 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 64

GOVERNMENT LOTS 3, 4, 5, AND 6, THE SOUTH HALF OF THE NORTHWEST QUARTER; AND THE SOUTHWEST QUARTER; AND THE SOUTHEAST QUARTER OF SECTION 1 TOWNSHIP 13 NORTH, RANGE 4 EAST OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

Schedule 2.1.1 Page 35 of 52

EXCEPTING THEREFROM: THAT PORTION OF THE SOUTHEAST QUARTER CONVEYED TO JOHN B. FERY AND DELORES C. FERY IN WARRANTY DEED RECORDED SEPTEMBER 9, 2004 AS INSTRUMENT NO. 287577.

PARCEL 65

GOVERNMENT LOTS 1, 2, 7, AND 8; THE SOUTH HALF OF THE NORTHEAST QUARTER; THE SOUTHEAST QUARTER ALL IN SECTION 2 TOWNSHIP 13 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 66

THE EAST HALF OF SECTION 11 TOWNSHIP 13 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 67

ALL OF SECTION 12 TOWNSHIP 13 NORTH, RANGE 4 EAST OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 68

ALL OF SECTION 13 TOWNSHIP 13 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 69

THE EAST HALF OF SECTION 14 TOWNSHIP 13 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 70

THE NORTHEAST QUARTER, AND NORTH HALF OF THE SOUTHEAST QUARTER, AND SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 22 TOWNSHIP 13 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 71

ALL OF SECTION 23 TOWNSHIP 13 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 72

ALL OF SECTION 24, TOWNSHIP 13 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 73

ALL OF SECTION 25 TOWNSHIP 13 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

Schedule 2.1.1 Page 36 of 52

PARCEL 74

ALL SECTION 26 TOWNSHIP 13 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 75

THE EAST HALF OF THE EAST HALF, AND THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 27 TOWNSHIP 13 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 76

THE SOUTH HALF, AND NORTHEAST QUARTER, AND SOUTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 34 TOWNSHIP 13 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 77

ALL OF SECTION 35 TOWNSHIP 13 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 78

ALL OF SECTION 36 TOWNSHIP 13 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 79

ALL SECTION 4 TOWNSHIP 13 NORTH, RANGE 5 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 80

ALL SECTION 5 TOWNSHIP 13 NORTH, RANGE 5 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 81

GOVERNMENT LOTS 1, 2, 7, 8, 10, AND 11, AND THE SOUTH TWO-THIRDS OF THE SOUTH HALF OF GOVERNMENT LOT 9, AND THE SOUTH HALF OF THE SOUTHEAST QUARTER OF THE NORTHWEST QUARTER, AND SOUTH HALF OF THE NORTHEAST QUARTER, AND SOUTHEAST QUARTER, AND THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 6 TOWNSHIP 13 NORTH, RANGE 5 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: THAT PORTION OF SAID GOVERNMENT LOTS 9 AND 10, LYING WEST OF HORSETHIEF ROAD, AS IT NOW EXIST.

ALSO EXCEPTING THEREFROM: THAT PORTION OF THE ABOVE DESCRIBED LAND AS SET-FORTH IN A WARRANTY DEED RECORDED JANUARY 13, 2005, AS INSTRUMENT NO. 291528.

Schedule 2.1.1 Page 37 of 52

PARCEL 82

ALL OF SECTION 7 TOWNSHIP 13 NORTH, RANGE 5 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 83

ALL OF SECTION 8 TOWNSHIP 13 NORTH, RANGE 5 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: THAT PORTION CONVEYED TO THE UNITED STATES GOVERNMENT IN A RIGHT-OF-WAY DEED RECORDED OCTOBER 9, 1961 AS INSTRUMENT NO. 57465.

PARCEL 84

ALL SECTION 9 TOWNSHIP 13 NORTH, RANGE 5 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: THAT PORTION CONVEYED TO THE UNITED STATES GOVERNMENT IN A RIGHT-OF-WAY DEED RECORDED OCTOBER 9, 1961 AS INSTRUMENT NO. 57465.

PARCEL 85

ALL OF SECTION 17 TOWNSHIP 13 NORTH, RANGE 5 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: THAT PORTION CONVEYED TO THE UNITED STATES GOVERNMENT IN A RIGHT-OF-WAY DEED RECORDED OCTOBER 9, 1961 AS INSTRUMENT NO. 57465.

PARCEL 86

ALL OF SECTION 18 TOWNSHIP 13 NORTH, RANGE 5 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: THAT PORTION CONVEYED TO THE UNITED STATES GOVERNMENT IN A RIGHT-OF-WAY DEED RECORDED OCTOBER 9, 1961 AS INSTRUMENT NO. 57465.

PARCEL 87

ALL OF SECTION 19 TOWNSHIP 13 NORTH, RANGE 5 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 88

THE SOUTH HALF OF THE SOUTHWEST QUARTER OF SECTION 12 TOWNSHIP 14 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

Schedule 2.1.1 Page 38 of 52

PARCEL 89

THE NORTHWEST QUARTER, AND THE NORTH HALF OF THE SOUTHWEST QUARTER, LYING WEST OF THE WARM LAKE HIGHWAY IN SECTION 13 TOWNSHIP 14 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 90

THE EAST HALF OF THE EAST HALF, AND THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER, LYING SOUTH AND WEST OF THE HORSETHIEF ROAD IN SECTION 24 TOWNSHIP 14 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 91

THE WEST HALF, LYING WEST OF THE HORSETHIEF ROAD, AND THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 25 TOWNSHIP 14 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 92

ALL SECTION 26 TOWNSHIP 14 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 93

ALL OF SECTION 35 TOWNSHIP 14 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 94

THE NORTHWEST QUARTER, LYING WEST OF THE HORSETHIEF ROAD OF SECTION 36 TOWNSHIP 14 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 95

ALL OF SECTION 5 TOWNSHIP 14 NORTH, RANGE 5 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 96

ALL OF SECTION 6, TOWNSHIP 14 NORTH, RANGE 5 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 97

THE EAST HALF OF SECTION 7 TOWNSHIP 14 NORTH, RANGE 5 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

Schedule 2.1.1 Page 39 of 52

PARCEL 98

THE SOUTH HALF, AND NORTHWEST QUARTER, AND NORTH HALF OF THE NORTHEAST QUARTER, AND SOUTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 8 TOWNSHIP 14 NORTH, RANGE 5 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 99

ALL OF SECTION 17 TOWNSHIP 14 NORTH, RANGE 5 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 100

THE EAST HALF; AND EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 18 TOWNSHIP 14 NORTH, RANGE 5 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 101

ALL OF SECTION 19 TOWNSHIP 14 NORTH, RANGE 5 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 102

THE WEST HALF OF SECTION 20 TOWNSHIP 14 NORTH, RANGE 5 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 103

THE NORTH HALF OF SECTION 29 TOWNSHIP 14 NORTH, RANGE 5 EAST OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: THAT PORTION CONVEYED TO THE UNITED STATES GOVERNMENT IN A RIGHT-OF-WAY DEED RECORDED OCTOBER 9, 1961 AS INSTRUMENT NO. 57465.

PARCEL 104

GOVERNMENT LOT 1, AND THE EAST HALF, AND EAST HALF OF THE WEST HALF OF SECTION 30 TOWNSHIP 14 NORTH, RANGE 5 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 105

THE EAST HALF, AND THE EAST HALF OF THE WEST HALF OF SECTION 31 TOWNSHIP 14 NORTH, RANGE 5 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 106

ALL OF SECTION 2 TOWNSHIP 15 NORTH, RANGE 4 EAST, BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

Schedule 2.1.1 Page 40 of 52

EXCEPTING THEREFROM: THAT PORTION CONVEYED TO THE UNITED STATES GOVERNMENT IN A RIGHT-OF-WAY DEED RECORDED SEPTEMBER 18, 1964 AS INSTRUMENT NO. 62219.

PARCEL 107

GOVERNMENT LOTS 1, 2, 3, AND SOUTH HALF OF THE NORTHEAST QUARTER, AND SOUTHEAST QUARTER OF THE NORTHWEST QUARTER, AND THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER, AND SOUTH HALF OF THE SOUTHWEST QUARTER, AND THE SOUTHEAST QUARTER OF SECTION 3 TOWNSHIP 15 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 108

GOVERNMENT LOTS 2, 3, AND 4, AND THE SOUTHWEST QUARTER, AND SOUTH HALF OF THE NORTHWEST QUARTER, AND THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER, AND NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 4 TOWNSHIP 15 NORTH, RANGE 4 EAST OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 109

ALL SECTION 5 TOWNSHIP 15 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 110

GOVERNMENT LOTS 1, 2, 6 AND 7, AND SOUTHEAST QUARTER OF THE NORTHWEST QUARTER, AND THE EAST HALF OF THE SOUTHWEST QUARTER, AND THE SOUTH HALF OF THE NORTHEAST QUARTER, AND SOUTHEAST QUARTER OF SECTION 6 TOWNSHIP 15 NORTH, RANGE 4 EAST OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 111

ALL OF SECTION 7 TOWNSHIP 15 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 112

ALL SECTION 8 TOWNSHIP 15 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 113

THE SOUTH HALF, AND THE NORTHWEST QUARTER, AND NORTHEAST QUARTER OF THE NORTHEAST QUARTER, AND THE SOUTH HALF OF THE NORTHEAST QUARTER OF SECTION 9 TOWNSHIP 15 NORTH, RANGE 4 EAST OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 114

ALL OF SECTION 10 TOWNSHIP 15 NORTH, RANGE 4 EAST OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

Schedule 2.1.1 Page 41 of 52

PARCEL 115

ALL OF SECTION 11 TOWNSHIP 15 NORTH RANGE 4 EAST OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO. EXCEPTING THEREFROM: THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER OF SAID SECTION 11.

PARCEL 116

THE WEST HALF, AND WEST HALF OF THE EAST HALF, AND NORTHEAST QUARTER OF NORTHEAST QUARTER, AND SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 14 TOWNSHIP 15 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 117

ALL OF SECTION 15 TOWNSHIP 15 NORTH, RANGE 4 EAST OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 118

ALL OF SECTION 17 TOWNSHIP 15 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 119

ALL OF SECTION 18 TOWNSHIP 15 NORTH, RANGE 4 EAST OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 120

ALL OF SECTION 19 TOWNSHIP 15 NORTH, RANGE 4 EAST OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 121

ALL SECTION 20 TOWNSHIP 15 NORTH, RANGE 4 EAST OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 122

ALL OF SECTION 21 TOWNSHIP 15 NORTH, RANGE 4 EAST OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 123

THE WEST HALF, AND THE WEST HALF OF THE NORTHEAST QUARTER OF SECTION 22 TOWNSHIP 15 NORTH, RANGE 4 EAST OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 124

ALL OF SECTION 28 TOWNSHIP 15 NORTH, RANGE 4 EAST OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

Schedule 2.1.1 Page 42 of 52

PARCEL 125

ALL OF SECTION 29 TOWNSHIP 15 NORTH, RANGE 4 EAST OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 126

ALL SECTION 30 TOWNSHIP 15 NORTH, RANGE 4 EAST OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 127

THE NORTH HALF OF THE NORTHEAST QUARTER, AND THE EAST HALF OF THE NORTHWEST QUARTER, AND GOVERNMENT LOTS 1 AND 2, IN SECTION 31 TOWNSHIP 15 NORTH, RANGE 4 EAST OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 128

THE EAST HALF OF SECTION 32 TOWNSHIP 15 NORTH, RANGE 4 EAST OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: A PARCEL OF LAND LOCATED IN THE NORTHEAST QUARTER OF SECTION 32, TOWNSHIP 15 NORTH, RANGE 4 EAST, BOISE MERIDIAN, VALLEY COUNTY, IDAHO AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE QUARTER CORNER COMMON TO SECTIONS 29 AND 32, TOWNSHIP 15 NORTH, RANGE 4 EAST, BOISE MERIDIAN, WHICH IS THE TRUE POINT OF BEGINNING; THENCE SOUTH 89° 48’ 43” EAST, 275.00 FEET TO A POINT; THENCE SOUTH 0° 13’ 04” EAST, 377.00 FEET TO A POINT; THENCE NORTH 89° 48’ 43” WEST, 275.00 FEET TO A POINT; THENCE NORTH 0° 13’ 04” WEST, 377.00 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 129

THE WEST HALF OF THE NORTHWEST QUARTER OF SECTION 32 TOWNSHIP 15 NORTH, RANGE 4 EAST OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: THE SOUTH 258.8 FEET THEREOF

PARCEL 130

THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 32 TOWNSHIP 15 NORTH, RANGE 4 EAST OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: COMMENCING AT THE QUARTER CORNER COMMON TO SECTIONS 31 AND 32 TOWNSHIP 15 NORTH, RANGE 4 EAST, BOISE MERIDIAN; THENCE SOUTH 89° 51’ 01” EAST, 1,315.50 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING SOUTH 89° 51’ 01” EAST, 759.77 FEET TO A POINT; THENCE SOUTH 13° 15’ 42” WEST, 405.73 FEET TO A POINT; THENCE NORTH 84° 57’ 25” WEST, 535.86 FEET TO A POINT; THENCE SOUTH 15° 31’ 46” WEST, 486.09 FEET TO A POINT; THENCE NORTH 0° 11’ 37” WEST, 618.14 FEET TO THE TRUE POINT OF BEGINNING.

Schedule 2.1.1 Page 43 of 52

FURTHER EXCEPTING THEREFROM: COMMENCING AT THE STANDARD QUARTER CORNER OF SECTION 32 TOWNSHIP 15 NORTH, RANGE 4 EAST, BOISE MERIDIAN; THENCE 89° 51’ 06” WEST, 523.87 FEET TO THE TRUE POINT OF BEGINNING: THENCE CONTINUING SOUTH 89° 51’ 06” WEST, 792.72 FEET TO A POINT. THENCE NORTH 0° 11’ 37” WEST, 1318.13 FEET TO A POINT; THENCE CONTINUING NORTH 0° 11’ 37” WEST, 314.39 FEET TO A POINT; THENCE SOUTH 89° 13’ 35” EAST, 259.66 FEET TO A POINT; THENCE SOUTH 13° 49’ 32” WEST, 355.00 FEET TO A POINT; THENCE SOUTH 6° 46’ 37” EAST, 410.00 FEET TO A POINT; THENCE NORTH 83° 9’ 39” EAST, 336.62 FEET TO A POINT; THENCE SOUTH 15° 06’ 47” EAST, 196.71 FEET TO A POINT; THENCE SOUTH 48° 20’ 30” WEST, 227.64 FEET TO A POINT; THENCE SOUTH 33° 23’ 26” WEST, 273.01 FEET TO A POINT; THENCE SOUTH 56° 02’ 41” EAST, 614.28 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 131

A PARCEL OF LAND LOCATED IN THE NORTHEAST QUARTER NORTHWEST QUARTER AND THE SOUTHEAST QUARTER NORTHWEST QUARTER OF SECTION 32, TOWNSHIP 15 NORTH, RANGE 4 EAST, BOISE MERIDIAN, VALLEY COUNTY, IDAHO AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST 1/16 CORNER OF SECTION 32 TOWNSHIP 15 NORTH, RANGE 4 EAST, BOISE MERIDIAN, WHICH IS THE TRUE POINT OF BEGINNING; THENCE NORTH 0° 07’ 55” WEST, 1,314.64 FEET TO A POINT; THENCE SOUTH 89° 48’ 43” EAST, 1,311.57 FEET TO THE QUARTER CORNER COMMON TO SECTIONS 29 AND 32; THENCE SOUTH 56° 01’ 25” WEST, 402.53 FEET TO A POINT; THENCE NORTH 74° 28’ 00” WEST, 210.00 FEET TO A POINT; THENCE SOUTH 5° 48’ 08” WEST, 150.00 FEET TO A POINT; THENCE SOUTH 66° 51’ 00” WEST, 240.00 FEET TO A POINT; THENCE SOUTH 14° 17’ 35” WEST, 420.00 FEET TO A POINT; THENCE SOUTH 76° 53’ 52” WEST, 156.57 FEET TO A POINT, THENCE SOUTH 16° 04’ 37” WEST, 506.90 FEET TO A POINT; THENCE NORTH 77° 18’ 13” WEST, 143.51 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 132

A PARCEL OF LAND LOCATED IN THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER, AND SOUTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 32, TOWNSHIP 15 NORTH, RANGE 4 EAST, BOISE MERIDIAN, VALLEY COUNTY, IDAHO AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE QUARTER CORNER COMMON TO SECTIONS 29 AND 32, TOWNSHIP 15 NORTH, RANGE 4 EAST, BOISE MERIDIAN; THENCE SOUTH 0° 13’ 04” EAST, 1,049.21 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING SOUTH 0° 13’ 04” EAST, 265.00 FEET TO A POINT; THENCE CONTINUING SOUTH 0° 13’ 04” EAST 1,314.21 FEET TO A POINT; THENCE NORTH 89° 51’ 01” WEST, 555.74 FEET TO A POINT; THENCE NORTH 9° 29’ 11” EAST, 1,412.95 FEET TO A POINT; THENCE NORTH 59° 50’ 25” EAST, 366.47 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 133

ALL SECTION 33 TOWNSHIP 15 NORTH, RANGE 4 EAST OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

Schedule 2.1.1 Page 44 of 52

PARCEL 134

THE EAST HALF OF SOUTHWEST QUARTER, AND THE SOUTHEAST QUARTER, AND GOVERNMENT LOTS 3 AND 4 OF SECTION 31 TOWNSHIP 15 NORTH, RANGE 5 EAST OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 135

THE SOUTH HALF OF THE SOUTHWEST QUARTER, AND THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 32 TOWNSHIP 15 NORTH, RANGE 5 EAST OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 136

ALL OF SECTION 2 TOWNSHIP 16 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 137

ALL OF SECTION 3 TOWNSHIP 16 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 138

LOTS 1 TO 4 INCLUSIVE, AND THE SOUTH HALF, AND THE SOUTH HALF OF THE NORTH HALF OF SECTION 4 TOWNSHIP 16 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 139

ALL OF SECTION 5 TOWNSHIP 16 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 140

GOVERNMENT LOTS 1 AND 2, AND THE SOUTH HALF OF THE NORTHEAST QUARTER OF SECTION 6 TOWNSHIP 16 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 141

THE EAST HALF, AND THE EAST HALF OF THE SOUTHWEST QUARTER, AND EAST HALF OF THE NORTHWEST QUARTER, AND NORTHWEST QUARTER OF THE NORTHWEST QUARTER, AND THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 8 TOWNSHIP 16 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 142

ALL SECTION 9 TOWNSHIP 16 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

Schedule 2.1.1 Page 45 of 52

PARCEL 143

WEST HALF, AND WEST HALF OF THE SOUTHEAST QUARTER, AND SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER, AND SOUTH HALF OF THE NORTHEAST QUARTER, AND NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 10 TOWNSHIP 16 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 144

ALL OF SECTION 11 TOWNSHIP 16 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 145

THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER, AND SOUTH HALF OF THE NORTHEAST QUARTER, AND WEST HALF, OF SECTION 12 TOWNSHIP 16 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 146

NORTHWEST QUARTER OF THE NORTHEAST QUARTER, AND SOUTH HALF OF THE NORTHEAST QUARTER, AND WEST HALF, AND THE SOUTHEAST QUARTER OF SECTION 13 TOWNSHIP 16 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 147

ALL OF SECTION 14 TOWNSHIP 16 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 148

ALL OF SECTION 15 TOWNSHIP 16 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 149

THE NORTH HALF OF THE NORTH HALF AND THAT PORTION OF SECTION 17 TOWNSHIP 16 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SECTION CORNER COMMON TO SECTIONS 18, 17, 19 AND 20, TOWNSHIP 16 NORTH, RANGE 4 EAST, BOISE MERIDIAN, WHICH IS THE TRUE POINT OF BEGINNING:

THENCE NORTH 0° 11’ 39” EAST, 2661.13 FEET TO A POINT;

THENCE NORTH 0° 01’ 46” EAST, 1320.17 FEET TO A POINT;

THENCE SOUTH 89° 45’ 34” EAST, 4984.69 FEET TO A POINT;

THENCE SOUTH 16° 11’ 47” WEST, 420.22 FEET TO A POINT;

THENCE SOUTH 26° 33’ 04” WEST, 225.59 FEET TO A POINT;

THENCE SOUTH 13° 29’ 44” WEST, 271.91 FEET TO A POINT;

THENCE SOUTH 19° 45’ 59” WEST, 166.98 FEET TO A POINT;

Schedule 2.1.1 Page 46 of 52

THENCE SOUTH 29° 13’ 17” WEST, 436.33 FEET TO A POINT;

THENCE SOUTH 25° 49’ 38” WEST, 101.26 FEET TO A POINT;

THENCE SOUTH 17° 54’ 14” WEST, 393.43 FEET TO A POINT;

THENCE SOUTH 02° 23’ 26” EAST, 145.59 FEET TO A POINT;

THENCE SOUTH 34° 14’ 34” WEST, 240.08 FEET TO A POINT;

THENCE SOUTH 23° 24’ 24” WEST, 328.73 FEET TO A POINT;

THENCE SOUTH 12° 56’ 42” WEST, 124.80 FEET TO A POINT;

THENCE NORTH 89° 57’ 05” WEST, 1329.11 FEET TO A POINT;

THENCE SOUTH 0° 09’ 24” WEST, 1327.79 FEET TO A POINT;

THENCE NORTH 89° 51’ 17” WEST 2658.00 FEET TO THE TRUE POINT OF BEGINNING;

EXCEPTING THEREFROM: SIMPCO ESTATES SUBDIVISION.

PARCEL 150

THAT PORTION OF THE EAST HALF OF THE SOUTHEAST QUARTER OF SECTION 17 TOWNSHIP 16 NORTH, RANGE 4 EAST OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SECTION CORNER COMMON TO SECTIONS 17, 16, 20, AND 21, TOWNSHIP 16 NORTH, RANGE 4 EAST, BOISE MERIDIAN, WHICH IS THE TRUE POINT OF BEGINNING:

THENCE SOUTH 89° 49’ 53” WEST, 1128.91 FEET TO A POINT;

THENCE NORTH 32° 10’ 07” EAST, 138.93 FEET TO A POINT;

THENCE NORTH 21° 39’ 13” EAST, 371.50 FEET TO A POINT; THENCE NORTH 25° 10’ 54” EAST, 436.05 FEET TO A POINT; THENCE NORTH 27° 06’ 07” EAST, 263.43 FEET TO A POINT; THENCE NORTH 03° 31’ 01” EAST, 412.36 FEET TO A POINT; THENCE NORTH 29° 00’ 25” EAST, 576.45 FEET TO A POINT; THENCE NORTH 59° 18’ 27” EAST, 126.59 FEET TO A POINT; THENCE NORTH 80° 45’ 14” EAST, 106.02 FEET TO A POINT; THENCE NORTH 67° 27’ 33” EAST, 115.50 FEET TO A POINT; THENCE SOUTH 0° 20’ 59” WEST, 2130.18 FEET TO THE TRUE POINT OF BEGINNING.

TOGETHER WITH: AN EASEMENT RECORDED ON NOVEMBER 23, 1982 UNDER INSTRUMENT NO. 124491, RECORDS OF VALLEY COUNTY, IDAHO.

PARCEL 151

THE NORTH HALF, AND NORTHEAST QUARTER OF THE SOUTHWEST QUARTER; AND NORTH HALF OF THE SOUTHEAST QUARTER, AND SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER, OF SECTION 22 TOWNSHIP 16 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 152

ALL OF SECTION 23 TOWNSHIP 16 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 153

ALL OF SECTION 24 TOWNSHIP 16 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

Schedule 2.1.1 Page 47 of 52

PARCEL 154

ALL OF SECTION 25 TOWNSHIP 16 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 155

ALL OF SECTION 26 TOWNSHIP 16 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 156

THE EAST HALF OF THE EAST HALF OF SECTION 27 TOWNSHIP 16 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 157

THAT PORTION OF THE WEST HALF OF THE NORTHEAST QUARTER OF SECTION 27 TOWNSHIP 16 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

STARTING AT THE NORTHEAST CORNER OF SECTION 27 TOWNSHIP 16 NORTH, RANGE 4 EAST, BOISE MERIDIAN, THENCE NORTH 89° 42’ WEST, 1311 FEET, THENCE SOUTH 0° 02’ EAST, 440 FEET, MORE OR LESS, ALONG THE LINE BETWEEN THE EAST HALF AND THE WEST HALF OF THE NORTHEAST QUARTER OF SAID SECTION 27, TO A STEEL PIN, THE REAL PLACE OF BEGINNING; THENCE SOUTH 59° 42’ WEST, 99.2 FEET; THENCE SOUTH 32° 42’ WEST, 93.0 FEET; THENCE SOUTH 25° 12’ WEST, 184.4 FEET; THENCE SOUTH 61° 39’ WEST 108.1 FEET; THENCE SOUTH 30° 40’ WEST, 218.7 FEET; THENCE SOUTH 7° 45’ EAST, 150.2 FEET; THENCE SOUTH 8° 45’ WEST, 139.7 FEET; THENCE SOUTH 13° 57’ WEST, 229.8 FEET; THENCE SOUTH 10° 46’ EAST, 138.0 FEET; THENCE SOUTH 6° 12’ WEST, 103.8 FEET; THENCE SOUTH 1° 25’ WEST, 215.5 FEET; THENCE SOUTH 52° 45’ EAST, 256.3 FEET; THENCE SOUTH 81° 03’ EAST, 268.4 FEET; THENCE NORTH 0° 02’ WEST, 1,697.6 FEET ALONG THE 1/16 LINE TO THE POINT OF BEGINNING.

PARCEL 158

THE EAST HALF OF THE NORTHEAST QUARTER, AND THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER, AND THE SOUTH HALF OF THE SOUTHEAST QUARTER, OF SECTION 31 TOWNSHIP 16 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 159

THE SOUTH HALF OF THE SOUTH HALF, AND SOUTH TWO-THIRDS OF THE NORTH HALF OF THE SOUTH HALF OF SECTION 32 TOWNSHIP 16 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 160

THE EAST HALF OF SECTION 34, TOWNSHIP 16 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO, LYING EAST OF THE CENTER LINE OF SLOAN CREEK ROAD AND LANDS NORTH OF THE CENTER LINE OF GOLD FORK ROAD WHERE THE GOLD FORK ROAD AND SLOAN CREEK ROAD JOIN.

Schedule 2.1.1 Page 48 of 52

PARCEL 161

THE EAST HALF, AND THE NORTHWEST QUARTER, AND THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 35, TOWNSHIP 16 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: THAT PORTION CONVEYED IN A WARRANTY DEED TO DARYL EUGENE HART, MARCHELLE DENISE HART, HERMAN LATIMER HART AND ELLEN HOLMAN HART IN WARRANTY DEED RECORDED MARCH 22, 1989 AS INSTRUMENT NO. 166002.

PARCEL 162

SOUTH HALF OF THE NORTHEAST QUARTER OF SECTION 36 TOWNSHIP 16 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 163

GOVERNMENT LOTS 2 THROUGH 4 INCLUSIVE, AND THE EAST HALF OF THE SOUTHWEST QUARTER, AND THE SOUTHEAST QUARTER OF SECTION 30 TOWNSHIP 16 NORTH, RANGE 5 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 164

GOVERNMENT LOTS 1 THROUGH 4 INCLUSIVE, AND THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 31 TOWNSHIP 16 NORTH, RANGE 5 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 165

Intentionally Deleted

PARCEL 166

Intentionally Deleted

PARCEL 167

THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SECTION 7 TOWNSHIP 17 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 168

THE SOUTH HALF OF THE SOUTHWEST QUARTER OF SECTION 8 TOWNSHIP 17 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 169

THE SOUTHWEST QUARTER OF SECTION 15 TOWNSHIP 17 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

Schedule 2.1.1 Page 49 of 52

PARCEL 170

THE WEST HALF OF SECTION 17 TOWNSHIP 17 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 171

THE EAST HALF OF SECTION 18 TOWNSHIP 17 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 172

THE NORTHEAST QUARTER AND THE EAST HALF OF THE SOUTHEAST QUARTER OF SECTION 19 TOWNSHIP 17 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 173

ALL OF SECTION 20 TOWNSHIP 17 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 174

THE WEST HALF OF THE SOUTHWEST QUARTER, AND NORTHEAST QUARTER, AND NORTH HALF OF THE NORTHWEST QUARTER, AND NORTH HALF OF THE SOUTHEAST QUARTER OF SECTION 21 TOWNSHIP 17 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 175

THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER, AND WEST HALF OF THE NORTHEAST QUARTER, AND NORTHWEST QUARTER, AND SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER, AND NORTH HALF OF THE SOUTHWEST QUARTER, AND WEST HALF OF THE SOUTHEAST QUARTER OF SECTION 22 TOWNSHIP 17 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 176

ALL SECTION 29 TOWNSHIP 17 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

EXCEPTING THEREFROM: THAT PORTION DEED TO THE UNITED STATES IN AN EASEMENT DEED RECORDED APRIL 4, 1966 AS INSTRUMENT NO. 64914.

PARCEL 177

THE EAST HALF OF THE NORTHEAST QUARTER, AND THE SOUTHEAST QUARTER OF SECTION 30 TOWNSHIP 17 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

Schedule 2.1.1 Page 50 of 52

PARCEL 178

THE EAST HALF OF SECTION 31 TOWNSHIP 17 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 179

THE NORTHEAST QUARTER, AND NORTH HALF OF THE NORTHWEST QUARTER, AND SOUTHWEST QUARTER OF THE NORTHWEST QUARTER, AND THE SOUTH HALF OF SECTION 32 TOWNSHIP 17 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 180

THE EAST HALF OF THE SOUTHEAST QUARTER, AND THE NORTHWEST QUARTER, AND THE WEST HALF OF THE SOUTHWEST QUARTER OF SECTION 33 TOWNSHIP 17 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 181

THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 35 TOWNSHIP 17 NORTH, RANGE 4 EAST, OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 182

Intentionally Deleted

PARCEL 183

Intentionally Deleted

PARCEL 184

Intentionally Deleted

PARCEL 185

Intentionally Deleted

PARCEL 186

Intentionally Deleted

PARCEL 187

Intentionally Deleted

PARCEL 188

Intentionally Deleted

Schedule 2.1.1 Page 51 of 52

PARCEL 189

Intentionally Deleted

PARCEL 190

Intentionally Deleted

PARCEL 191

THE SOUTH 470 FEET OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 1 TOWNSHIP 15 NORTH, RANGE 3 EAST, BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 192

THE SOUTHEAST QUARTER OF SECTION 1 TOWNSHIP 15 NORTH, RANGE 3 EAST, BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 193

THE EAST HALF, AND SOUTHEAST QUARTER OF THE NORTHWEST QUARTER, AND NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 12 TOWNSHIP 15 NORTH, RANGE 3 EAST, BOISE MERIDIAN, VALLEY COUNTY, IDAHO.

PARCEL 194

A PORTION OF GOVERNMENT LOT 3 OF SECTION 36 AND A PORTION OF GOVERNMENT LOT 11 IN SECTION 25, TOWNSHIP 14 NORTH, RANGE 3 EAST OF THE BOISE MERIDIAN, VALLEY COUNTY, IDAHO, DESCRIBED AS FOLLOWS:

BEGINNING AT THE FOUND BRASS CAP AT THE SECTION CORNER COMMON TO SECTIONS 30 AND 31, TOWNSHIP 14 NORTH, RANGE 4 EAST, AND SAID SECTIONS 25 AND 36, TOWNSHIP 14 NORTH, RANGE 3 EAST, BOISE MERIDIAN FROM WHICH A FOUND BRASS CAP AT THE 1/4 CORNER COMMON TO SAID SECTIONS 36 AND 31 THAT BEARS SOUTH 00° 25’ 59” WEST A DISTANCE OF 2,643.67 FEET;

THENCE ALONG THE SECTION LINE COMMON TO SAID SECTIONS 25 AND 36, SOUTH 89° 16’ 00” WEST A DISTANCE OF 2,091.66 FEET TO THE TRUE POINT OF BEGINNING AT A POINT ON THE EASTERLY RIGHT-OF-WAY OF THE IDAHO NORTHERN AND PACIFIC RAILROAD; THENCE NORTH 56° 09’ 19” EAST A DISTANCE OF 100.00 FEET TO A POINT; THENCE SOUTH 33° 50’ 41” EAST A DISTANCE OF 550.00 FEET TO A POINT; THENCE SOUTH 56° 09’ 19” WEST A DISTANCE OF 100.00 FEET TO A POINT ON SAID EASTERLY RIGHT-OF-WAY OF THE NORTHERN AND PACIFIC RAILROAD; THENCE NORTH 33° 50’ 41” WEST A DISTANCE OF 550.00 FEET TO THE TRUE POINT OF BEGINNING.

Schedule 2.1.1 Page 52 of 52

SCHEDULE 2.1.2

Easements

1.	Road Use Permit from U.S. Department of Agriculture – Forest Service to Western Pacific Timber, LLC dated June 22, 2007. (To the extent assignable and applicable to the Real Property)

2.	Temporary Permit (RW-60-066) from Idaho Department of Lands to Western Pacific Timber, LLC dated October 1, 2006. (To the extent applicable to the Real Property)

3.	Right-of-Way Grant (Serial Number IDI-35552) from U.S. Department of Interior – Bureau of Land Management, dated November 22, 2006. (To the extent applicable to the Real Property)

4.	Right-of-Way Grant (Serial Number IDI-35553) from U.S. Department of Interior – Bureau of Land Management, dated November 22, 2006. (To the extent applicable to the Real Property)

Schedule 2.1.2 Page 1 of 1

SCHEDULE 2.1.3

Permits

None.

Schedule 2.1.3 Page 1 of 1

SCHEDULE 2.1.6

Assumed Contracts

Part I

1.	Logging Contract (Camp Creek) between Western Pacific Timber, LLC and Bailey Logging, Inc., dated June 1, 2007.

2.	Logging Contract (Bogus Try) between Western Pacific Timber, LLC and Brown Brothers Const. Co., dated June 15, 2007, as amended by Agreement to Modify Logging Contract dated July 25, 2007.

3.	Logging Contract (Reskunk07) between Western Pacific Timber, LLC and Canady Trucking Inc., dated June 15, 2007, as amended by Agreement to Modify Logging Contract dated July 25, 2007.

4.	Logging Contract (RV Corner 2) between Western Pacific Timber, LLC and Canady Trucking Inc., dated June 1, 2007.

5.	Logging Contract (Boise RR 2) between Western Pacific Timber, LLC and C. Carlock Logging Inc., dated June 1, 2007, as amended by Agreement to Modify Logging Contract dated July 25, 2007.

6.	Logging Contract (Upper Middle Mud) between Western Pacific Timber, LLC and Tom Mahon Logging Inc., dated July 25, 2007.

7.	Logging Contract (Little Jungle OR) between Western Pacific Timber, LLC and Carl Nichols Logging Inc., dated June 1, 2007.

8.	Logging Contract (Last Easy) between Western Pacific Timber, LLC and M.W. Renfro & Sons Inc., dated June 1, 2007, as amended by Agreement to Modify Logging Contract dated July 25, 2007.

9.	Logging Contract (Horseface 2) between Western Pacific Timber, LLC and Summit Logging, dated June 15, 2007.

10.	Logging Contract (Trail North) between Western Pacific Timber, LLC and J.I. Morgan, Inc., dated June 12, 2007.

11.	Logging Contract (Last Rat) between Western Pacific Timber, LLC and Carlock Logging, Inc., dated August 1, 2007.

12.	Logging Contract (East Middle Mud) between Western Pacific Timber, LLC and Deasy Logging, Inc., dated August 13, 2007.

13.	Logging Contract (SD 3.07) between Western Pacific Timber, LLC and Canady Trucking, Inc., dated August 1, 2007.

Schedule 2.1.6 Page 1 of 4

14.	Logging Contract (Murray End) between Western Pacific Timber, LLC and MW Renfro & Sons, Inc., dated August 1, 2007.

15.	Logging Contract (Martin Creek) between Western Pacific Timber, LLC and Bailey Logging, Inc., dated August 23, 2007.

16.	Logging Contract (NE Little Mud) between Western Pacific Timber, LLC and J.I. Morgain, Inc., dated August 24, 2007.

17.	General Services Agreement between Western Pacific Timber, LLC and Byron Greig dba BX Fence, dated January 8, 2007.

18.	General Services Agreement between Western Pacific Timber, LLC and Tom Dietz, dated April 6, 2007. (To the extent applicable to the Property).

19.	General Services Agreement between Western Pacific Timber, LLC and George Jensen, dated June 7, 2007.

20.	General Services Agreement between Western Pacific Timber, LLC and Gene (Jake) Gorbet dba Pakan Yani, dated March 21, 2007.

21.	General Services Agreement between Western Pacific Timber, LLC and Kelly (Fritz) Kennedy dba Spud TSI, dated April 1, 2007.

22.	Road Construction Contract between Western Pacific Timber, LLC and C. Carlock Logging, Inc., dated February 8, 2007.

23.	Seedling Production Agreement (Agreement No. – WPTB07) between Western Pacific Timber, LLC and IFA Nurseries, Inc., dated December 22, 2006.

24.	2007 Annual Road Maintenance Plan between Western Pacific Timber, LLC and Boise National Forest, dated July 11, 2007. (To the extent applicable to the Real Property)

25.	2007 Annual Road Maintenance Plan between Western Pacific Timber, LLC and Payette National Forest, dated July 11, 2007. (To the extent applicable to the Real Property)

26.	Log Sale Agreement between Western Pacific Timber, LLC and Guy Bennett Lumber Co., dated September 1, 2007.

27.	Log Sale Agreement between Western Pacific Timber, LLC and Boise Building Solutions, dated September 1, 2007.

28.	Log Sale Agreement between Western Pacific Timber, LLC and Bennett Forest Industries, dated September 1, 2007.

Schedule 2.1.6 Page 2 of 4

29.	Log Sale Agreement between Western Pacific Timber, LLC and Kinzua Resources, dated September 1, 2007.

30.	Log Purchase Agreement (#2290) between Western Pacific Timber, LLC and Granger Company, dated September 18, 2006, as amended by Quarterly Price Adjustment dated August 24, 2007.

Part II

31.	Contract, Water Quality Program for Agriculture between Western Pacific Timber, LLC and Valley Soil and Water Conservation District, dated May 3, 2007.

32.	Grazing Lease (File # 07-5-301) between Western Pacific Timber, LLC and Black Canyon Grazing Assoc., dated May 17, 2007.

33.	Grazing Lease (File # 07-5-3-8) between Western Pacific Timber, LLC and Jim Kranz, dba Box Springs Land & Livestock, dated May 17, 2007.

34.	Grazing Lease (File # 07-5-310) between Western Pacific Timber, LLC and Josh Jones, dated May 25, 2007. (To the extent applicable to the Property).

35.	Grazing Lease (File # 07-5-306) between Western Pacific Timber, LLC and Ronnie Legg, dated May 17, 2007.

36.	Grazing Lease (File # 07-5-311) between Western Pacific Timber, LLC and Don Pape, dated May 25, 2007. (To the extent applicable to the Real Property)

37.	Grazing Lease (File # 07-5-304) between Western Pacific Timber, LLC and Little Land and Livestock, dated May 17, 2007.

38.	Grazing Lease (File # 07-5-305) between Western Pacific Timber, LLC and Ernie Robinson, dated May 17, 2007.

39.	Grazing Lease (File # 07-5-303) between Western Pacific Timber, LLC and Frank Shirts, dated May 17, 2007.

40.	Grazing Lease (File # 07-5-309) between Western Pacific Timber, LLC and SS Cattle Company LLP, dated May 19, 2007.

41.	Fence Line Agreement between Boise Cascade Corporation and R.Y. Timber, dated January 9, 2004.

42.	Access Yes Lease Agreement between Western Pacific Timber, LLC and Idaho Department of Fish and Game, dated March 23, 2007. (To the extent applicable to the Real Property).

Schedule 2.1.6 Page 3 of 4

43.	Rock Pit Site Lease between Western Pacific Timber, LLC and Olson’s Excavating, Inc., dated January 17, 2006.

44.	Real Estate Lease Agreement between Western Pacific Timber, LLC and Valley County, Idaho, dated January 30, 2007. (To the extent applicable to the Real Property)

45.	Road Use Permit (Little Middle Mud SS-50-0053) from Western Pacific Timber, LLC to Idaho Department of Lands, dated February 16, 2006. (To the extent applicable to the Real Property).

46.	Road Use Permit (Horsethief Salvage Sale SS-50-0059) from Western Pacific Timber, LLC to Idaho Department of Lands, dated May 10, 2007.

47.	Road Use Permit (Paddy Cake) from Western Pacific Timber, LLC to Idaho Department of Lands, dated May 9, 2007.

48.	Road Use Permit (Paddy Flat) from Western Pacific Timber, LLC to Idaho Department of Lands, dated May 9, 2007.

49.	Temporary Road Use Permit from Western Pacific Timber, LLC to U.S. Department of Agriculture – Forest Service, dated August 22, 2006.

Schedule 2.1.6 Page 4 of 4

SCHEDULE 2.8(i)

Title Commitments

1.	Third Amended Title Commitment No. NCS-304275-BOI dated effective August 2, 2007 issued by First American Title Insurance Company covering lands in Boise County, Idaho (the “Boise County Commitment”).

2.	Title Commitment No. NCS-304275I-BOI dated effective June 18, 2007 issued by First American Title Insurance Company covering lands in Idaho County, Idaho (the “Idaho County Commitment”).

3.	Title Commitment No. NCS-304275A-BOI dated effective August 14, 2007 issued by First American Title Insurance Company covering lands in Adams County, Idaho (the “Adams County Commitment”).

4.	Second Title Commitment No. NCS-304275V-BOI dated effective August 6, 2007 issued by First American Title Insurance Company covering lands in Valley County, Idaho (the “Valley County Commitment”).

Schedule 2.8(i) Page 1 of 1

SCHEDULE 2.8.(ii)

Permitted Exceptions

1.	Exceptions 7, and 9 through 19 as set forth on the Idaho County Commitment.

2.	Exceptions 9 through 11, 13, 14, 16 through 27, 29, 32 through 52, 55, 56, 58 through 60, 62 through 70, 72 through 77, 79, 80, 82 through 97, 100 through 105, 107, 108 through 119, 121, and 122 as set forth on the Boise County Commitment.

3.	Exceptions 7 through 55 as set forth on the Adams County Commitment.

4.	Exceptions 7 through 19, 21 through 58, 60 through 81, 83 through 87, 89 through 91, 93, 95 through 97, 99, 100, 102 through 107, 109, 110, 113, 115, 116, 118 through 120, and 122 through 124 as set forth on the Valley County Commitment.

Schedule 2.8(ii) Page 1 of 1

SCHEDULE 5.4

Employees

Lynn House

Schedule 5.4 Page 1 of 1